UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22245

First Trust Exchange-Traded Fund III
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded Fund III
First Trust Preferred Securities and Income ETF (FPE)

Annual Report
For the Year Ended
October 31, 2020

First Trust Preferred Securities and Income ETF (FPE)
Annual Report
October 31, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Preferred Securities and Income ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Preferred Securities and Income ETF (FPE)
Annual Letter from the Chairman and CEO
October 31, 2020
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Preferred Securities and Income ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2020.
As I was collecting my thoughts for this annual roundup it occurred to me that my message this year should touch on the tone of the markets and the investing climate rather than belabor all the news and events that brought us to this juncture. We all know how tumultuous our lives have become over the past eight or so months. The phrase “shelter-at-home” says it all. I would rather talk about why I believe investors should be optimistic about where we could be headed.
Having said that, allow me to at least acknowledge the two elephants in the room: the coronavirus (“COVID-19”) and the election. In the first 12 days of November, we learned the following: that we likely have a new president-elect (Joe Biden), though it may not be official for some time because it is being contested by President Donald Trump and some of his loyal backers in the Republican Party citing voter fraud in certain states; that we still do not know which political party will have control of the Senate due to a couple of run-offs in Georgia to be held on January 5, 2021; and, that it looks as though we may be fortunate enough to have an FDA-approved COVID-19 vaccine by either the end of 2020 or the start of 2021, though that too is not yet official. It could be a game-changer in the COVID-19 battle. And, we may gain access to additional vaccines as well. The key to getting the economy back to running on all cylinders is to fully reopen, and a vaccine is “what the doctor ordered.”
With respect to the tone of the markets and investment climate, to say that I am encouraged about what has transpired in 2020 would be an understatement. Despite the extraordinary challenges so far this year, the S&P 500® Index posted a total return of 2.77% over the first 10 months of 2020, this despite plunging 33.8% into bear market territory from February 19, 2020 through March 23, 2020, according to Bloomberg. As impressive as that feat is, the future looks even brighter. While Bloomberg’s consensus earnings growth rate estimate for the S&P 500® Index for 2020 was -16.51%, as of November 13, 2020, its 2021 and 2022 estimates were 21.74% and 16.95%, respectively. That is a strong take on the prospects for a rebound in Corporate America over the next 24 months. One of the tailwinds that is providing a good deal of support to the economy and markets is the decision by the Federal Reserve (the “Fed”) to keep interest rates artificially low for as long as need be to meet both its employment and inflation targets. By keeping rates lower for longer, the Fed is essentially inviting investors to assume more risk to generate higher returns. Brian Wesbury, Chief Economist at First Trust, believes that the Fed could need until 2024 to accomplish its goals. That is a lot of runway for investors to reposition their portfolios, if needed, and a very generous, and perhaps unprecedented, amount of guidance from the Fed, in our opinion. Those investors with cash on the sidelines earning next to nothing have options if they choose to act.
We are encouraged about the prospects for the economy and the markets, but investors should be prepared to weather some volatility until the COVID-19 pandemic is better contained. As always, we encourage investors to stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Preferred Securities and Income ETF (FPE)
First Trust Preferred Securities and Income ETF’s (the “Fund”) investment objective is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in preferred securities (“Preferred Securities”) and income-producing debt securities (“Income Securities”). The Fund invests in securities that are traded over-the-counter or listed on an exchange. For purposes of the 80% test set forth above, securities of open-end funds, closed-end funds or other exchange-traded funds (“ETFs”) registered under the Investment Company Act of 1940, as amended, that invest primarily in Preferred Securities or Income Securities are deemed to be Preferred Securities or Income Securities.
Preferred Securities held by the Fund generally pay fixed or adjustable-rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are generally junior to all forms of the company’s debt, including both senior and subordinated debt. Certain of the Preferred Securities may be issued by trusts or other special purpose entities created by companies specifically for the purpose of issuing such securities. Income Securities that may be held by the Fund include corporate bonds, high yield securities (commonly referred to as “junk” bonds) and convertible securities. The broad category of corporate debt securities includes debt issued by U.S. and non-U.S. companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may carry fixed or floating rates of interest.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/20	5 Years Ended 10/31/20	Inception (2/11/13) to 10/31/20	5 Years Ended 10/31/20	Inception (2/11/13) to 10/31/20
Fund Performance
NAV	1.94%	6.06%	5.18%	34.20%	47.71%
Market Price	1.57%	5.92%	5.13%	33.34%	47.14%
Index Performance
ICE BofA Fixed Rate Preferred Securities Index	4.03%	5.78%	5.78%	32.42%	54.30%
ICE BofA U.S. Capital Securities Index	6.15%	6.41%	6.06%	36.42%	57.48%
Blended Index(1)	5.13%	6.11%	5.94%	34.52%	56.09%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

(1)	The Blended Index consists of a 50/50 blend of the ICE BofA Fixed Rate Preferred Securities Index and the ICE BofA U.S. Capital Securities Index. The Blended Index reflects the diverse allocation of institutional preferred and hybrid securities in the Fund’s portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index. The Blended Index returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.

Fund Performance Overview (Unaudited) (Continued)
First Trust Preferred Securities and Income ETF (FPE)
Sector Allocation	% of Total Investments
Financials	73.2%
Utilities	9.3
Energy	7.1
Consumer Staples	3.5
Industrials	3.0
Communication Services	2.2
Real Estate	1.7
Total	100.0%

Credit Rating(2)	% of Total Fixed-Income Investments
A	0.1%
A-	0.6
BBB+	8.9
BBB	23.7
BBB-	29.0
BB+	21.0
BB	8.0
BB-	3.1
B+	1.2
B	0.7
Not Rated	3.7
Total	100.0%

Country Allocation	% of Total Investments
United States	50.2%
United Kingdom	10.1
Canada	8.7
France	5.9
Switzerland	4.6
Bermuda	4.6
Netherlands	4.2
Italy	3.3
Australia	2.9
Spain	1.5
Mexico	1.2
Denmark	0.8
Japan	0.7
Finland	0.6
Chile	0.4
Sweden	0.3
Jersey	0.0*
Total	100.0%

*	Amount is less than 0.1%.
Top Ten Holdings	% of Total Investments
Emera, Inc., Series 16-A	3.0%
Barclays PLC	2.0
AerCap Holdings N.V.	1.9
Barclays PLC	1.7
GMAC Capital Trust I, Series 2	1.5
Wells Fargo & Co., Series L	1.4
Lloyds Banking Group PLC	1.3
Enel S.p.A.	1.2
Charles Schwab (The) Corp., Series G	1.1
UniCredit S.p.A.	1.1
Total	16.2%

(2)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Preferred Securities and Income ETF (FPE)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of a Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

(3)	The Blended Index consists of a 50/50 blend of the ICE BofA Fixed Rate Preferred Securities Index and the ICE BofA U.S. Capital Securities Index. The Blended Index reflects the diverse allocation of institutional preferred and hybrid securities in the Fund’s portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index. The Blended Index returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.

Portfolio Commentary
First Trust Preferred Securities and Income ETF (FPE)
Annual Report
October 31, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Preferred Securities and Income ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Stonebridge Advisors LLC
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is the sub-advisor to the Fund and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.
Stonebridge Advisors LLC Portfolio Management Team
Scott T. Fleming - Chief Executive Officer and President
Robert Wolf - Chief Investment Officer, Senior Vice President and Senior Portfolio Manager
Eric Weaver - Chief Strategist, Senior Vice President and Portfolio Manager
Commentary
Market Recap
The 12-month period ended October 31, 2020 was a volatile period for the preferred and hybrid securities market, yet all parts of the market earned positive returns. The beginning of the period was marked by very strong performance, as supportive central bank policy, solid economic data, the extension of the BREXIT deadline in the United Kingdom and positive fund flows all helped drive the market higher. However, this all changed during the latter part of the first quarter of 2020 with the onset of the coronavirus (“COVID-19”) pandemic and the associated economic shutdowns. Prices across the preferred and hybrid securities market dropped precipitously as investors pulled money from the space, funds de-levered aggressively and investor sentiment plummeted. In response to the economic fallout, central banks globally embarked on unprecedented stimulus measures while governments passed enormous fiscal spending plans to support consumers and households in the face of rising unemployment. These measures significantly improved liquidity and market functioning across financial markets and helped support the economic recovery. In the U.S., rates dropped across the curve, with 10-Year Treasury yields reaching all-time low levels, while current yield spreads versus 10-Year Treasuries in the preferred and hybrid securities market widened to levels not seen since the global financial crisis of 2008. Despite the economic slowdown, many issuers in the preferred and hybrid securities market were able to beat earnings expectations in both the second and third quarters of 2020. Banks in particular reported strong quarterly numbers overall, increasing capital buffers and reporting less provisions than expected, supporting the positive credit story. The improved investor sentiment and fundamentals during the latter part of the 12-month period ended October 31, 2020 spurred positive fund flows and spreads tightened across the space. The credit strength across the major issuers in the preferred and hybrid securities market, including banks, insurance companies and utilities, remained intact and proved resilient in the face of large shocks to the global economy. For the 12-month period ended October 31, 2020, the retail market produced returns of 4.03% while the institutional market gained 6.15%, according to the ICE BofA Fixed Rate Preferred Securities Index (“P0P1”) and the ICE BofA US Capital Securities Index (“C0CS”), respectively. European contingent convertible capital securities (“CoCos”) also performed well, returning 5.25% during the period, as measured by the ICE USD Investment Contingent Capital Index (“CDLR”).
Performance Analysis
For the 12-month period ended October 31, 2020 the net asset value (“NAV”) and market price total returns for the Fund were 1.94% and 1.57%, respectively. This compares to a total return of 5.13% for the Fund’s benchmark, which is a 50/50 blend of the P0P1 and C0CS. The Fund’s divergence in performance from the benchmark during the period was primarily a result of defensive interest rate positioning and an overweight allocation to non-investment grade securities. Investments in newly issued securities in the last half of the period contributed positively to the Fund’s relative performance.
As rates quickly dropped across the U.S. Treasury yield curve following the Federal Reserve’s (the “Fed”) unprecedented response to the COVID-19 pandemic, long duration securities outperformed, while floating rate and short duration securities underperformed. The Fund’s weighting in floating rate securities, which are not held in the benchmark, and its underweight allocation to long duration (10+ years) securities both contributed to underperformance during the period. We believe it is prudent to not extend duration of the Fund to match the benchmark as the prospect for yield curve steepening is increasing, which may result in a negative impact on longer duration preferred and hybrid securities.

Portfolio Commentary (Continued)
First Trust Preferred Securities and Income ETF (FPE)
Annual Report
October 31, 2020 (Unaudited)
Another consequence to the economic slowdown from the COVID-19 pandemic was spread decompression between investment grade and non-investment grade securities. The benchmark is entirely comprised of investment grade securities, including a relatively large weighting in high quality Japanese issuers, which outperformed during the period.
Furthermore, as travel and energy consumption materially decreased after the onset of the COVID-19 pandemic, midstream energy pipelines and aircraft lessors also underperformed during the period. The Fund maintains a small exposure to both industry segments, which had an outsized adverse impact to relative performance. However, we remain confident in the outlook for the securities held by the Fund in these industry segments, as we believe issuer credit fundamentals are stable with recent earnings that have exceeded expectations, along with sufficient liquidity and favorable security structures.
Within the $25 par retail market, liquidity and pricing dislocations that occurred in March 2020 after the onset of the COVID-19 pandemic created opportunities as well as risks for the Fund. In particular, the Fund reduced its allocation to higher beta industries, such as mortgage real estate investment trusts (“REITs”), during the sell-off as liquidity became challenged. However, the Fund was also very active adding to select names within the insurance, energy and banking industries, which contributed to relative outperformance during the second half of the period.
After spreads widened following the pandemic, new issuance in the second and third quarters of 2020 came to market with attractive reset spreads and structures, such as constant maturity Treasury (“CMT”) resets and discrete call features. The Fund took advantage of these new issuance opportunities within the primary issuance market during the period, selectively focusing on newly issued securities with the best combination of credit, relative valuation, and structure.
Market and Fund Outlook
With the uncertainty due to macro conditions, Stonebridge is committed to protecting investor portfolios against near-term risks, while also positioning for future outperformance. Our focus is on improving the quality of investor portfolios, including strengthening the holdings in terms of credit and security structure, while also positioning for the possibility of interest-rate volatility due to fiscal stimulus and inflationary pressures. We are finding value across the entire universe of preferreds, including both the $25 par exchange traded and $1000 par over-the-counter markets and strive to make portfolio adjustments as opportunities are presented. We believe the secondary market will likely find technical support from investor inflows and limited net new issue supply expectations. Attractive valuations, combined with high yields and strong issuer credit fundamentals, will likely drive outperformance of preferreds compared to other asset classes, in our opinion.

First Trust Preferred Securities and Income ETF (FPE)
Understanding Your Fund Expenses
October 31, 2020 (Unaudited)
As a shareholder of the First Trust Preferred Securities and Income ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2020.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Preferred Securities and Income ETF (FPE)
Actual	$1,000.00	$1,093.00	0.85%	$4.47
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	0.85%	$4.32

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2020 through October 31, 2020), multiplied by 184/366 (to reflect the six-month period).

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments
October 31, 2020
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 26.4%
	Banks – 6.0%
23,218	Banco Santander S.A., Series 6, 3 Mo. LIBOR + 0.52%, minimum 4.00% (a)	4.00%	(b)	$586,254
7	Bank of America Corp., Series GG	6.00%	(b)	188
170	Bank of America Corp., Series HH	5.88%	(b)	4,571
610,175	Bank of America Corp., Series NN	4.38%	(b)	15,254,375
991,768	Citigroup Capital XIII, 3 Mo. LIBOR + 6.37% (a)	6.58%	10/30/40	27,174,443
108,258	Citizens Financial Group, Inc., Series E	5.00%	(b)	2,738,927
649,312	Fifth Third Bancorp, Series A	6.00%	(b)	17,245,727
106,289	Fifth Third Bancorp, Series I (c)	6.63%	(b)	3,005,853
251,386	First Midwest Bancorp, Inc., Series A	7.00%	(b)	6,855,296
566,586	First Republic Bank, Series K	4.13%	(b)	14,260,970
565,259	Fulton Financial Corp., Series A	5.13%	(b)	14,329,316
3,156,132	GMAC Capital Trust I, Series 2, 3 Mo. LIBOR + 5.79% (a)	6.07%	02/15/40	81,238,838
207,249	Huntington Bancshares, Inc., Series D	6.25%	(b)	5,309,719
33,164	KeyCorp, Series F	5.65%	(b)	878,514
207,608	KeyCorp, Series G	5.63%	(b)	5,615,796
1,044,076	People’s United Financial, Inc., Series A (c)	5.63%	(b)	28,325,782
477,166	Pinnacle Financial Partners, Inc., Series B	6.75%	(b)	12,788,049
590,163	Regions Financial Corp., Series A	6.38%	(b)	15,131,779
41,112	Synovus Financial Corp., Series D (c)	6.30%	(b)	1,056,989
155,514	Truist Financial Corp., Series R	4.75%	(b)	4,057,360
33,783	Valley National Bancorp, Series A (c)	6.25%	(b)	893,223
103,342	Valley National Bancorp, Series B (c)	5.50%	(b)	2,493,642
39,990	Wells Fargo & Co., Series O	5.13%	(b)	1,006,948
7	Wells Fargo & Co., Series P	5.25%	(b)	176
136,999	Wells Fargo & Co., Series V	6.00%	(b)	3,470,185
640,157	Wells Fargo & Co., Series X	5.50%	(b)	16,304,799
297,283	Wells Fargo & Co., Series Y	5.63%	(b)	7,702,603
570,092	WesBanco, Inc., Series A (c)	6.75%	(b)	15,067,532
2,144	Wintrust Financial Corp., Series D (c)	6.50%	(b)	56,023
790,016	Wintrust Financial Corp., Series E (c)	6.88%	(b)	21,030,226
				323,884,103
	Capital Markets – 2.0%
485,604	Affiliated Managers Group, Inc.	5.88%	03/30/59	13,019,043
281,070	Affiliated Managers Group, Inc.	4.75%	09/30/60	7,385,114
53,893	Apollo Global Management, Inc., Series A	6.38%	(b)	1,399,601
601,421	Apollo Global Management, Inc., Series B	6.38%	(b)	15,931,642
130,705	Legg Mason, Inc.	5.45%	09/15/56	3,360,426
1,247,549	Morgan Stanley, Series F (c)	6.88%	(b)	34,856,519
118,694	Morgan Stanley, Series K (c)	5.85%	(b)	3,344,797
344,132	Oaktree Capital Group LLC, Series A	6.63%	(b)	9,195,207
570,258	Oaktree Capital Group LLC, Series B	6.55%	(b)	15,277,212
528	State Street Corp., Series G (c)	5.35%	(b)	14,974
98,106	Stifel Financial Corp., Series A	6.25%	(b)	2,544,870
				106,329,405
	Consumer Finance – 0.6%
38,772	Capital One Financial Corp., Series G	5.20%	(b)	991,012
859,477	Capital One Financial Corp., Series I	5.00%	(b)	21,615,847
349,395	Capital One Financial Corp., Series J	4.80%	(b)	8,654,514
				31,261,373
	Diversified Financial Services – 0.5%
703,774	Equitable Holdings, Inc., Series A	5.25%	(b)	17,798,445

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2020
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Diversified Financial Services (Continued)
247,792	National Rural Utilities Cooperative Finance Corp.	5.50%	05/15/64	$6,739,942
				24,538,387
	Diversified Telecommunication Services – 1.1%
969,284	AT&T, Inc., Series C	4.75%	(b)	24,513,192
378,144	Qwest Corp.	6.50%	09/01/56	9,608,639
901,351	Qwest Corp.	6.75%	06/15/57	23,552,302
				57,674,133
	Electric Utilities – 0.8%
106,982	PPL Capital Funding, Inc., Series B	5.90%	04/30/73	2,717,343
310,078	SCE Trust V, Series K (c)	5.45%	(b)	7,038,771
1,417,544	Southern (The) Co., Series C	4.20%	10/15/60	36,069,407
				45,825,521
	Equity Real Estate Investment Trusts – 0.9%
495,829	American Homes 4 Rent, Series D	6.50%	(b)	12,832,055
891,624	American Homes 4 Rent, Series E	6.35%	(b)	22,968,234
206,985	Digital Realty Trust, Inc., Series L	5.20%	(b)	5,505,801
346,077	Global Net Lease, Inc., Series A	7.25%	(b)	8,894,179
36,531	Public Storage, Series M	4.13%	(b)	944,326
				51,144,595
	Food Products – 1.3%
204,575	CHS, Inc., Series 1	7.88%	(b)	5,721,963
1,072,525	CHS, Inc., Series 2 (c)	7.10%	(b)	29,430,086
890,013	CHS, Inc., Series 3 (c)	6.75%	(b)	23,576,444
386,162	CHS, Inc., Series 4	7.50%	(b)	10,820,259
				69,548,752
	Gas Utilities – 0.3%
471,752	South Jersey Industries, Inc.	5.63%	09/16/79	12,015,523
107,393	Spire, Inc., Series A	5.90%	(b)	2,938,273
				14,953,796
	Independent Power & Renewable Electricity Producers – 0.2%
428,598	Brookfield Renewable Partners L.P., Series 17	5.25%	(b)	11,126,404
	Insurance – 7.1%
1,494,025	Aegon Funding Co., LLC	5.10%	12/15/49	38,934,292
1,709,529	American Equity Investment Life Holding Co., Series A (c)	5.95%	(b)	42,567,272
662,214	American Equity Investment Life Holding Co., Series B (c)	6.63%	(b)	17,257,297
966	American Financial Group, Inc.	4.50%	09/15/60	25,862
211,856	AmTrust Financial Services, Inc.	7.25%	06/15/55	3,792,222
250,540	AmTrust Financial Services, Inc.	7.50%	09/15/55	4,462,117
56	Arch Capital Group Ltd., Series E	5.25%	(b)	1,427
28	Arch Capital Group Ltd., Series F	5.45%	(b)	731
244,281	Aspen Insurance Holdings Ltd.	5.63%	(b)	6,238,937
1,017,388	Aspen Insurance Holdings Ltd.	5.63%	(b)	25,485,569
1,195,297	Aspen Insurance Holdings Ltd. (c)	5.95%	(b)	31,304,828
111,745	Assured Guaranty Municipal Holdings, Inc.	6.25%	11/01/02	2,950,068
1,440,302	Athene Holding Ltd., Series A (c)	6.35%	(b)	38,571,288
572,244	Athene Holding Ltd., Series C (c)	6.38%	(b)	15,393,364
233,574	Axis Capital Holdings Ltd., Series E	5.50%	(b)	5,951,466
949,986	Delphi Financial Group, Inc., 3 Mo. LIBOR + 3.19% (a)	3.47%	05/15/37	18,524,727
936,613	Enstar Group Ltd., Series D (c)	7.00%	(b)	24,932,638
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2020
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Insurance (Continued)
471,220	Global Indemnity Group LLC	7.88%	04/15/47	$12,181,037
388,956	National General Holdings Corp.	7.63%	09/15/55	9,937,826
136,571	National General Holdings Corp., Series B	7.50%	(b)	3,456,612
223,709	National General Holdings Corp., Series C	7.50%	(b)	5,823,145
6,614	PartnerRe Ltd., Series I	5.88%	(b)	170,178
156,940	Phoenix Cos. (The), Inc.	7.45%	01/15/32	2,206,969
1,702,482	Prudential Financial, Inc.	4.13%	09/01/60	43,081,137
1,021,253	Reinsurance Group of America, Inc. (c)	5.75%	06/15/56	27,798,507
68,091	W.R. Berkley Corp.	5.75%	06/01/56	1,752,662
116,365	W.R. Berkley Corp.	4.25%	09/30/60	2,989,999
				385,792,177
	Mortgage Real Estate Investment Trusts – 1.0%
533,060	AGNC Investment Corp., Series C (c)	7.00%	(b)	12,180,421
293,109	AGNC Investment Corp., Series D (c)	6.88%	(b)	6,548,055
49,840	AGNC Investment Corp., Series E (c)	6.50%	(b)	1,104,953
575,588	AGNC Investment Corp., Series F (c)	6.13%	(b)	12,461,480
684,137	Annaly Capital Management, Inc., Series F (c)	6.95%	(b)	15,399,924
239,935	Annaly Capital Management, Inc., Series I (c)	6.75%	(b)	5,403,336
				53,098,169
	Multi-Utilities – 1.3%
526,704	Algonquin Power & Utilities Corp. (c)	6.88%	10/17/78	14,068,264
815,149	Algonquin Power & Utilities Corp., Series 19-A (c)	6.20%	07/01/79	21,943,811
566,625	Brookfield Infrastructure Partners L.P., Series 13	5.13%	(b)	14,579,261
757,853	Integrys Holding, Inc. (c)	6.00%	08/01/73	20,689,387
				71,280,723
	Oil, Gas & Consumable Fuels – 1.3%
90,140	DCP Midstream L.P., Series B (c)	7.88%	(b)	1,563,028
550,362	Enbridge, Inc., Series B (c)	6.38%	04/15/78	14,045,238
14,337	Energy Transfer Operating L.P., Series C (c)	7.38%	(b)	262,224
39,364	Energy Transfer Operating L.P., Series D (c)	7.63%	(b)	737,681
1,820,315	Energy Transfer Operating L.P., Series E (c)	7.60%	(b)	35,405,127
305,640	NuStar Energy L.P., Series A (c)	8.50%	(b)	5,724,637
831,260	NuStar Logistics, L.P., 3 Mo. LIBOR + 6.73% (a)	6.97%	01/15/43	15,577,812
				73,315,747
	Real Estate Management & Development – 0.7%
801,452	Brookfield Property Partners L.P., Series A	5.75%	(b)	15,548,169
143,541	Brookfield Property Partners L.P., Series A-1	6.50%	(b)	2,997,136
951,214	Brookfield Property Partners L.P., Series A2	6.38%	(b)	19,214,523
				37,759,828
	Thrifts & Mortgage Finance – 0.5%
983,302	New York Community Bancorp, Inc., Series A (c)	6.38%	(b)	25,497,021
	Trading Companies & Distributors – 0.6%
817,136	Air Lease Corp., Series A (c)	6.15%	(b)	18,745,100
501,368	WESCO International, Inc., Series A (c)	10.63%	(b)	14,529,644
				33,274,744
	Wireless Telecommunication Services – 0.2%
281,451	United States Cellular Corp.	7.25%	12/01/63	7,244,549
500	United States Cellular Corp.	7.25%	12/01/64	12,690

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2020
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Wireless Telecommunication Services (Continued)
206,585	United States Cellular Corp.	6.25%	09/01/69	$5,435,251
				12,692,490
	Total $25 Par Preferred Securities			1,428,997,368
	(Cost $1,416,028,583)
$100 PAR PREFERRED SECURITIES – 1.1%
	Banks – 0.8%
88,231	AgriBank FCB (c)	6.88%	(b)	9,573,064
62,100	CoBank ACB, Series F (c)	6.25%	(b)	6,520,500
118,243	CoBank ACB, Series G	6.13%	(b)	12,001,664
49,330	CoBank ACB, Series H (c)	6.20%	(b)	5,228,980
116,015	Farm Credit Bank of Texas (c) (d)	6.75%	(b)	12,529,620
				45,853,828
	Consumer Finance – 0.3%
339,477	SLM Corp., Series B, 3 Mo. LIBOR + 1.70% (a)	1.95%	(b)	15,507,309
	Total $100 Par Preferred Securities			61,361,137
	(Cost $64,685,860)
$1,000 PAR PREFERRED SECURITIES – 1.5%
	Banks – 1.4%
56,384	Wells Fargo & Co., Series L	7.50%	(b)	76,048,484
	Diversified Financial Services – 0.1%
5,500	Compeer Financial ACA (c) (d)	6.75%	(b)	5,775,000
	Total $1,000 Par Preferred Securities			81,823,484
	(Cost $81,042,656)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 66.9%
	Banks – 32.3%
$38,949,000	Australia & New Zealand Banking Group Ltd. (c) (d) (e)	6.75%	(b)	44,210,815
39,900,000	Banco Bilbao Vizcaya Argentaria S.A., Series 9 (c) (e)	6.50%	(b)	39,402,545
9,000,000	Banco Mercantil del Norte S.A. (c) (d) (e)	7.50%	(b)	8,973,450
8,500,000	Banco Mercantil del Norte S.A. (c) (d) (e)	7.63%	(b)	8,500,000
20,400,000	Banco Mercantil del Norte S.A. (c) (d) (e)	8.38%	(b)	21,680,304
10,600,000	Banco Mercantil del Norte S.A. (c) (d) (e)	5.75%	10/04/31	10,750,520
37,800,000	Banco Santander S.A. (c) (e) (f)	7.50%	(b)	39,372,480
9,528,000	Bank of America Corp., Series X (c)	6.25%	(b)	10,399,104
42,800,000	Bank of Nova Scotia (The) (c)	4.90%	(b)	44,781,640
30,400,000	Barclays PLC (c) (e)	6.13%	(b)	31,004,468
84,190,000	Barclays PLC (c) (e) (f)	7.88%	(b)	87,077,717
95,850,000	Barclays PLC (c) (e)	8.00%	(b)	102,847,707
11,600,000	BBVA Bancomer S.A. (c) (d) (e)	5.88%	09/13/34	12,058,896
12,540,000	BNP Paribas S.A. (c) (d) (e)	6.63%	(b)	13,351,338
42,500,000	BNP Paribas S.A. (c) (d) (e)	7.38%	(b)	47,470,162
12,000,000	Citigroup, Inc. (c)	5.90%	(b)	12,438,000
4,750,000	Citigroup, Inc. (c)	5.95%	(b)	4,910,788
15,000,000	Citigroup, Inc., Series P (c)	5.95%	(b)	15,716,373
4,000,000	Citigroup, Inc., Series Q, 3 Mo. LIBOR + 4.10% (a)	4.38%	(b)	3,931,640
31,723,000	Citigroup, Inc., Series R (c)	6.13%	(b)	31,492,541
34,250,000	Citigroup, Inc., Series T (c)	6.25%	(b)	38,288,589
10,116,000	Citizens Financial Group, Inc., Series A, 3 Mo. LIBOR + 3.96% (a)	4.19%	(b)	9,797,801
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2020
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$27,200,000	Citizens Financial Group, Inc., Series F (c)	5.65%	(b)	$29,002,000
20,474,000	CoBank ACB, Series I (c)	6.25%	(b)	21,907,180
14,400,000	Comerica, Inc. (c)	5.63%	(b)	15,408,000
38,310,000	Credit Agricole S.A. (c) (d) (e)	6.88%	(b)	41,042,078
47,100,000	Credit Agricole S.A. (c) (d) (e)	7.88%	(b)	52,053,036
3,000,000	Credit Agricole S.A. (c) (e) (f)	7.88%	(b)	3,315,480
47,100,000	Credit Agricole S.A. (c) (d) (e)	8.13%	(b)	55,422,570
21,313,000	Danske Bank A.S. (c) (e) (f)	6.13%	(b)	21,979,585
15,960,000	Danske Bank A.S. (c) (e) (f)	7.00%	(b)	17,174,077
7,650,000	Farm Credit Bank of Texas, Series 3 (c) (d)	6.20%	(b)	7,656,235
20,300,000	Farm Credit Bank of Texas, Series 4 (c) (d)	5.70%	(b)	21,893,550
26,000,000	Fifth Third Bancorp, Series L (c)	4.50%	(b)	26,325,000
2,000,000	HBOS Capital Funding L.P. (f)	6.85%	(b)	2,026,250
49,619,000	HSBC Holdings PLC (c) (e)	6.38%	(b)	51,685,543
19,500,000	Huntington Bancshares, Inc., Series F (c)	5.63%	(b)	21,864,375
23,300,000	Huntington Bancshares, Inc., Series G (c)	4.45%	(b)	23,241,750
21,596,000	ING Groep N.V. (c) (e)	5.75%	(b)	22,518,473
25,179,000	ING Groep N.V. (c) (e)	6.50%	(b)	26,752,688
27,063,000	ING Groep N.V. (c) (e) (f)	6.88%	(b)	28,054,453
34,125,000	Intesa Sanpaolo S.p.A. (c) (d) (e)	7.70%	(b)	36,016,456
12,888,000	JPMorgan Chase & Co., Series R (c)	6.00%	(b)	13,220,838
26,378,000	JPMorgan Chase & Co., Series V, 3 Mo. LIBOR + 3.32% (a)	3.55%	(b)	24,588,482
19,651,000	JPMorgan Chase & Co., Series Z, 3 Mo. LIBOR + 3.80% (a)	4.05%	(b)	19,288,537
7,438,000	Lloyds Bank PLC (c) (f)	12.00%	(b)	8,340,155
22,000,000	Lloyds Banking Group PLC (c) (e)	6.75%	(b)	23,090,870
62,814,000	Lloyds Banking Group PLC (c) (e)	7.50%	(b)	66,408,217
21,800,000	Lloyds Banking Group PLC (c) (e)	7.50%	(b)	23,508,149
13,000,000	M&T Bank Corp., Series G (c)	5.00%	(b)	13,302,055
8,500,000	Natwest Group PLC (c) (e)	6.00%	(b)	8,816,200
21,325,000	Natwest Group PLC (c) (e)	8.00%	(b)	23,918,120
38,975,000	Natwest Group PLC (c) (e)	8.63%	(b)	40,313,012
27,000,000	Nordea Bank Abp (c) (d) (e)	6.63%	(b)	30,228,795
17,400,000	Regions Financial Corp., Series D (c)	5.75%	(b)	18,683,250
2,400,000	Skandinaviska Enskilda Banken AB (c) (e) (f)	5.63%	(b)	2,462,832
35,700,000	Societe Generale S.A. (c) (d) (e)	7.38%	(b)	36,750,294
22,679,000	Societe Generale S.A. (c) (d) (e)	7.88%	(b)	24,211,533
20,000,000	Societe Generale S.A. (c) (e) (f)	7.88%	(b)	21,351,500
3,500,000	Societe Generale S.A. (c) (d) (e)	8.00%	(b)	3,934,598
25,600,000	Standard Chartered PLC (c) (d) (e)	6.00%	(b)	26,368,000
12,310,000	Standard Chartered PLC (c) (d) (e)	7.75%	(b)	13,100,794
13,600,000	Swedbank AB (c) (e) (f)	6.00%	(b)	13,927,882
20,400,000	Truist Financial Corp., Series P (c)	4.95%	(b)	21,675,000
30,400,000	Truist Financial Corp., Series Q (c)	5.10%	(b)	33,343,024
56,950,000	UniCredit S.p.A. (c) (e) (f)	8.00%	(b)	60,072,796
13,500,000	UniCredit S.p.A. (c) (d)	5.46%	06/30/35	13,698,711
				1,748,399,301
	Capital Markets – 9.3%
29,226,000	Apollo Management Holdings L.P. (c) (d)	4.95%	01/14/50	29,270,838
23,900,000	Bank of New York Mellon (The) Corp., Series G (c)	4.70%	(b)	25,632,750
17,043,000	Bank of New York Mellon (The) Corp., Series H (c)	3.70%	(b)	16,954,861
55,000,000	Charles Schwab (The) Corp., Series G (c)	5.38%	(b)	60,324,000
38,800,000	Credit Suisse Group AG (c) (d) (e)	5.25%	(b)	39,160,840
48,900,000	Credit Suisse Group AG (c) (d) (e)	6.38%	(b)	52,547,206
5,175,000	Credit Suisse Group AG (c) (e) (f)	7.13%	(b)	5,378,067

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2020
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Capital Markets (Continued)
$9,000,000	Credit Suisse Group AG (c) (d) (e)	7.25%	(b)	$9,759,645
23,681,000	Credit Suisse Group AG (c) (d) (e)	7.50%	(b)	25,786,241
47,450,000	Credit Suisse Group AG (c) (d) (e)	7.50%	(b)	50,416,099
20,158,000	Goldman Sachs Group (The), Inc., Series M, 3 Mo. LIBOR + 3.92% (a)	4.17%	(b)	19,880,828
54,467,000	Goldman Sachs Group (The), Inc., Series Q (c)	5.50%	(b)	58,465,705
9,600,000	Goldman Sachs Group (The), Inc., Series R (c)	4.95%	(b)	9,846,503
2,856,000	Morgan Stanley, Series H, 3 Mo. LIBOR + 3.61% (a)	3.85%	(b)	2,748,847
5,300,000	Morgan Stanley, Series J, 3 Mo. LIBOR + 3.81% (a)	4.05%	(b)	5,201,460
29,453,000	Morgan Stanley, Series M (c)	5.88%	(b)	32,508,749
26,389,000	UBS Group AG (c) (e) (f)	6.88%	(b)	29,200,748
28,500,000	UBS Group AG (c) (d) (e)	7.00%	(b)	30,692,932
				503,776,319
	Diversified Financial Services – 0.8%
26,571,000	Voya Financial, Inc. (c)	5.65%	05/15/53	27,447,976
16,548,000	Voya Financial, Inc., Series A (c)	6.13%	(b)	17,014,571
				44,462,547
	Diversified Telecommunication Services – 0.9%
12,882,000	Koninklijke KPN N.V. (c) (d)	7.00%	03/28/73	13,511,194
32,310,000	Koninklijke KPN N.V. (c) (f)	7.00%	03/28/73	33,888,114
				47,399,308
	Electric Utilities – 5.0%
21,410,000	Duke Energy Corp. (c)	4.88%	(b)	22,689,408
141,743,000	Emera, Inc., Series 16-A (c)	6.75%	06/15/76	157,227,714
56,644,000	Enel S.p.A. (c) (d)	8.75%	09/24/73	65,565,430
27,000,000	Southern (The) Co., Series B (c)	4.00%	01/15/51	27,469,530
				272,952,082
	Energy Equipment & Services – 1.3%
6,600,000	Transcanada Trust (c)	5.63%	05/20/75	6,756,738
38,000,000	Transcanada Trust (c)	5.50%	09/15/79	38,987,179
22,604,000	Transcanada Trust, Series 16-A (c)	5.88%	08/15/76	24,044,841
				69,788,758
	Food Products – 2.1%
6,700,000	Dairy Farmers of America, Inc. (g)	7.13%	(b)	6,138,640
23,748,000	Land O’Lakes Capital Trust I (g)	7.45%	03/15/28	27,072,720
41,821,000	Land O’Lakes, Inc. (d)	7.00%	(b)	37,736,970
12,720,000	Land O’Lakes, Inc. (d)	7.25%	(b)	11,884,232
31,000,000	Land O’Lakes, Inc. (d)	8.00%	(b)	30,845,000
				113,677,562
	Independent Power & Renewable Electricity Producers – 0.3%
17,986,000	AES Gener S.A. (c) (d)	6.35%	10/07/79	18,150,122
	Insurance – 7.4%
25,677,000	Asahi Mutual Life Insurance Co. (c) (f)	6.50%	(b)	27,410,198
11,000,000	Asahi Mutual Life Insurance Co. (c) (f)	7.25%	(b)	11,563,685
31,900,000	Assurant, Inc. (c)	7.00%	03/27/48	34,777,816
8,354,000	Assured Guaranty Municipal Holdings, Inc. (c) (d)	6.40%	12/15/66	8,195,045
36,220,000	AXIS Specialty Finance LLC (c)	4.90%	01/15/40	36,745,016
23,688,000	Enstar Finance LLC (c)	5.75%	09/01/40	24,125,026
13,700,000	Fortegra Financial Corp. (c) (g)	8.50%	10/15/57	14,937,803
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2020
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Insurance (Continued)
$15,106,000	Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR + 2.13% (a) (d)	2.41%	02/12/47	$13,207,127
9,310,000	La Mondiale SAM (c) (f)	5.88%	01/26/47	10,496,113
13,825,000	Lincoln National Corp., 3 Mo. LIBOR + 2.36% (a)	2.64%	05/17/66	9,839,875
52,400,000	Markel Corp. (c)	6.00%	(b)	55,740,500
3,397,000	MetLife, Inc.	6.40%	12/15/36	4,215,587
17,000,000	MetLife, Inc., Series G (c)	3.85%	(b)	17,091,120
13,500,000	PartnerRe Finance B LLC (c)	4.50%	10/01/50	13,556,926
41,900,000	QBE Insurance Group Ltd. (c) (d)	5.88%	(b)	44,833,000
24,900,000	QBE Insurance Group Ltd. (c) (d)	7.50%	11/24/43	27,992,033
605,000	QBE Insurance Group Ltd. (c) (f)	7.50%	11/24/43	680,128
30,649,000	QBE Insurance Group Ltd. (c) (f)	6.75%	12/02/44	34,200,453
16,200,000	Reinsurance Group of America, Inc., 3 Mo. LIBOR + 2.67% (a)	2.92%	12/15/65	13,689,000
				403,296,451
	Multi-Utilities – 1.0%
22,623,000	CenterPoint Energy, Inc., Series A (c)	6.13%	(b)	22,900,800
14,520,000	NiSource, Inc. (c)	5.65%	(b)	14,527,115
17,000,000	Sempra Energy (c)	4.88%	(b)	17,722,500
				55,150,415
	Oil, Gas & Consumable Fuels – 4.2%
23,800,000	BP Capital Markets PLC (c)	4.88%	(b)	24,919,552
6,192,000	DCP Midstream L.P., Series A (c)	7.38%	(b)	4,029,185
25,423,000	DCP Midstream Operating L.P. (c) (d)	5.85%	05/21/43	19,008,904
10,905,000	Enbridge, Inc. (c)	5.50%	07/15/77	10,426,818
41,800,000	Enbridge, Inc. (c)	6.25%	03/01/78	41,894,231
50,224,000	Enbridge, Inc., Series 16-A (c)	6.00%	01/15/77	50,024,001
30,400,000	Enbridge, Inc., Series 20-A (c)	5.75%	07/15/80	31,054,228
32,460,000	Energy Transfer Operating L.P., 3 Mo. LIBOR + 3.02% (a)	3.27%	11/01/66	16,822,395
11,900,000	Energy Transfer Operating L.P., Series G (c)	7.13%	(b)	9,741,459
24,400,000	Enterprise Products Operating LLC, 3 Mo. LIBOR + 2.78% (a)	3.02%	06/01/67	18,665,878
				226,586,651
	Trading Companies & Distributors – 1.8%
122,386,000	AerCap Holdings N.V. (c)	5.88%	10/10/79	97,101,664
	Transportation Infrastructure – 0.5%
33,100,000	AerCap Global Aviation Trust (c) (d)	6.50%	06/15/45	29,376,250
	Total Capital Preferred Securities			3,630,117,430
	(Cost $3,589,333,497)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 0.7%
	Insurance – 0.7%
10,200,000	AmTrust Financial Services, Inc.	6.13%	08/15/23	9,392,686
27,400,000	Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. (d) (h)	7.63%	10/15/25	27,331,500
	Total Corporate Bonds and Notes			36,724,186
	(Cost $37,857,374)

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2020
Shares	Description	Value
EXCHANGE-TRADED FUNDS – 0.2%
	Capital Markets – 0.2%
168,400	iShares Short Maturity Bond ETF	$8,443,576
	(Cost $8,437,456)
	Total Investments – 96.8%	5,247,467,181
	(Cost $5,197,385,426) (i)
	Net Other Assets and Liabilities – 3.2%	174,965,335
	Net Assets – 100.0%	$5,422,432,516

(a)	Floating or variable rate security.
(b)	Perpetual maturity.
(c)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2020. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(d)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2020, securities noted as such amounted to $1,132,947,363 or 20.9% of net assets.
(e)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2020, securities noted as such amounted to $1,484,120,211 or 27.4% of net assets. Of these securities, 4.2% originated in emerging markets, and 95.8% originated in foreign markets.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(h)	These notes are Senior Payment-in-kind (“PIK”) Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue on the notes at a rate of 7.63% per annum (“Cash Interest Rate”) and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. There were no PIK interest distributions received during the fiscal year ended October 31, 2020.
(i)	Aggregate cost for federal income tax purposes was $5,182,215,509. As of October 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $167,173,912 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $101,922,240. The net unrealized appreciation was $65,251,672.

LIBOR	London Interbank Offered Rate
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2020

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$25 Par Preferred Securities:
Capital Markets	$ 106,329,405	$ 102,968,979	$ 3,360,426	$ —
Insurance	385,792,177	356,806,142	28,986,035	—
Multi-Utilities	71,280,723	50,591,336	20,689,387	—
Other industry categories*	865,595,063	865,595,063	—	—
$100 Par Preferred Securities:
Banks	45,853,828	—	45,853,828	—
Consumer Finance	15,507,309	15,507,309	—	—
$1,000 Par Preferred Securities:
Banks	76,048,484	76,048,484	—	—
Diversified Financial Services	5,775,000	—	5,775,000	—
Capital Preferred Securities*	3,630,117,430	—	3,630,117,430	—
Corporate Bonds and Notes*	36,724,186	—	36,724,186	—
Exchange-Traded Funds*	8,443,576	8,443,576	—	—
Total Investments	$ 5,247,467,181	$ 1,475,960,889	$ 3,771,506,292	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Statement of Assets and Liabilities
October 31, 2020
ASSETS:
Investments, at value (Cost $5,197,385,426)	$ 5,247,467,181
Cash	159,328,753
Receivables:
Interest	45,102,335
Investment securities sold	4,459,421
Dividends	2,025,835
Interest reclaims	1,119,147
Dividend reclaims	198,027
Total Assets	5,459,700,699
LIABILITIES:
Payables:
Investment securities purchased	17,043,000
Capital shares redeemed	16,318,265
Investment advisory fees	3,906,918
Total Liabilities	37,268,183
NET ASSETS	$5,422,432,516
NET ASSETS consist of:
Paid-in capital	$ 5,531,202,675
Par value	2,819,050
Accumulated distributable earnings (loss)	(111,589,209)
NET ASSETS	$5,422,432,516
NET ASSET VALUE, per share	$19.23
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	281,905,000
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Statement of Operations
For the Year Ended October 31, 2020
INVESTMENT INCOME:
Interest	$ 216,673,792
Dividends	91,628,101
Foreign withholding tax	(19,677)
Total investment income	308,282,216
EXPENSES:
Investment advisory fees	43,030,408
Total expenses	43,030,408
NET INVESTMENT INCOME (LOSS)	265,251,808
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(136,939,547)
In-kind redemptions	(1,360,930)
Foreign currency transactions	(67)
Net realized gain (loss)	(138,300,544)
Net change in unrealized appreciation (depreciation) on investments	(60,836,239)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(199,136,783)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 66,115,025

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Statements of Changes in Net Assets
	Year Ended 10/31/2020	Year Ended 10/31/2019
OPERATIONS:
Net investment income (loss)	$ 265,251,808	$ 206,863,149
Net realized gain (loss)	(138,300,544)	(15,996,305)
Net change in unrealized appreciation (depreciation)	(60,836,239)	228,190,107
Net increase (decrease) in net assets resulting from operations	66,115,025	419,056,951
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(249,230,037)	(203,753,030)
Return of capital	(17,657,142)	(3,977,192)
Total distributions to shareholders	(266,887,179)	(207,730,222)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,414,541,333	1,376,507,572
Cost of shares redeemed	(469,855,741)	(283,687,184)
Net increase (decrease) in net assets resulting from shareholder transactions	944,685,592	1,092,820,388
Total increase (decrease) in net assets	743,913,438	1,304,147,117
NET ASSETS:
Beginning of period	4,678,519,078	3,374,371,961
End of period	$5,422,432,516	$4,678,519,078
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	235,205,000	179,855,000
Shares sold	73,400,000	70,900,000
Shares redeemed	(26,700,000)	(15,550,000)
Shares outstanding, end of period	281,905,000	235,205,000
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 19.89	$ 18.76	$ 20.13	$ 19.47	$ 18.97
Income from investment operations:
Net investment income (loss)	1.00	1.08	1.08	1.08	1.12
Net realized and unrealized gain (loss)	(0.66)	1.14	(1.37)	0.66	0.52
Total from investment operations	0.34	2.22	(0.29)	1.74	1.64
Distributions paid to shareholders from:
Net investment income	(0.94)	(1.07)	(1.08)	(1.08)	(1.13)
Return of capital	(0.06)	(0.02)	(0.00) (a)	(0.00) (a)	(0.01)
Total distributions	(1.00)	(1.09)	(1.08)	(1.08)	(1.14)
Net asset value, end of period	$19.23	$19.89	$18.76	$20.13	$19.47
Total return (b)	1.94%	12.25%	(1.47)%	9.24%	8.97%
Total return (b)	1.94%	12.25%	(1.47)%	9.24%	8.97%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 5,422,433	$ 4,678,519	$ 3,374,372	$ 3,026,083	$ 1,375,398
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	5.24%	5.69%	5.56%	5.54%	5.97%
Portfolio turnover rate (c)	43%	28%	24%	13%	32%

(a)	Amount is less than $0.01.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2020
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is a diversified open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Preferred Securities and Income ETF (the “Fund”), which trades under the ticker FPE on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for securities in which the Fund invests or for cash or, in certain circumstances, a combination of both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in preferred securities and income-producing debt securities, including corporate bonds, high-yield securities (commonly referred to as “junk” bonds) and convertible securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Exchange-traded funds, preferred stocks, real estate investment trusts (“REITs”) and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Bonds, notes, capital preferred securities, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2020
6)	bids and offers; and
7)	reference data including market research publications.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2020
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2020, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
In July 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculations of the London Interbank Offered Rates (“LIBOR”) after 2021. Further, the FCA has subsequently stated, as recently as March 2020, that the central assumption continues to be that firms should not rely on LIBOR being published after the end of 2021.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2020, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2020
(Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
Dairy Farmers of America, Inc., 7.13%	09/15/16-08/10/17	$6,700,000	$91.62	$6,788,500	$6,138,640	0.11%
Fortegra Financial Corp., 8.50%, 10/15/57	10/12/17-03/12/18	13,700,000	109.04	13,718,939	14,937,803	0.28
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	03/20/15-05/09/18	23,748,000	114.00	25,969,931	27,072,720	0.50
				$46,477,370	$48,149,163	0.89%
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2020 and 2019, was as follows:
Distributions paid from:	2020	2019
Ordinary income	$249,230,037	$203,753,030
Capital gains	—	—
Return of capital	17,657,142	3,977,192
As of October 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(176,840,881)
Net unrealized appreciation (depreciation)	65,251,672
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019, and 2020 remain open to federal and state audit. As of October 31, 2020, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2020, for federal income tax purposes, the Fund had $176,840,881 of capital loss carryforward available to the extent provided by regulations, to offset future capital gains.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2020
Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2020, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$708,922	$1,751,288	$(2,460,210)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
G. New Accounting Pronouncement
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. ASU 2017-08 was adopted for these financial statements and did not have a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”), a majority-owned affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Stonebridge and its management of the investment of the Fund’s assets and will pay Stonebridge for its services as the Fund’s sub-advisor. First Trust is responsible for the Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. Stonebridge receives a sub-advisory fee equal to 0.425% of the average daily net assets of the Fund less Stonebridge’s share of the Fund’s expenses. The Sub-Advisor’s fee is paid by the Advisor out of the Advisor’s management fee. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2020
also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2020, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $2,915,932,222 and $2,099,827,912, respectively.
For the fiscal year ended October 31, 2020, the cost of in-kind purchases and proceeds from in-kind sales were $136,290,059 and $28,590,792, respectively.
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease with changes in the Fund’s portfolio. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease with changes in the Fund’s portfolio. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2022.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2020
7. Line of Credit
First Trust Preferred Securities and Income ETF, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV, has a $410 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to November 25, 2019 the commitment amount was $385 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2020.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Preferred Securities and Income ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 23, 2020
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2020 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2020, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
28.94%	68.23%
A portion of the ordinary dividends (including short-term capital gains) that the Fund paid to shareholders during the taxable year ended October 31, 2020, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified

Additional Information (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2020 (Unaudited)
by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. In 2017, the United Kingdom’s Financial Conduct Authority announced that LIBOR will cease to be available for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.

Additional Information (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2020 (Unaudited)
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Preferred Securities and Income ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Stonebridge Advisors LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall-out benefits to the

Additional Information (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2020 (Unaudited)
Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day.
The Board considered supplemental information provided by the Advisor and the Sub-Advisor on the operations of the Advisor and the Sub-Advisor, respectively, and the performance of the Fund since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and

Additional Information (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2020 (Unaudited)
Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2019 to the performance of the funds in the Performance Universe and to that of a blended benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median for the one-, three- and five-year periods ended December 31, 2019. The Board also noted that the Fund outperformed the blended benchmark index for the three- and five-year periods ended December 31, 2019, but underperformed the blended benchmark index for the one-year period ended December 31, 2019.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2019 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that FTCP has an ownership interest in the Sub-Advisor and considered potential fall-out benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub Advisor’s expenses in providing sub-advisory services to the Fund and noted the Sub-Advisor’s hiring of additional personnel and commitment to add additional resources if assets increase. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from the unitary fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including potential fall-out benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board noted the Sub-Advisor’s statements that its relationship with the Advisor has helped it build relationships with Wall Street firms that have preferred and hybrid securities trading desks, which may lead to access to those firms’ research reports and analysts, but that the Sub-Advisor does not utilize soft-dollar arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews

Additional Information (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2020 (Unaudited)
a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the May 11, 2020 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from June 1, 2019 (the initial compliance date for certain requirements of Rule 22e-4) through the Liquidity Committee’s annual meeting held on March 20, 2020 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted a highly liquid investment minimum.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorized and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Preferred Securities and Income ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2019, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $1,513,077. This figure is comprised of $93,942 paid (or to be paid) in fixed compensation and $1,419,135 paid (or to be paid) in variable compensation. There were a total of 15 beneficiaries of the remuneration described above. Those amounts include $883,605 paid (or to be paid) to senior management of First Trust Advisors L.P. and $629,472 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2020 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	189	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	189	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	189	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	189	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	189	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2020 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2020 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Managed Municipal ETF (FMB)

Annual Report
For the Year Ended
October 31, 2020

First Trust Managed Municipal ETF (FMB)
Annual Report
October 31, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Managed Municipal ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Managed Municipal ETF (FMB)
Annual Letter from the Chairman and CEO
October 31, 2020
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Managed Municipal ETF contains detailed information about the Fund for the twelve months ended October 31, 2020.
As I was collecting my thoughts for this annual roundup it occurred to me that my message this year should touch on the tone of the markets and the investing climate rather than belabor all the news and events that brought us to this juncture. We all know how tumultuous our lives have become over the past eight or so months. The phrase “shelter-at-home” says it all. I would rather talk about why I believe investors should be optimistic about where we could be headed.
Having said that, allow me to at least acknowledge the two elephants in the room: the coronavirus (“COVID-19”) and the election. In the first 12 days of November, we learned the following: that we likely have a new president-elect (Joe Biden), though it may not be official for some time because it is being contested by President Donald Trump and some of his loyal backers in the Republican Party citing voter fraud in certain states; that we still do not know which political party will have control of the Senate due to a couple of run-offs in Georgia to be held on January 5, 2021; and, that it looks as though we may be fortunate enough to have an FDA-approved COVID-19 vaccine by either the end of 2020 or the start of 2021, though that too is not yet official. It could be a game-changer in the COVID-19 battle. And, we may gain access to additional vaccines as well. The key to getting the economy back to running on all cylinders is to fully reopen, and a vaccine is “what the doctor ordered.”
With respect to the tone of the markets and investment climate, to say that I am encouraged about what has transpired in 2020 would be an understatement. Despite the extraordinary challenges so far this year, the S&P 500® Index posted a total return of 2.77% over the first 10 months of 2020, this despite plunging 33.8% into bear market territory from February 19, 2020 through March 23, 2020, according to Bloomberg. As impressive as that feat is, the future looks even brighter. While Bloomberg’s consensus earnings growth rate estimate for the S&P 500® Index for 2020 was -16.51%, as of November 13, 2020, its 2021 and 2022 estimates were 21.74% and 16.95%, respectively. That is a strong take on the prospects for a rebound in Corporate America over the next 24 months. One of the tailwinds that is providing a good deal of support to the economy and markets is the decision by the Federal Reserve (the “Fed”) to keep interest rates artificially low for as long as need be to meet both its employment and inflation targets. By keeping rates lower for longer, the Fed is essentially inviting investors to assume more risk to generate higher returns. Brian Wesbury, Chief Economist at First Trust, believes that the Fed could need until 2024 to accomplish its goals. That is a lot of runway for investors to reposition their portfolios, if needed, and a very generous, and perhaps unprecedented, amount of guidance from the Fed, in our opinion. Those investors with cash on the sidelines earning next to nothing have options if they choose to act.
We are encouraged about the prospects for the economy and the markets, but investors should be prepared to weather some volatility until the COVID-19 pandemic is better contained. As always, we encourage investors to stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Managed Municipal ETF (FMB)
The primary investment objective of First Trust Managed Municipal ETF (the “Fund”) is to generate current income that is exempt from regular federal income taxes and its secondary objective is long-term capital appreciation. The Fund lists and principally trades its shares on The Nasdaq Stock Market, LLC under the ticker symbol “FMB.” Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/20	5 Years Ended 10/31/20	Inception (5/13/14) to 10/31/20	5 Years Ended 10/31/20	Inception (5/13/14) to 10/31/20
Fund Performance
NAV	2.33%	4.15%	4.33%	22.57%	31.55%
Market Price	2.24%	4.11%	4.33%	22.29%	31.57%
Index Performance
Bloomberg Barclays Revenue 10 Year (8-12) Index	3.80%	3.85%	3.95%	20.80%	28.46%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Managed Municipal ETF (FMB) (Continued)
Sector Allocation	% of Total Investments (including cash)
Hospital	14.1%
Government Obligation Bond - Unlimited Tax	9.9
Insured	9.6
Water & Sewer	7.4
Gas	5.1
Dedicated Tax	5.0
Continuing Care Retirement Communities	5.0
Certificates of Participation	4.9
Higher Education	4.7
Education	4.6
Airport	3.9
Utility	3.7
Special Assessment	3.7
Government Obligation Bond - Limited Tax	3.0
Industrial Development Bond	2.7
Tobacco	2.3
Toll Road	1.9
Mass Transit	1.6
Tax Increment	1.2
Housing	1.1
Student Housing	0.8
Pre-refunded/Escrowed-to-maturity	0.7
Local Housing	0.5
Port	0.1
Hotel	0.1
Other Health	0.1
Pool	0.1
Transportation	0.1
Stadium	0.0*
Cash	2.1
Total	100.0%

*	Amount is less than 0.1%.

Credit Quality(1)	% of Total Investments (including cash)
AAA	6.8%
AA	33.0
A	32.7
BBB	10.2
BB	3.6
B	0.6
CCC	0.2
Not Rated	9.8
Short Rated only	1.0
Cash	2.1
Total	100.0%

Fund Allocation	% of Net Assets
Municipal Bonds	97.2%
Net Other Assets and Liabilities**	2.8
Total	100.0%

**	Includes variation margin on futures contracts.

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Managed Municipal ETF (FMB) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of a Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Managed Municipal ETF (FMB)
Annual Report
October 31, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Managed Municipal ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
Tom Futrell, CFA, Senior Vice President, Senior Portfolio Manager
Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager
The First Trust Municipal Securities Team was formed in September of 2013 and is headed by Tom Futrell, CFA, and Johnathan Wilhelm who serve as senior portfolio managers of the Fund. Messrs. Futrell and Wilhelm have a combined 50+ years of investment experience and prior to joining First Trust, served as portfolio managers of municipal bonds at Nuveen Investments and Performance Trust Investment Advisors. In addition to the Fund, the team manages/consults for a variety of First Trust investment portfolios and separately managed accounts.
Commentary
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s primary investment objective is to generate current income that is exempt from regular federal income taxes and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. The Fund invests at least 65% of its net assets in securities that are investment grade rated at the time of the purchase or that are unrated but deemed by the Fund’s advisor to be of comparable quality. This commentary discusses the 12-month market performance and the Fund’s performance for the 12-month period ended October 31, 2020.
Market Recap
For the 12-month period ended October 31, 2020, municipal bonds generated a total return of 3.59% as measured by the Bloomberg Barclays Municipal Bond Index. During the same period, the Bloomberg Barclays 10-Year Revenue Bond Index (8-12 years) and Bloomberg Barclays High Yield 10-Year Municipal Index (8-12 years) produced returns of 3.80% and -0.99%, respectively. By comparison, the Barclays U.S. Treasury Index generated an 6.95% return during the 12-month period. The following have been major factors in explaining the municipal bond market’s performance:
•	The coronavirus (“COVID-19”) pandemic led to a broad recalibration of how investors perceive municipal bond credit quality and risk, especially in certain sectors such as airports, convention centers, dedicated tax bonds (such as hotel tax financings), hospitals, toll roads and senior living facilities. During March of 2020, as the breadth of the pandemic became apparent, bonds with lower credit ratings generally underperformed bonds with very high credit quality and stronger balance sheets. As the economic effects of the pandemic became extremely challenging, passage of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) occurred on March 27, 2020, which along with the Federal Reserve’s (the “Fed”) creation of the Municipal Liquidity Facility (“MLF”) bolstered confidence in municipal bond credit quality and the ability of the vast majority of municipal borrowers to manage through the COVID-19 crisis, supporting municipal bond prices and positive total returns.
•	Municipal fund flows were down year-over-year and have experienced tremendous volatility. According to data gathered by Barclay’s and ICI, municipal fund flows have totaled approximately $41.8 billion for the trailing 12 months ended October 31, 2020, versus $68.9 billion for the 12 months ended October 31, 2019, a decrease of 39.3%. The municipal market experienced record setting fund outflows totaling $42 billion in March 2020 which helped drive yields higher, steepened the yield curve with longer maturing bonds underperforming, and led to much wider credit spreads for “A”, “BBB” and high yield municipal securities. While fund outflows continued into April, May through October witnessed a return to healthy mutual fund and ETF inflows. This provided an important source of market stabilization (along with the actions taken by Congress and the Fed).
•	Total new issue supply increased dramatically year-over-year through October 31, 2020 increasing 31.0% from $386.0 billion for the 12 months ended October 31, 2019 to approximately $505.7 billion for the 12 months ended October 2020 (SIFMA and Bloomberg Barclays). Despite this increase, a large number of municipal issuers were unable to access the primary market in March due to the record setting outflows for the month. However, the municipal new issue market has since stabilized and experienced significantly higher year-over-year new issue supply in the months following. Of note, a significant portion of total new issue supply is coming as a taxable municipal bond, as municipal borrowers take advantage of very low rates in the taxable

Portfolio Commentary (Continued)
First Trust Managed Municipal ETF (FMB)
Annual Report
October 31, 2020 (Unaudited)
bond markets. The ability for municipal borrowers to tap into the primary market to meet cash flow needs and finance budget gaps due to lower sales and income taxes during the COVID-19 shutdown of local area economies has provided another source of municipal market stabilization.
•	As a result of the factors noted above, including legislative and regulatory support for the U.S. economy and direct support to the municipal bond market, consistent mutual fund and ETF inflows in June through October, and a return to relative strength, and perhaps record setting 2020 supply in the muni new issue market, with perhaps record setting taxable muni supply, credit spreads for “A”, “BBB” and high yield municipal securities tightened during much of the third quarter after widening dramatically in March-April.
Passage of the CARES Act and the Fed’s actions have helped stabilize the market:
•	The CARES Act stimulus package provided financial assistance to municipalities, including state and local government aid of approximately $150 billion, not for profit hospitals’ receipt of $120 billion, mass transit’s receipt of $25 billion, and airports’ receipt of $10 billion.
•	The Fed announced the establishment of the MLF, which will buy state and local municipal debt. The MLF is a $500 billion purchase program seeded by a $35 billion equity investment from the U.S. Treasury per the CARES Act. The Facility will purchase new issue Tax Anticipation Notes, Tax and Revenue Anticipation Notes, and Bond Anticipation Notes with a final maturity of 36 months or less. This program is designed to reduce liquidity pressures municipal units of government are facing given the forced shut-down of large parts of the U.S. economy.
Discussions of an additional stimulus package (i.e. the “HEROES Act” or “Cares Act 2”) that will further address the needs of state and local municipalities due to COVID-19 are ongoing between President Trump and members of Congress. Moody’s projections indicate that states and municipal units of government are facing $400-$500 billion of budget gaps over the next two years.
Performance Analysis
The Fund’s net asset value (“NAV”) and market performance for the 12-month period ended October 31, 2020 was 2.33% and 2.24%, respectively, versus the Bloomberg Barclays Revenue 10 Year (8-12) Index (the “Benchmark”) return of 3.80% during the same period. As of October 31, 2020, the Fund’s market price of $55.41 represented a premium of 0.01% to its NAV of $55.40. The Fund’s monthly distribution of $0.1025 on October 30, 2020 represented a tax-exempt annualized distribution rate of 2.22% based on the Fund’s closing market price of $55.41. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund and general market conditions.
From a portfolio construction perspective, the Fund maintains an underweight position in the highest quality issuers (“AA” rated and higher) versus its Benchmark and is overweight the Benchmark in terms of “BBB”, as well as below investment grade and non-rated bonds. The Fund may allocate up to 35% of its net assets to credits that are either rated below investment grade or are non-rated and deemed to be of comparable quality at the time of purchase. The Fund’s investments in “BBB” rated, sub-investment grade, and non-rated municipal securities detracted from the Fund’s performance for the period, as well as its underweight to the Benchmark for “AAA” rated bonds. The Fund’s investments in “AA” rated bonds positively contributed to performance over the trailing 12 months ended October 31, 2020. Sectors within the municipal market that positively contributed to the Fund’s performance over the past 12-month reporting period included transportation, and utilities. Sectors that detracted from the Fund’s performance over the past 12 months included education, health care, including senior living facilities, and housing bonds. The Fund’s modified duration at October 31, 2020 was 5.13 years versus 5.13 years for the Benchmark. The Fund’s effective duration at October 31, 2020 was 5.95 years. The Fund’s use of Treasury futures detracted from Fund performance over the past 12 months. The Fund’s allocation to municipal securities with longer effective durations of 10+ years was a detractor to performance over the trailing 12-month period. The Fund’s exposure to municipal securities with effective durations between 1 to 3 years, as well as bonds with effective durations of 7 to 10 years positively contributed to the Fund’s performance over the past 12 months.
Market Outlook
The municipal bond market is entering a period of noteworthy uncertainty in our view. COVID-19’s impact on municipal bond credit quality has been significant. States and local units of government are confronting large budget deficits, caused by lower levels of economic activity and the resulting declines in sales taxes and income taxes. Sub-sectors particularly vulnerable to the demand disruptions of COVID-19 include airports, convention centers, hospitals, student housing projects, small universities and senior living facilities. We believe that an additional CARES Act or the HEROES Act will eventually pass in Congress. We expect this legislation will include additional relief for states and local units of governments, healthcare related borrowers, and possibly mass transportation

Portfolio Commentary (Continued)
First Trust Managed Municipal ETF (FMB)
Annual Report
October 31, 2020 (Unaudited)
and higher education. We are hopeful that the MLF will be expanded or at least extended to include more potential borrowers offered at lower total borrowing cost, with the window open to utilize the MLF extended beyond December 31, 2020. We believe these measures would dramatically help support municipal bond credit quality and serve as a bridge to stronger economic growth expected once a vaccine and additional therapies are broadly available. We are optimistic that with two vaccines showing a high level of efficacy, sectors such as airports, general obligation bonds, hospitals and higher education plus student housing could see broad improvement in credit quality during 2021.
In light of COVID-19’s impact, we have been selectively decreasing our exposure to senior living facilities, particularly those facilities more dependent on skilled nursing and assisted living. These facilities are particularly vulnerable to COVID-19’s impact on occupancy, revenue, and credit quality in general. In addition, we have reduced our exposure to industrial development bonds. We have increased exposure to charter schools, tobacco bonds, and higher education. Looking ahead, we will likely increase our exposure to a combination of general obligation bonds, charter schools, hospitals, and special assessment bonds. Regarding credit quality, as the economy grows more quickly as COVID-19 vaccines become broadly available, we expect “A”, “BBB”, and select high yield bond credit spreads to tighten.
We believe yield curve positioning could also be a significant driver of total return during the next year. We expect the intermediate portion of the yield curve (8-20 years) to flatten during the fourth quarter of 2020, as COVID-19 infection rates are projected to increase as it gets colder, potential delays in the CARES Act II funding weigh on investor confidence, and it becomes apparent that interest rates will stay low and range bound for an extended period of time. We expect the short end of the municipal yield curve to be well anchored at very low levels, and the intermediate portion of the yield curve to flatten as the demand for income results in buyers moving further out the yield curve. In 2021, especially after vaccines become broadly available, we would expect some steepening in the municipal yield curve, with 10 through 30-year maturities increasing modestly in yield while 1-5-year municipal bond yields remain relatively unchanged.
With this in mind, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that can provide both high income and attractive total return potential over time.

First Trust Managed Municipal ETF (FMB)
Understanding Your Fund Expenses
October 31, 2020 (Unaudited)
As a shareholder of the First Trust Managed Municipal ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2020.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust Managed Municipal ETF (FMB)
Actual	$1,000.00	$1,067.10	0.50%	$2.60
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	0.50%	$2.54

(a)	These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2020 through October 31, 2020), multiplied by 184/366 (to reflect the six-month period).

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 97.2%
	Alabama – 3.7%
$225,000	AL Cmnty Clg Sys Brd of Trustees Rev Bishop St Cmnty Clg, BAM	4.00%	01/01/35	$259,088
2,045,000	AL Federal Aid Highway Fin Auth Spl Oblig Rev, GARVEE	5.00%	09/01/30	2,361,934
775,000	AL Federal Aid Highway Fin Auth Spl Oblig Rev, GARVEE, Ser A	5.00%	09/01/32	971,648
500,000	AL St Port Auth Docks Facs Rev Ref Docks Facs Rev, Ser A, AGM, AMT	5.00%	10/01/25	597,985
1,100,000	Birmingham AL Wtrwks Brd Wtr Rev Ref Sr, Ser A	5.00%	01/01/32	1,353,528
940,000	Birmingham AL Wtrwks Brd Wtr Rev Ref Sr, Ser A	4.00%	01/01/34	1,068,658
2,325,000	Birmingham AL Wtrwks Brd Wtr Rev Ref Sub, Ser B	5.00%	01/01/43	2,772,865
7,070,000	Black Belt Energy Gas Dist AL Gas Prepay Rev Proj #5, Ser A-1 (Mandatory put 10/01/26)	4.00%	10/01/49	8,183,808
1,530,000	Black Belt Energy Gas Dist AL Gas Prepay Rev, Ser A (Mandatory put 12/01/23)	4.00%	12/01/48	1,667,180
415,000	Gulf Shores AL Ref Warrants, Ser A	5.00%	12/15/35	511,633
310,000	Gulf Shores AL Ref Warrants, Ser A	5.00%	12/15/38	378,898
400,000	Homewood AL Eductnl Bldg Auth Rev Ref Samford Univ Proj, Ser A	4.00%	12/01/33	453,276
950,000	Homewood AL Eductnl Bldg Auth Rev Ref Samford Univ Proj, Ser A	4.00%	12/01/34	1,073,680
450,000	Infirmary Hlth Sys AL Spl Care Facs Fing Auth Rev Infirmary Hlth Sys Inc, Ser A	5.00%	02/01/36	505,885
930,000	Leeds AL Pub Eductnl Bldg Auth Eductnl Facs Rev Ref Edu, AGM	4.00%	04/01/29	1,054,676
695,000	Leeds AL Pub Eductnl Bldg Auth Eductnl Facs Rev Ref Edu, AGM	4.00%	04/01/30	785,913
1,500,000	Lower AL Gas Dist Gas Proj Rev Gas Proj, Rev Bonds Proj 2 (Mandatory put 12/01/25)	4.00%	12/01/50	1,715,355
1,445,000	Lower AL Gas Dist Gas Proj Rev, Ser A	5.00%	09/01/31	1,860,307
600,000	Mobile AL Impt Dist Sales Tax Rev Mcgowin Park Proj, Ser A	5.00%	08/01/25	610,014
500,000	Mobile Cnty AL Impt Warrants	5.00%	08/01/30	609,830
1,105,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/30	1,279,026
1,565,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/31	1,797,434
1,605,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/32	1,827,934
1,395,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/33	1,577,201
1,765,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/34	1,987,549
1,840,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/35	2,058,463
110,000	SE AL St Gas Sply Dist Gas Sply Rev Proj #1, Ser A (Mandatory put 04/01/24)	4.00%	04/01/49	120,736
6,300,000	SE AL St Gas Sply Dist Gas Sply Rev Proj #2, Ser A (Mandatory put 06/01/24)	4.00%	06/01/49	6,956,775
1,040,000	Troy AL Ref Warrants, BAM	4.00%	07/01/35	1,131,718
105,000	UAB Medicine Fin Auth AL Rev Ref UAB Medicine, Ser B	5.00%	09/01/34	124,431
1,000,000	UAB Medicine Fin Auth AL Rev Ref UAB Medicine, Ser B2	5.00%	09/01/30	1,211,950
5,000,000	UAB Medicine Fin Auth AL Rev Ref UAB Medicine, Ser B2	5.00%	09/01/41	5,857,600
8,890,000	Wilsonville AL Indl Dev Brd Sol Wst Disp Rev Var AL Plt Gaston Plt (a)	0.16%	12/01/30	8,890,000
				63,616,978
	Alaska – 0.1%
1,880,000	AK St Indl Dev & Export Auth Pwr Rev Ref Snettisham Hydroelectric Proj, AMT	4.00%	01/01/28	1,997,331
	Arizona – 3.1%
1,205,000	AZ Brd of Rgts Univ AZ Sys Rev Green Bond, Ser B	5.00%	06/01/28	1,479,005
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Arizona (Continued)
$1,000,000	AZ St Indl Dev Auth Edu Rev Academics of Math & Science Proj (b)	5.00%	07/01/49	$1,054,560
625,000	AZ St Indl Dev Auth Edu Rev Cadence Campus Proj, Ser A (b)	4.00%	07/15/30	654,313
925,000	AZ St Indl Dev Auth Edu Rev Cadence Campus Proj, Ser A (b)	4.00%	07/15/40	923,705
175,000	AZ St Indl Dev Auth Edu Rev Doral Academy NV Fire Mesa & Red Rock Campus Proj, Ser A (b)	5.00%	07/15/39	191,861
375,000	AZ St Indl Dev Auth Edu Rev Ref Basis Sch Projs, Ser D (b)	5.00%	07/01/37	404,910
290,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (b)	4.00%	07/01/21	292,749
1,055,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (b)	5.00%	07/01/26	1,144,728
1,030,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser G (b)	5.00%	07/01/37	1,112,153
500,000	AZ St Indl Dev Auth Edu Rev, Ser A (b)	4.00%	07/15/30	533,255
415,000	AZ St Indl Dev Auth National Chrt Sch Revolving Loan Fd Equitable Sch Revolving Fund, Ser A	5.00%	11/01/31	515,102
1,005,000	AZ St Indl Dev Auth National Chrt Sch Revolving Loan Fd Equitable Sch Revolving Fund, Ser A	5.00%	11/01/33	1,234,351
465,000	AZ St Indl Dev Auth National Chrt Sch Revolving Loan Fd Equitable Sch Revolving Fund, Ser A	5.00%	11/01/37	565,045
595,000	AZ St Indl Dev Auth National Chrt Sch Revolving Loan Fd Social Bond Equitable Sch Revolving Fund, Ser A	4.00%	11/01/38	683,197
750,000	AZ St Indl Dev Auth National Chrt Sch Revolving Loan Fd Social Bond Equitable Sch Revolving Fund, Ser A	4.00%	11/01/39	858,210
3,350,000	AZ St Indl Dev Auth National Chrt Sch Revolving Loan Fd Social Bond Equitable Sch Revolving Fund, Ser A	4.00%	11/01/45	3,770,257
1,000,000	AZ St Indl Dev Auth Rev Lincoln South Beltway Proj	5.00%	08/01/27	1,255,290
1,985,000	AZ St Indl Dev Auth Rev Lincoln South Beltway Proj	5.00%	11/01/27	2,505,527
1,000,000	AZ St Indl Dev Auth Rev Lincoln South Beltway Proj	5.00%	05/01/28	1,275,200
1,000,000	AZ St Indl Dev Auth Rev Lincoln South Beltway Proj	5.00%	08/01/28	1,281,390
4,000,000	Glendale AZ Indl Dev Auth Sr Living Facs Rev Ref Sun Hlth Svcs, Ser A	5.00%	11/15/42	4,492,440
1,300,000	Maricopa Cnty AZ Elem Sch Dist #25 Liberty, Ser A, AGM	5.00%	07/01/31	1,683,396
1,350,000	Maricopa Cnty AZ Elem Sch Dist #25 Liberty, Ser A, AGM	5.00%	07/01/32	1,737,072
200,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Greathearts AZ Projs, Ser C	5.00%	07/01/25	237,184
830,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Traditional Schs Proj	4.00%	07/01/30	963,862
435,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Traditional Schs Proj	4.00%	07/01/31	500,280
450,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Traditional Schs Proj	4.00%	07/01/32	514,575
700,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Traditional Schs Proj	4.00%	07/01/33	793,730
985,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Traditional Schs Proj	4.00%	07/01/34	1,111,671
1,025,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Traditional Schs Proj	4.00%	07/01/35	1,151,854
750,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Greathearts AZ Projs, Ser A	5.00%	07/01/37	886,485
500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Horizon Cmnty Learning Ctr Proj	5.00%	07/01/35	520,700
500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Traditional Sch Proj	4.00%	07/01/34	556,010
1,100,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Traditional Sch Proj Auth, Ser B (b)	5.00%	07/01/39	1,190,431
1,000,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Traditional Sch Proj Auth, Ser B (b)	5.00%	07/01/49	1,065,750

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Arizona (Continued)
$500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Paradise Schs Projs Paragon Mgmt Inc (b)	4.00%	07/01/26	$530,120
1,475,000	Maricopa Cnty AZ Spl Healthcare Dist Aka Maricopa Integrated Hlth Sys, Ser C	5.00%	07/01/27	1,846,493
425,000	Phoenix AZ Indl Dev Auth Edu Rev Fac Legacy Traditional Schs Projs, Ser A (b)	4.00%	07/01/26	438,286
3,655,000	Phoenix AZ Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (b)	5.00%	07/01/35	3,880,733
300,000	Phoenix AZ Indl Dev Auth Student Hsg Rev Downtown Phoenix Student Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/32	327,267
300,000	Phoenix AZ Indl Dev Auth Student Hsg Rev Downtown Phoenix Student Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/33	325,419
300,000	Phoenix AZ Indl Dev Auth Student Hsg Rev Downtown Phoenix Student Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/34	324,273
350,000	Phoenix AZ Indl Dev Auth Student Hsg Rev Downtown Phoenix Student Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/35	376,982
700,000	Phoenix AZ Indl Dev Auth Student Hsg Rev Downtown Phoenix Student Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/44	734,566
200,000	Phoenix AZ Indl Dev Auth Student Hsg Rev Ref Downtown Phoenix Student Hsg LLC AZ St Univ Proj, Ser A	5.00%	07/01/26	219,366
265,000	Pima Cnty AZ Indl Dev Auth Edu Rev Fac American Leadership Academy Proj (b)	4.00%	06/15/22	267,083
300,000	Pima Cnty AZ Indl Dev Auth Edu Rev Ref Fac American Leadership Academy Proj (b)	4.60%	06/15/25	309,696
1,230,000	Salt River AZ Proj Agric Impt & Pwr Dist Elec Sys Rev Ref, Ser A	5.00%	12/01/31	1,317,883
1,435,000	Yavapai Cnty AZ Jail Dist Rev, BAM	5.00%	07/01/31	1,811,429
1,030,000	Yavapai Cnty AZ Jail Dist Rev, BAM	4.00%	07/01/32	1,191,895
				53,041,739
	Arkansas – 0.1%
610,000	AR Dev Fin Auth Healthcare Rev Baptist Hlth	4.00%	12/01/44	671,866
1,250,000	AR St Dev Fin Auth Indl Dev Rev Big River Steel Proj Green Bond, AMT (b)	4.75%	09/01/49	1,244,237
350,000	Univ of Central Arkansas AR Rev, Ser A, AGM	5.00%	11/01/34	406,536
				2,322,639
	California – 7.4%
1,000,000	Bakersfield CA Wstwtr Rev Ref, Ser A	5.00%	09/15/30	1,206,010
450,000	CA Cnty CA Tobacco Securitization Agy Tobacco Settlement Sr Ref, Ser A	5.00%	06/01/32	583,043
1,000,000	CA Sch Fin Auth Sch Fac Rev Alliance Clg Ready Pub Schs Proj, Ser C	4.50%	07/01/26	1,122,060
460,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (b)	5.00%	07/01/32	518,963
480,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (b)	5.00%	07/01/33	539,006
1,950,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (b)	5.00%	07/01/49	2,132,598
1,325,000	CA Sch Fin Auth Sch Fac Rev Kipp Socal Pub Schs, Ser A (b)	5.00%	07/01/39	1,579,625
455,000	CA Sch Fin Auth Sch Fac Rev Ref Hlth Learning Proj, Ser A (b)	4.00%	07/01/26	495,322
800,000	CA Sch Fin Auth Sch Fac Rev Ref Hlth Learning Proj, Ser A (b)	5.00%	07/01/32	895,920
655,000	CA Sch Fin Auth Sch Fac Rev, Ser A (b)	5.00%	07/01/40	713,079
1,000,000	CA St	5.00%	11/01/31	1,292,980
750,000	CA St	5.00%	08/01/32	936,825
1,250,000	CA St	4.00%	11/01/35	1,517,500
225,000	CA St Enterprise Dev Auth Lease Rev Riverside Cnty Library Fac Proj	4.00%	11/01/37	253,823
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$1,865,000	CA St Enterprise Dev Auth Lease Rev Riverside Cnty Library Fac Proj	4.00%	11/01/49	$2,048,068
480,000	CA St Hlth Facs Fing Auth Rev Adventist Hlth Sys West, Ser A	4.00%	03/01/33	507,970
400,000	CA St Hlth Facs Fing Auth Rev Ref Sutter Hlth, Ser B	5.00%	11/15/33	480,728
600,000	CA St Hlth Facs Fing Auth Rev Sutter Hlth, Ser A	5.00%	11/15/33	737,886
445,000	CA St Muni Fin Auth Chrt Sch Lease Rev Vista Chrt Middle Sch Proj (c)	5.38%	07/01/34	472,946
700,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Academy Proj (b)	4.00%	07/01/26	722,337
1,515,000	CA St Muni Fin Auth Mobile Home Park Rev Sr Caritas Affordable Hsg Inc Projs, Ser A	5.25%	08/15/39	1,666,758
1,805,000	CA St Muni Fin Auth Mobile Home Park Rev Sr Caritas Affordable Hsg Inc Projs, Ser A	5.25%	08/15/49	1,970,753
200,000	CA St Muni Fin Auth Rev Channing House Proj, Ser B	5.00%	05/15/37	238,020
500,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/34	579,905
1,250,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/33	1,384,287
600,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/34	661,650
1,000,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/35	1,099,830
1,000,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/36	1,097,500
2,130,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/39	2,322,871
3,420,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	5.00%	10/01/44	3,935,736
680,000	CA St Muni Fin Auth Rev Ref Retmnt Hsg Fdtn Oblig Grp, Ser A	5.00%	11/15/27	779,103
650,000	CA St Muni Fin Auth Rev Sr Lien Linxs APM Proj, Ser A, AMT	5.00%	06/30/28	793,442
200,000	CA St Muni Fin Auth Sr Living Rev Ref Mt San Antonio Gardens Proj	4.00%	11/15/27	216,938
1,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Ref Wst Mgmt Inc, Ser A1, AMT	3.38%	07/01/25	1,103,080
1,500,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Rialto Bioenergy Fac LLC Proj Green Bond, AMT (b)	6.75%	12/01/28	1,457,295
4,250,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Rialto Bioenergy Fac LLC Proj Green Bond, AMT (b)	7.50%	12/01/40	4,117,145
4,990,000	CA St Poll Control Fin Auth Wtr Furnishing Rev, AMT (b)	5.00%	07/01/37	5,197,384
775,000	CA St Ref	5.00%	04/01/29	1,027,262
2,000,000	CA St Ref Various Purpose	5.00%	04/01/36	2,286,860
500,000	CA St Ref, Ser C	5.00%	09/01/32	598,050
2,000,000	CA St Sch Fin Auth Chrt Sch Rev Arts in Action Chrt Schs, Ser A (b)	5.00%	06/01/40	2,139,660
500,000	CA St Sch Fin Auth Chrt Sch Rev Summit Pub Schs (b)	5.00%	06/01/37	565,075
300,000	CA St Stwd Cmntys Dev Auth Clg Hsg Rev NCCD Hooper Street LLC CA Clg of the Arts Projs (b)	5.00%	07/01/29	300,147
700,000	CA St Stwd Cmntys Dev Auth Clg Hsg Rev NCCD Hooper Street LLC CA Clg of the Arts Projs (b)	5.25%	07/01/39	678,258
2,315,000	CA St Stwd Cmntys Dev Auth Transprtn Rev Total Road Impt Program, Ser B, AGM, COPS	5.00%	12/01/41	2,830,041
1,595,000	CA St Univ Rev Systemwide, Ser A	5.00%	11/01/21	1,671,512
745,000	CA St Various Purpose	5.00%	10/01/27	915,836
1,000,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (b)	5.00%	12/01/30	1,125,030
450,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (b)	5.00%	12/01/33	513,500
450,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (b)	3.00%	11/01/22	450,491
500,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (b)	5.00%	11/01/32	542,300
100,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/30	117,796

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$195,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/31	$228,041
225,000	California Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	5.00%	06/01/31	294,228
200,000	California Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	5.00%	06/01/32	259,812
230,000	California Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	5.00%	06/01/33	295,596
150,000	California Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	4.00%	06/01/34	176,060
250,000	California Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	4.00%	06/01/36	288,518
370,000	Chino CA Cmnty Facs Dist Spl Tax #2003-3 Impt Area #7	5.00%	09/01/30	446,816
300,000	Chino Vly CA Unif Sch Dist, Ser B	5.00%	08/01/38	392,370
250,000	Chino Vly CA Unif Sch Dist, Ser B	5.00%	08/01/39	325,885
2,160,000	Etiwanda CA Sch Dist Cmnty Facs Dist #9 Spl Tax Ref	5.00%	09/01/35	2,530,332
130,000	Folsom Ranch CA Fing Auth Spl Tax Rev Cmnty Facs Dist No 19 Mangini	4.00%	09/01/24	142,635
155,000	Folsom Ranch CA Fing Auth Spl Tax Rev Cmnty Facs Dist No 19 Mangini	4.00%	09/01/25	172,782
250,000	Fontana CA Spl Tax Spl Tax the Meadows	4.00%	09/01/27	281,063
265,000	Fontana CA Spl Tax Spl Tax the Meadows	4.00%	09/01/28	298,896
280,000	Fontana CA Spl Tax Spl Tax the Meadows	4.00%	09/01/29	316,470
535,000	Fontana CA Spl Tax Spl Tax the Meadows	4.00%	09/01/36	589,212
500,000	Foothill-De Anza CA Cmnty Clg Dist Ref, COPS	5.00%	04/01/32	582,470
1,360,000	Hawthorne CA Cmnty Redev Agy Successor Agy Tax Allocation Ref Sub, AGM	5.00%	09/01/32	1,598,326
175,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/31	223,144
365,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/32	462,378
125,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/34	156,638
2,885,000	Kaweah CA Delta Healthcare Dist Rev, Ser B	5.00%	06/01/40	3,225,084
210,000	La Verne CA Ref Brethren Hillcrest Homes, COPS	5.00%	05/15/22	224,954
1,045,000	Lammersville CA Jt Unif Sch Dist Spl Tax	4.00%	09/01/49	1,115,788
825,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Impt Area #1 Mountain House Sch Facs	5.00%	09/01/42	928,735
835,000	Live Oak CA Sch Dist Santa Cruz Cnty Ref	5.00%	08/01/30	1,039,800
45,000	Long Beach CA Bond Fin Auth Nat Gas Purchase Rev, Ser A	5.25%	11/15/23	51,024
400,000	Los Angeles CA Dept of Arpts Arpt Rev Sub Los Angeles Intl Arpt, Ser B, AMT	5.00%	05/15/31	469,524
100,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/33	113,627
1,260,000	Marina Coast CA Wtr Dist Enterprise Rev, COPS	4.00%	06/01/44	1,451,104
325,000	Menifee CA Union Sch Dist Pub Fing Auth Spl Tax Rev Ref, Ser A	5.00%	09/01/28	373,506
175,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/30	205,660
150,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/31	174,648
145,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/32	167,546
165,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/33	189,783
1,710,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/44	1,910,976
1,450,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/48	1,614,227
2,515,000	Napa Vly CA Unif Sch Dist, Ser C, AGM	4.00%	08/01/38	2,842,252
1,315,000	Oak Vly CA Hosp Dist Hlth Facs Rev Ref, Ser A	4.00%	11/01/36	1,380,671
1,000,000	Orange CA Pub Facs Fing Auth Lease Rev, Ser A	4.00%	11/01/37	1,154,560
1,040,000	Orange CA Pub Facs Fing Auth Lease Rev, Ser A	4.00%	11/01/38	1,195,532
110,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax No 2018-1 Grantline 208	5.00%	09/01/26	127,749
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$500,000	River Islands CA Pub Fing Auth Spl Tax Cmnty Facs Dist #2003-1, Ser A	5.00%	09/01/43	$553,895
500,000	River Islands CA Pub Fing Auth Spl Tax Cmnty Facs Dist #2019-1 Phase 2 Pub Impts	4.00%	09/01/33	540,900
560,000	River Islands CA Pub Fing Auth Spl Tax Ref Cmnty Facs Dist #2003-1	5.38%	09/01/31	599,172
500,000	Riverside CA Unif Sch Dist Election of 2016, Ser B	4.00%	08/01/35	583,285
865,000	Rocklin CA Unif Sch Dist Cmnty Facs Dist Subordinate, Ser 2019, BAM	5.00%	09/15/34	1,111,594
625,000	Rocklin CA Unif Sch Dist Cmnty Facs Dist Subordinate, Ser 2019, BAM	4.00%	09/15/35	737,788
1,080,000	Rocklin CA Unif Sch Dist Cmnty Facs Dist Subordinate, Ser 2019, BAM	4.00%	09/15/36	1,269,508
110,000	Roseville CA Spl Tax	5.00%	09/01/30	128,214
100,000	Roseville CA Spl Tax	5.00%	09/01/31	115,658
500,000	Sacramento CA Transient Occupancy Tax Rev Sub Convention Ctr Complex, Ser C	5.00%	06/01/35	574,500
645,000	San Diego Cnty CA Ltd Rev Obligs Ref Sanford Burnham Prebys Med Discovery Institute, Ser A	5.00%	11/01/25	788,506
750,000	San Diego Cnty CA Ltd Rev Obligs Ref Sanford Burnham Prebys Med Discovery Institute, Ser A	5.00%	11/01/26	914,377
945,000	San Diego Cnty CA Regl Arpt Auth Sr, Ser B, AMT	5.00%	07/01/30	1,035,040
1,250,000	San Diego Cnty CA Regl Transprtn Commn, Ser A	5.00%	04/01/35	1,521,037
4,975,000	San Francisco CA Bay Area Rapid Transit Dist Ref Election 2004, Ser D	4.00%	08/01/34	5,607,472
1,365,000	San Francisco CA Bay Area Rapid Transit Dist Sales Tax Rev, Ser A	4.00%	07/01/36	1,583,004
1,330,000	San Francisco CA Bay Area Rapid Transit Dist Sales Tax Rev, Ser A	4.00%	07/01/37	1,538,025
1,000,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev Ref, Ser D, AMT	5.00%	05/01/22	1,065,210
185,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/29	205,574
145,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/30	160,025
335,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/31	367,696
245,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/32	267,486
300,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/33	325,956
525,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/42	555,954
280,000	San Francisco City & Cnty CA Redev Agy Successor Agy Tax Ref Mission Bay N Redev Proj, Ser A	5.00%	08/01/35	331,156
150,000	Simi Vly CA Unif Sch Dist, Ser B	4.00%	08/01/32	178,086
375,000	Simi Vly CA Unif Sch Dist, Ser B	4.00%	08/01/39	431,801
1,715,000	Simi Vly CA Unif Sch Dist, Ser C	4.00%	08/01/42	1,967,980
340,000	South San Francisco CA Pub Facs Fing Auth Lease Rev Police Station Proj, Ser A	4.00%	06/01/33	412,821
400,000	South San Francisco CA Pub Facs Fing Auth Lease Rev Police Station Proj, Ser A	4.00%	06/01/34	482,280
160,000	Tahoe Truckee CA Unif Sch Dist, COPS, BAM	4.00%	06/01/35	180,746
255,000	Tahoe Truckee CA Unif Sch Dist, COPS, BAM	4.00%	06/01/36	286,962
1,000,000	Tahoe Truckee CA Unif Sch Dist, COPS, BAM	4.00%	06/01/43	1,104,160
100,000	Temecula Vly Unif Sch Dist Fing Auth CA Spl Tax Rev, BAM	5.00%	09/01/34	113,373
385,000	Temescal Vly CA Wtr Dist Spl Tax Terramor Cmnty Facs Dist #4 Impt Area #1	4.00%	09/01/23	413,055
500,000	Tobacco Securitization Auth Nthrn CA Tobacco Settlement Rev Asset Bkd Bds, Ser A-1	5.50%	06/01/45	502,495

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$1,000,000	Tobacco Securitization Auth Sthrn CA Tobacco Settlement Rev Ref San Diego Co Tobacco Securitization Corp Class 1, Ser A	5.00%	06/01/37	$1,267,840
650,000	Tulare CA Loc Healthcare Dist Ref, BAM	4.00%	08/01/35	762,508
300,000	Vacaville CA Unif Sch Dist, Ser D	4.00%	08/01/35	356,988
600,000	Vacaville CA Unif Sch Dist, Ser D	4.00%	08/01/37	705,180
500,000	Vacaville CA Unif Sch Dist, Ser D	4.00%	08/01/38	585,945
1,050,000	Victor CA Elem Sch Dist Cmnty Facs Dist Spl Tax Ref 2005-1, BAM	5.00%	09/01/46	1,220,824
				126,612,702
	Colorado – 8.3%
500,000	Base Vlg Met Dist #2 CO Ref, Ser A	5.50%	12/01/36	518,420
225,000	Breckenridge CO Ref, Ser B, COPS	5.00%	12/01/32	297,203
1,240,000	Breckenridge CO Ref, Ser B, COPS	4.00%	12/01/39	1,467,379
1,000,000	Broadway Station Met Dist No 3 CO Sr Cib Lmtd Tax Convertible to Unlimited Tax	5.00%	12/01/49	1,033,060
455,000	Buffalo Ridge CO Met Dist Ref & Impt Sr, Ser A, BAM	5.00%	12/01/25	549,654
250,000	Buffalo Ridge CO Met Dist Ref & Impt Sr, Ser A, BAM	5.00%	12/01/26	308,393
500,000	Castle Oaks CO Met Dist #3 Ref	5.00%	12/01/37	516,840
400,000	CO Eductnl & Cultural Auth Rev Ref West Ridge Academy Chrt Sch Proj, Ser A	5.00%	06/01/49	430,636
5,480,000	CO St Bldg Excellent Schs Today, Ser N, COPS	5.00%	03/15/37	6,719,083
700,000	CO St Building Excellent Schs Today, Ser O, COPS	5.00%	03/15/31	894,978
1,750,000	CO St Building Excellent Schs Today, Ser O, COPS	4.00%	03/15/37	1,993,967
2,390,000	CO St Building Excellent Schs Today, Ser O, COPS	4.00%	03/15/38	2,704,906
1,920,000	CO St Eductnl & Cultural Facs Auth Rev Chrt Sch Loveland Classical Schs Proj (b)	5.00%	07/01/36	1,962,586
545,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp	4.00%	12/15/25	570,304
660,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp	5.00%	12/15/28	735,530
2,245,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp	5.00%	12/15/35	2,450,485
4,000,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp	5.00%	12/15/45	4,280,600
1,020,000	CO St Eductnl & Cultural Facs Auth Rev Univ Denver Proj, Ser A	4.00%	03/01/35	1,133,648
1,750,000	CO St Hlth Facs Auth Hosp Rev Parkview Med Ctr Proj, Ser A	4.00%	09/01/50	1,877,102
250,000	CO St Hlth Facs Auth Hosp Rev Ref Commonspirit Hlth, Ser A-1	5.00%	08/01/35	306,008
3,000,000	CO St Hlth Facs Auth Hosp Rev Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/38	3,364,350
7,000,000	CO St Hlth Facs Auth Hosp Rev Ref Commonspirit Hlth, Ser B	4.00%	01/01/40	8,004,640
300,000	CO St Hlth Facs Auth Hosp Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.00%	05/15/25	328,047
350,000	CO St Hlth Facs Auth Hosp Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.00%	05/15/26	389,025
2,500,000	CO St Hlth Facs Auth Hosp Rev Ref Sanford Hlth, Ser A	5.00%	11/01/31	3,172,725
2,950,000	CO St Hlth Facs Auth Hosp Rev Ref Sanford Hlth, Ser A	5.00%	11/01/32	3,710,303
3,655,000	CO St Hlth Facs Auth Hosp Rev Ref Sanford Hlth, Ser A	5.00%	11/01/33	4,564,291
1,965,000	CO St Hlth Facs Auth Hosp Rev Ref Sanford Hlth, Ser A	5.00%	11/01/34	2,442,436
1,800,000	CO St Hlth Facs Auth Hosp Rev Ref Sanford Hlth, Ser A	5.00%	11/01/44	2,172,024
625,000	CO St Hlth Facs Auth Hosp Rev Sr Living Ralston Creek Arvada Proj, Ser A	5.25%	11/01/32	507,750
525,000	CO St Hlth Facs Auth Rev Ref Covenant Retmnt Cmntys, Ser A	5.00%	12/01/33	575,379
325,000	CO St Ref, COPS	4.00%	06/15/37	383,786
1,000,000	CO St Ref, COPS	4.00%	06/15/38	1,174,830
3,315,000	CO St, Ser A, COPS	4.00%	12/15/35	4,002,564
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$495,000	Colorado Springs CO Pikes Peak Americas Mountain Enterprise Pikes Peak	5.00%	12/01/25	$579,927
1,200,000	Colorado Springs CO Pikes Peak Americas Mountain Enterprise Pikes Peak	5.25%	12/01/48	1,370,172
500,000	Copperleaf CO Met Dist #2 Ref	5.25%	12/01/30	516,940
180,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/32	214,727
325,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/33	384,995
500,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/34	590,580
330,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/35	388,275
500,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/36	585,580
5,000,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/35	6,030,300
4,000,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/37	4,791,960
975,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/38	1,164,667
1,000,000	Denver CO City & Cnty Dedicated Tax Rev, Ser A-1	5.00%	08/01/41	1,187,450
600,000	Denver CO Hlth & Hosp Auth 550 Acoma Inc, COPS	5.00%	12/01/26	713,640
1,790,000	Denver CO Intl Business Ctr CO Met Dist #1 Subordinate, Ser B	6.00%	12/01/48	1,862,405
525,000	Firestone CO Wtr Enterprise Rev Ref, BAM	4.00%	12/01/37	633,696
600,000	Firestone CO Wtr Enterprise Rev Ref, BAM	4.00%	12/01/39	719,112
375,000	Flying Horse CO Met Dist #2 Ref, Ser A, AGM	5.00%	12/01/33	486,701
225,000	Flying Horse CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/38	266,056
200,000	Flying Horse CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/39	235,674
1,500,000	Fourth Street Crossing Business Impt Dist CO Sr, Ser A (b)	5.13%	12/01/38	1,532,595
2,735,000	Hunters Overlook Metro Dist #5 Co Sr Bonds, Ser A	5.00%	12/01/49	2,819,320
900,000	Hunters Overlook Metro Dist #5 CO Sr Bonds, Ser A	5.00%	12/01/39	935,370
1,000,000	Independence Met Dist #3 CO, Ser A	6.25%	12/01/49	1,052,530
1,000,000	Jefferson Ctr CO Met Dist # 1 Spl Rev, Ser A-2	4.38%	12/01/47	1,017,870
860,000	Lakes at Centerra Met Dist No 2 CO Impt, Ser A	4.63%	12/01/27	885,164
1,000,000	Lanterns Met Dist #1 CO Sr, Ser A	5.00%	12/01/49	1,020,130
100,000	Lorson Ranch Met Dist #2 CO	4.00%	12/01/24	112,159
170,000	Lorson Ranch Met Dist #2 CO	5.00%	12/01/27	202,479
3,260,000	Mirabelle Met Dist #2 CO Sr, Ser A	5.00%	12/01/39	3,342,739
3,000,000	Painted Prairie Pub Impt Auth CO	5.00%	12/01/39	3,162,450
2,460,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/24	2,883,145
150,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/31	177,267
150,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/34	175,256
155,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/35	180,603
2,000,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/45	2,293,520
1,000,000	Park Creek CO Met Dist Rev Sr Lien, Ser A, AGM	4.00%	12/01/34	1,192,710
1,455,000	Park Creek CO Met Dist Rev Sr Lien, Ser A, AGM	4.00%	12/01/35	1,728,656
1,040,000	Park Creek CO Met Dist Rev Sr Lien, Ser A, AGM	4.00%	12/01/36	1,229,862
420,000	Park Creek CO Met Dist Rev Sr, Ser A	5.00%	12/01/30	530,393
30,000	Park Creek CO Met Dist Rev Sr, Ser A, NATL-RE	5.00%	12/01/24	35,226
500,000	Parker Homestead Met Dist CO Ref (c)	5.63%	12/01/44	543,405
920,000	Pinon Pines Met Dist #2 CO MDD	5.00%	12/01/40	950,627
1,195,000	Pinon Pines Met Dist #2 CO MDD	5.00%	12/01/50	1,215,040
1,000,000	Prairie Ctr CO Met Dist #3 Ltd Property Tax Supported Pri Ref, Ser A (b)	4.13%	12/15/27	1,018,570
700,000	Prairie Ctr Met Dist #7 CO	4.88%	12/15/44	704,627
5,000,000	Rampart Range CO Met Dist #1 Ltd Tax Supported & Spl Rev Ref & Impt, AGM	5.00%	12/01/42	5,981,150

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$550,000	Serenity Ridge CO Met Dist #2 Ref, Ser A (c)	5.13%	12/01/37	$569,784
750,000	Sierra Ridge Met Dist No 2 CO Sr, Ser A	4.50%	12/01/31	763,110
2,015,000	South Suburban Park & Recreation Dist CO, COPS	4.00%	12/15/35	2,306,812
2,065,000	Stc Met Dist #2 CO Ref, Ser A	4.00%	12/01/29	2,076,089
5,000,000	Stc Met Dist #2 CO Ref, Ser A	5.00%	12/01/38	5,131,500
1,000,000	Stc Met Dist #2 CO Ref, Ser A	5.00%	12/01/49	1,014,200
175,000	Sterling Hills CO W Met Dist Ref	5.00%	12/01/32	205,840
1,800,000	Takoda CO Met Dist Ref	6.00%	12/01/36	2,142,666
1,400,000	Thompson Crossing Met Dist #4 CO Ref	5.00%	12/01/39	1,470,042
500,000	Trails at Crowfoot Met Dist #3 CO Sr Series, Ser A	5.00%	12/01/39	511,870
600,000	Willow Bend Met Dist CO Sr, Ser A	5.00%	12/01/39	617,784
1,000,000	Willow Bend Met Dist CO Sr, Ser A	5.00%	12/01/49	1,020,800
				143,019,149
	Connecticut – 3.4%
1,250,000	CT St Hlth & Eductnl Facs Auth Rev Fairfield Univ, Ser Q-1	5.00%	07/01/46	1,405,787
1,000,000	CT St Hlth & Eductnl Facs Auth Rev Quinnipiac Univ Ref, Ser M	5.00%	07/01/36	1,154,940
225,000	CT St Hlth & Eductnl Facs Auth Rev Ref Fairfield Univ Issue, Ser T	5.00%	07/01/28	284,189
5,160,000	CT St Hlth & Eductnl Facs Auth Rev Ref Fairfield Univ, Ser R	4.00%	07/01/47	5,540,344
1,000,000	CT St Hlth & Eductnl Facs Auth Rev Ref Fairfield Univ, Ser S	5.00%	07/01/26	1,220,860
2,250,000	CT St Hlth & Eductnl Facs Auth Rev Ref Quinnipiac Univ, Ser L	5.00%	07/01/31	2,578,500
200,000	CT St Hlth & Eductnl Facs Auth Rev Ref Quinnipiac Univ, Ser L	4.00%	07/01/33	216,446
1,210,000	CT St Hlth & Eductnl Facs Auth Rev Yale Univ Issue, Ser U-2 (Mandatory put 02/08/22)	2.00%	07/01/33	1,235,168
500,000	CT St Hlth & Eductnl Facs Auth Rev, Ser A	5.00%	07/01/34	625,930
1,000,000	CT St Hlth & Eductnl Facs Auth Rev, Ser A	5.00%	07/01/35	1,247,300
1,000,000	CT St Hlth & Eductnl Facs Auth Rev, Ser A	4.00%	07/01/36	1,145,570
1,120,000	CT St Hsg Fin Auth Hsg Fin Mtge Program Ref, Subser A-1	3.65%	11/15/32	1,217,507
3,000,000	CT St Hsg Fin Auth Hsg Fin Mtge Program Ref, Subser B-1	3.55%	11/15/33	3,262,380
2,345,000	CT St Spl Tax Oblig Rev Transprtn Infrastructure, Ser A	5.00%	08/01/34	2,761,730
1,445,000	CT St, Ser A	5.00%	04/15/29	1,791,179
500,000	CT St, Ser A	4.00%	01/15/36	581,440
5,000,000	CT St, Ser A	4.00%	01/15/37	5,790,250
1,225,000	CT St, Ser A	4.00%	04/15/37	1,407,157
790,000	CT St, Ser B	5.00%	03/01/26	871,725
2,295,000	CT St, Ser D, BAM	4.00%	08/15/31	2,609,461
905,000	CT St, Ser E	5.00%	10/15/33	1,084,326
560,000	CT St, Ser E	4.00%	10/15/35	625,386
700,000	CT St, Ser F	5.00%	11/15/34	821,940
500,000	Hamden CT, BAM	6.00%	08/15/33	631,340
500,000	Harbor Point CT Infrastructure Impt Dist Spl Oblig Rev Ref Harbor Point Proj Ltd (b)	5.00%	04/01/39	536,485
500,000	Univ of Connecticut CT, Ser A	5.00%	03/15/28	599,750
1,970,000	Univ of Connecticut CT, Ser A	5.00%	01/15/29	2,398,002
4,635,000	Univ of Connecticut CT, Ser A	5.00%	01/15/30	5,607,423
1,250,000	Univ of Connecticut CT, Ser A	5.00%	11/01/32	1,558,925
3,820,000	Univ of Connecticut CT, Ser A	5.00%	11/01/34	4,732,560
1,500,000	Univ of Connecticut CT, Ser A	5.00%	11/01/36	1,844,340
				57,388,340
	Delaware – 0.2%
325,000	DE St Hlth Facs Auth Rev Beebe Med Ctr	5.00%	06/01/26	385,349
2,467,000	Millsboro DE Spl Oblig Ref Plantation Lakes Spl Dev Dist (b)	5.00%	07/01/28	2,571,700
				2,957,049
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	District of Columbia – 0.1%
$1,000,000	Washington DC Met Area Transit Auth Gross Rev	5.00%	07/01/33	$1,226,990
885,000	Washington DC Met Area Transit Auth Gross Rev Ref, Ser A-1	5.00%	07/01/29	1,109,162
				2,336,152
	Florida – 7.8%
500,000	Academical Vlg CDD FL Spl Assmnt Rev CDD	2.88%	05/01/25	505,730
1,000,000	Academical Vlg CDD FL Spl Assmnt Rev CDD	3.63%	05/01/40	1,004,590
75,000	Belle Isle FL Chrt Sch Lease Rev Cornerstone Chrt Academy & Cornerstone Chrt High Sch	5.50%	10/01/22	78,712
300,000	Bexley CDD FL Spl Assmnt Rev	4.10%	05/01/26	312,201
330,000	Brookstone CDD FL Spl Assmnt Rev CDD (d)	3.88%	11/01/23	333,825
2,305,000	Broward Cnty FL Arpt Sys Rev, Ser A, AMT	5.00%	10/01/31	2,891,115
605,000	Broward Cnty FL Fuel Sys Rev Ft Lauderdale Fuel Facs, Ser A, AGM, AMT	5.00%	04/01/22	644,385
1,350,000	Broward Cnty FL Port Facs Rev Ref Subordinate Bond, Ser D, AMT	5.00%	09/01/27	1,623,388
250,000	Citizens Property Insurance Corp FL, Ser A1	5.00%	06/01/22	262,550
2,000,000	Coco Palms FL CDD Spl Assmnt	4.50%	05/01/32	2,150,680
400,000	Escambia Cnty FL Sol Wst Disp Var Gulf Pwr Co Proj, 2nd Ser (a)	0.15%	04/01/39	400,000
725,000	FL St Govtl Utility Auth Rev Ref, AGM	4.00%	10/01/37	860,176
825,000	FL St Govtl Utility Auth Rev Ref, AGM	4.00%	10/01/38	971,916
1,615,000	FL St Govtl Utility Auth Rev Ref, AGM	4.00%	10/01/39	1,889,388
3,370,000	FL St Muni Pwr Agy Ref, Ser A	5.00%	10/01/31	4,101,526
1,900,000	Fort Myers FL Utility Rev Ref Rev, Ser A	4.00%	10/01/44	2,192,543
6,850,000	Gtr Orlando FL Aviation Auth Arpt Facs Rev Priority Sub, Ser A, AMT	5.00%	10/01/42	7,895,036
1,000,000	Gulfstream Polo Cmnty Dev Dist FL Spl Assmnt Phase 2 Proj	4.38%	11/01/49	1,045,390
360,000	Harmony FL CDD Capital Impt Rev Ref, Ser 2015	4.75%	05/01/25	368,158
365,000	Heritage Harbour FL N CDD Capital Impt Rev Ref Sr Lien, Ser A-1, AGM	5.00%	05/01/25	426,094
495,000	Hollywood Beach FL Cmnty Dev Dist Rev CDD Ref Pub Pkg Fac Proj, Ser I	5.00%	10/01/25	592,792
545,000	Hollywood Beach FL Cmnty Dev Dist Rev CDD Ref Pub Pkg Fac Proj, Ser I	5.00%	10/01/27	680,716
1,150,000	Hollywood Beach FL Cmnty Dev Dist Rev CDD Ref Pub Pkg Fac Proj, Ser I	5.00%	10/01/28	1,462,823
2,970,000	Hollywood Beach FL Cmnty Dev Dist Rev CDD Ref Pub Pkg Fac Proj, Ser I	4.00%	10/01/35	3,400,412
125,000	Hollywood FL Cmnty Redev Agy Redev Rev Ref	5.00%	03/01/23	137,663
1,000,000	Jacksonville FL Healthcare Facs Rev Ref Baptist Hlth	5.00%	08/15/35	1,198,160
3,700,000	Jacksonville FL Spl Rev Ref Spl Rev, Ser A	5.00%	10/01/31	4,473,559
1,000,000	Jacksonville FL Spl Rev Ref Spl Rev, Ser B	5.00%	10/01/28	1,221,160
760,000	Jacksonville FL Spl Rev Ref, Ser A	5.00%	10/01/25	924,031
2,980,000	Jea FL Wtr & Swr Rev Ref, Ser A	4.00%	10/01/39	3,419,520
750,000	Jea FL Wtr & Swr Rev Ref, Ser A	4.00%	10/01/39	897,502
480,000	Jea FL Wtr & Swr Rev Subordinate Ref, Ser A	4.00%	10/01/37	567,264
500,000	Jea FL Wtr & Swr Rev Subordinate Ref, Ser A	4.00%	10/01/38	588,890
500,000	Jea FL Wtr & Swr Rev Subordinate Ref, Ser A	4.00%	10/01/39	586,950
1,230,000	Lakeland FL Hosp Sys Rev Lakeland Regl Hlth	5.00%	11/15/33	1,396,849
155,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Ref Country Club East Proj, AGM	4.50%	05/01/26	182,289
985,000	Lee Cnty FL Indl Dev Auth Cypress Cove Healthpark FL Inc Memory Care Proj	4.00%	10/01/24	1,041,667
1,000,000	Lee Cnty FL Indl Dev Auth Shell Point/Waterside Hlth Proj	5.00%	11/15/39	1,094,900
1,500,000	Lee Cnty FL Indl Dev Auth Shell Point/Waterside Hlth Proj	5.00%	11/15/44	1,628,670

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$1,345,000	Mediterra FL S CDD Capital Impt Rev Ref	5.10%	05/01/31	$1,415,828
2,500,000	Miami Dade Cnty FL Wtr & Swr Rev Ref Sys, Ser B	4.00%	10/01/34	2,912,750
2,130,000	Miami Dade Cnty FL Wtr & Swr Rev Sys, Ser A	4.00%	10/01/40	2,439,638
400,000	Miami FL Spl Oblg Prerefunded Ref (b)	5.00%	03/01/30	442,984
100,000	Miami FL Spl Oblg Unrefunded Ref (b)	5.00%	03/01/30	110,204
375,000	Miami World Ctr CDD FL Spl Assmnt	4.00%	11/01/23	381,000
275,000	Miami World Ctr CDD FL Spl Assmnt	4.75%	11/01/27	294,932
2,000,000	Miami World Ctr CDD FL Spl Assmnt	5.13%	11/01/39	2,172,940
1,015,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser A, AMT	5.00%	10/01/27	1,104,005
3,000,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser A, AMT	5.00%	10/01/38	3,369,540
2,000,000	Miami-Dade Cnty FL Eductnl Facs Auth Rev Ref Univ Miami, Ser A	5.00%	04/01/31	2,265,140
445,000	Miami-Dade Cnty FL Indl Dev Auth Doral Academy Proj	5.00%	01/15/25	495,855
550,000	Miami-Dade Cnty FL Indl Dev Auth Doral Academy Proj	5.00%	01/15/32	618,767
1,210,000	Miami-Dade Cnty FL Indl Dev Auth Doral Academy Proj	5.00%	01/15/37	1,338,248
1,080,000	Miami-Dade Cnty FL Spl Oblig Sub Ref	5.00%	10/01/35	1,296,972
6,000,000	Miami-Dade Cnty FL Wtr & Swr Rev, Ser B	4.00%	10/01/44	6,956,400
2,430,000	Miami-Dade Cnty FL, Ser A	5.00%	07/01/43	3,053,514
440,000	North Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	3.63%	05/01/24	445,104
800,000	North Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	4.00%	05/01/30	823,960
225,000	North Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	4.50%	05/01/40	233,966
355,000	Nthrn Palm Beach Cnty FL Impt Dist	5.00%	08/01/37	393,592
680,000	Orange Cnty FL Hlth Facs Auth Rev Presbyterian Retmnt Cmntys Proj	5.00%	08/01/29	756,085
345,000	Orange Cnty FL Hlth Facs Auth Rev Presbyterian Retmnt Cmntys Proj	5.00%	08/01/34	377,706
6,000,000	Orange Cnty FL Hlth Facs Auth Rev Ref Orlando Hlth Inc, Ser A	5.00%	10/01/36	7,065,480
2,000,000	Orange Cnty FL Hlth Facs Auth Rev Ref Orlando Hlth Inc, Ser A	5.00%	10/01/39	2,339,380
825,000	Orange Cnty FL Hlth Facs Auth Rev Ref Presbyterian Retmnt Cmntys	5.00%	08/01/31	912,062
1,000,000	Orange Cnty FL Hlth Facs Auth Rev Ref Presbyterian Retmnt Cmntys	5.00%	08/01/41	1,090,240
800,000	Palm Beach Cnty FL Hlth Facs Auth Hosp Rev Baptist Hlth South FL Oblig Grp	5.00%	08/15/23	896,216
305,000	Palm Beach Cnty FL Hlth Facs Auth Rev Lifespace Cmntys Inc, Ser B	5.00%	05/15/31	336,564
200,000	Panama City Beach FL Capital Impt Rev Front Beach Road Proj	5.00%	11/01/32	259,512
685,000	Panama City Beach FL Capital Impt Rev Front Beach Road Proj	5.00%	11/01/33	884,068
1,645,000	Panama City Beach FL Capital Impt Rev Front Beach Road Proj	5.00%	11/01/36	2,098,214
3,500,000	Polk Cnty FL Indl Dev Auth Mineral Dev LLC Secondary Phosphate Tailings Recovery Proj (b)	5.88%	01/01/33	3,509,835
195,000	Rhodine Road North CDD FL Spl Assmnt	3.50%	05/01/24	198,405
975,000	Rhodine Road North CDD FL Spl Assmnt	4.50%	05/01/40	1,031,920
545,000	Rivington CDD FL Spl Assmnt Rev Assmnt Area	2.88%	05/01/25	549,147
1,000,000	Saint Johns Cnty FL Indl Dev Auth Rev Ref Presbyterian Retmnt Cmntys, Ser A	4.00%	08/01/55	1,057,970
335,000	San Simeon Cmnty Dev Dist FL Spl Assmnt (b)	4.13%	06/15/39	354,799
1,750,000	Sarasota National FL CDD Spl Assmnt Ref	4.00%	05/01/39	1,821,592
2,250,000	SE Overtown Park W Cmnty Redev Agy FL Tax, Ser A-1 (b)	5.00%	03/01/30	2,491,560
500,000	Shell Point Cmnty Dev Dist FL Spl Assmnt (b)	4.00%	11/01/24	508,275
2,730,000	Stoneybrook FL S CDD Spl Assmnt Rev Assmnt Area Two, A Proj	5.13%	11/01/34	3,170,349
1,400,000	Summer Woods CDD FL Spl Assmnt Area Two 2020 Proj	4.00%	05/01/50	1,410,192
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$500,000	Tallahassee FL Energy Sys Rev Energy Sys	5.00%	10/01/29	$584,790
1,500,000	Tallahassee FL Energy Sys Rev Energy Sys	5.00%	10/01/30	1,750,560
125,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/27	153,863
120,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/31	152,981
200,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/32	253,208
250,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/33	314,665
250,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/34	313,588
300,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/35	374,874
400,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	4.00%	07/01/38	455,816
300,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	4.00%	07/01/39	340,707
230,000	Tampa FL Rev Ref The Univ of Tampa Proj, Ser A	5.00%	04/01/34	289,552
3,750,000	Tampa FL Rev Ref The Univ of Tampa Proj, Ser A	5.00%	04/01/45	4,534,950
215,000	Timber Creek CDD FL Spl Assmnt Rev (d)	4.13%	11/01/24	218,520
100,000	UCF Stadium Corp FL Rev Ref, Ser A	5.00%	03/01/24	111,516
160,000	Villamar CDD FL Spl Assmnt (c)	3.75%	05/01/24	162,155
70,000	Vlg FL CDD #6 Spl Assmnt Rev Ref	4.00%	05/01/25	78,464
500,000	Volusia Cnty FL Eductnl Fac Auth Ref Embry Riddle Aeronautical Univ Inc Proj, Ser A	4.00%	10/15/37	569,935
835,000	Westside FL CDD Spl Assmnt Rev Ref (b)	4.10%	05/01/37	867,799
410,000	WildBlue CDD FL Spl Assmnt (b)	3.50%	06/15/24	418,323
				133,084,396
	Georgia – 3.4%
9,040,000	Atlanta GA Arpt Passenger Fac Charge Rev Arpt Rev Subordinate, Ser D, AMT	4.00%	07/01/38	10,191,334
650,000	Atlanta GA Tax Allocation Ref Eastside Proj	5.00%	01/01/30	802,581
3,100,000	Atlanta GA Wtr & Wstwtr Rev Ref, Ser A	5.00%	11/01/41	3,817,960
4,400,000	Atlanta GA Wtr & Wstwtr Rev Ref, Ser C	4.00%	11/01/37	5,128,948
625,000	De Kalb GA Priv Hosp Auth Children’s Healthcare of Atlanta, Ser B	4.00%	07/01/37	726,544
315,000	East Point GA Tax Allocation Ref	5.00%	08/01/21	325,181
500,000	Etowah GA Wtr & Swr Auth Rev Ref, BAM	4.00%	03/01/34	578,875
350,000	Etowah GA Wtr & Swr Auth Rev Ref, BAM	4.00%	03/01/35	404,044
400,000	Etowah GA Wtr & Swr Auth Rev Ref, BAM	4.00%	03/01/36	459,916
1,000,000	Fulton Cnty GA Dev Auth Rev Ref Children’s Healthcare of Atlanta, Ser C	5.00%	07/01/35	1,263,050
3,775,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/31	4,044,875
1,050,000	GA St Grp 1, Ser A	5.00%	08/01/27	1,356,411
750,000	GA St Hgr Edu Facs Auth Rev Ref USG Real Estate Fdtn II LLC Projs	5.00%	06/15/34	918,705
890,000	GA St Hgr Edu Facs Auth Rev Ref USG Real Estate Fdtn II LLC Projs	5.00%	06/15/35	1,086,512
2,525,000	GA St Hsg & Fin Auth Rev Sf Mtge, Ser C	3.25%	12/01/33	2,713,592
5,000,000	GA St, Ser A-2	4.00%	02/01/36	5,819,950
40,000	Gainesville & Hall Cnty GA Hosp Auth Ref NE GA Hlth Sys Inc Proj, Ser A	5.00%	02/15/26	48,452
1,000,000	Glynn-Brunswick GA Memorial Hosp Auth Anticipation Ctfs South East GA Hlth Sys Proj	5.00%	08/01/47	1,132,280
985,000	Glynn-Brunswick GA Memorial Hosp Auth Ref Rev Anticipation Ctfs Southeast GA Hlth Sys Proj	4.00%	08/01/37	1,097,132
1,750,000	Madison Cnty GA Sch Dist Ref, COPS	4.00%	05/01/32	1,999,252
175,000	Main Street Nat Gas Inc GA Gas Rev, Ser A	5.50%	09/15/23	198,240
1,000,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	05/15/27	1,208,900
2,330,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	05/15/30	2,876,758

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Georgia (Continued)
$2,160,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser C	5.00%	09/01/25	$2,579,062
1,170,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser C	5.00%	09/01/26	1,427,482
560,000	Priv Clgs & Univs Auth GA Mercer Univ Proj, Ser C	5.25%	10/01/27	591,130
1,175,000	Priv Clgs & Univs Auth GA Savannah Clg of Art & Design Proj	5.00%	04/01/33	1,289,421
500,000	Priv Clgs & Univs Auth GA Savannah Clg of Art & Design Proj	5.00%	04/01/44	540,360
2,865,000	S Regl GA Jt Dev Auth Rev Ref Valdosta St Univ VSU ASRE GA Reade Hopper LLC	5.00%	08/01/35	3,529,938
				58,156,885
	Guam – 0.2%
400,000	Guam Govt Business Privilege Tax Rev, Ser B-1	5.00%	01/01/37	410,712
2,000,000	Guam Govt Wtrwks Auth Wtr & Wstwtr Sys Rev, Ser A	5.00%	01/01/50	2,393,340
300,000	Guam Port Auth Port Rev, Ser B, AMT	5.00%	07/01/32	358,611
				3,162,663
	Hawaii – 0.6%
4,980,000	HI St, Ser FG	4.00%	10/01/33	5,695,925
2,450,000	Honolulu City & Cnty HI Wstwtr Sys Rev Ref Sr First Bd Resolution, Ser B	4.00%	07/01/32	2,762,056
2,000,000	Honolulu City & Cnty HI Wstwtr Sys Rev Sr First Bd Resolution, Ser A	4.00%	07/01/42	2,287,720
				10,745,701
	Idaho – 0.1%
1,000,000	ID St Hlth Facs Auth Rev Ref Madison Memorial Hosp	5.00%	09/01/37	1,111,300
500,000	ID St Hlth Facs Auth Rev Trinity Hlth Ref, Ser D	5.00%	12/01/33	536,220
				1,647,520
	Illinois – 2.7%
1,210,000	Bolingbrook IL Ref, Ser A	4.00%	01/01/35	1,363,791
1,000,000	Bolingbrook IL Ref, Ser A, AGM	5.00%	01/01/30	1,248,630
1,000,000	Bolingbrook IL Ref, Ser A, AGM	5.00%	01/01/31	1,242,520
130,000	Chicago IL Brd of Edu Cap Apprec Sch Reform, Ser B-1, NATL-RE	(e)	12/01/22	123,972
500,000	Chicago IL Brd of Edu Ref Dedicated, Ser C	5.00%	12/01/30	550,210
1,975,000	Chicago IL Brd of Edu Ref, Ser F	5.00%	12/01/31	1,977,172
625,000	Chicago IL Brd of Edu, Ser A	5.50%	12/01/39	633,388
305,000	Chicago IL O’Hare Intl Arpt Rev Ref Gen Sr Lien, Ser A, AMT	5.00%	01/01/30	352,302
600,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien, Ser A, AMT	5.00%	01/01/37	719,916
400,000	Chicago IL O’Hare Intl Arpt Rev, Ser C, AMT	5.00%	01/01/34	454,572
450,000	Chicago IL Ref 2003B	5.25%	01/01/29	470,106
185,000	Chicago IL Ref Proj, Ser A	5.00%	01/01/27	192,104
1,155,000	Chicago IL Ref Proj, Ser A	5.00%	01/01/35	1,175,282
500,000	Chicago IL Ref, Ser A	5.63%	01/01/29	547,885
150,000	Chicago IL Ref, Ser C	4.00%	01/01/22	156,285
500,000	Chicago IL Ref, Ser C	5.00%	01/01/25	526,760
645,000	Chicago IL Ref, Ser C	5.00%	01/01/26	682,900
270,000	Chicago IL Ref, Ser C	5.00%	01/01/38	276,515
285,000	Chicago IL Ref, Ser C, CABS	(e)	01/01/22	274,959
145,000	Chicago IL Ref, Ser C, CABS	(e)	01/01/24	131,037
125,000	Chicago IL Ref, Ser C, CABS	(e)	01/01/25	109,140
2,060,000	Chicago IL, Ser A	5.00%	01/01/27	2,184,527
2,425,000	DuPage & Cook Cntys IL Twp High Sch Dist #86 Hinsdale	4.00%	01/15/36	2,819,596
505,000	Hampshire IL Spl Svc Area #14 Spl Tax Ref Lakewood Crossing, BAM	4.00%	03/01/25	561,807
300,000	Hillside IL Tax Incr Rev Ref	5.00%	01/01/24	306,132
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Illinois (Continued)
$305,000	IL St	5.00%	05/01/23	$323,754
240,000	IL St	5.00%	05/01/24	258,161
125,000	IL St	5.00%	06/01/27	135,358
325,000	IL St Fin Auth Academic Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/33	392,334
600,000	IL St Fin Auth Academic Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/34	722,442
970,000	IL St Fin Auth Academic Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/35	1,160,741
300,000	IL St Fin Auth Academic Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/36	357,522
1,000,000	IL St Fin Auth Rev Centegra Hlth Sys, Ser A	5.00%	09/01/39	1,115,730
500,000	IL St Fin Auth Rev Loc Govt Program E Prairie Sch Dist #73 Proj, BAM	5.00%	12/01/30	627,450
70,000	IL St Fin Auth Rev Ref Lifespace Cmntys, Ser A	5.00%	05/15/24	75,636
845,000	IL St Fin Auth Rev Ref Mercy Hlth System Oblig Grp	5.00%	12/01/33	975,206
35,000	IL St Fin Auth Rev Ref Presbyterian Homes Oblig Grp, Ser A	5.00%	11/01/24	39,384
1,010,000	IL St Fin Auth Rev Sthrn IL Healthcare, Ser A	5.00%	03/01/47	1,164,884
500,000	IL St Fin Auth Student Hsg & Academic Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/27	508,315
95,000	IL St Fin Auth Student Hsg & Academic Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/31	94,540
465,000	IL St Fin Auth Student Hsg & Academic Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/32	459,443
320,000	IL St Ref	4.00%	08/01/25	325,904
115,000	IL St Ref, Ser B	5.00%	10/01/24	124,492
510,000	IL St, Ser A	4.00%	01/01/25	517,982
1,500,000	IL St, Ser A	5.00%	12/01/26	1,640,220
4,500,000	IL St, Ser C	5.00%	11/01/29	4,814,685
1,250,000	IL St, Ser D	5.00%	11/01/23	1,321,262
1,005,000	IL St, Ser D	5.00%	11/01/24	1,075,521
325,000	IL St, Ser D	5.00%	11/01/26	351,221
1,500,000	Morton Grove IL Tax Incr Rev Sawmill Station Redev Proj	5.00%	01/01/39	1,429,335
3,635,000	Morton Grove-Niles Wtr Commn IL Wtr, Ser A	5.00%	12/01/41	4,390,498
1,000,000	Piatt Champaign & De Witt Cntys IL Cmnty Unit Sch Dist #25 Ref, Ser B, BAM	5.00%	11/01/33	1,229,130
145,000	Railsplitter IL Tobacco Settlement Auth	5.00%	06/01/26	176,870
145,000	Railsplitter IL Tobacco Settlement Auth	5.00%	06/01/27	175,315
645,000	Rockford IL Ref Wtrwks Sys, Ser B, BAM	5.00%	12/15/26	784,855
110,000	Romeoville IL Rev Ref Lewis Univ Proj	5.00%	10/01/24	122,065
125,000	Romeoville IL Rev Ref Lewis Univ Proj	5.00%	10/01/25	139,966
				46,111,729
	Indiana – 1.3%
1,370,000	Anderson IN Mf Rev Sweet Galilee at the Wigwam Proj, Ser A	5.38%	01/01/40	1,383,864
1,920,000	Carmel IN Loc Pub Impt Bond Bank Multipurpose, Ser 2016	5.00%	07/15/34	2,298,375
1,425,000	Carmel IN Loc Pub Impt Bond Bank Spl Program Wtrwks	5.00%	06/01/26	1,754,745
1,000,000	Evansville IN Mf Hsg Rev Silver Birch Evansville Proj	5.45%	01/01/38	990,030
250,000	Fort Wayne IN Mf Hsg Rev Silver Birch at Cook Road (b)	5.30%	01/01/32	251,600
930,000	IN St Fin Auth Hosp Rev Goshen Hlth, Ser A	4.00%	11/01/36	1,045,841
1,330,000	IN St Fin Auth Hosp Rev Goshen Hlth, Ser A	4.00%	11/01/37	1,490,864
110,000	IN St Fin Auth Rev BHI Sr Living	5.50%	11/15/31	112,663
800,000	IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Academy Proj, Ser A (d)	5.25%	07/01/28	863,192

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Indiana (Continued)
$1,000,000	IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Academy Proj, Ser A (d)	5.88%	07/01/38	$1,076,790
460,000	IN St Fin Auth Rev Greencroft Oblig Grp, Ser A	5.75%	11/15/28	485,732
55,000	IN St Fin Auth Rev Greencroft Oblig Grp, Ser A	6.00%	11/15/28	58,484
500,000	IN St Fin Auth Rev Marian Univ Proj, Ser A	5.00%	09/15/34	571,195
275,000	IN St Fin Auth Rev Ref Rev Cmnty Fdtn of NW IN	5.00%	09/01/31	326,829
6,000,000	IN St Muni Pwr Agy Ref, Ser A	5.00%	01/01/42	7,040,760
1,700,000	Plainfield IN Mf Hsg Rev Glasswater Creek Proj	5.38%	09/01/38	1,705,236
				21,456,200
	Iowa – 0.3%
1,000,000	Altoona IA, Ser A, COPS, BAM	5.00%	06/01/33	1,256,230
720,000	Altoona IA, Ser A, COPS, BAM	5.00%	06/01/34	901,778
2,385,000	Coralville IA Ref, Ser A	5.00%	05/01/38	2,529,627
				4,687,635
	Kansas – 1.1%
1,775,000	Goddard KS Sales Tax Spl Oblg Rev Ref Olympic Park Star Bond Proj	3.60%	06/01/30	1,743,884
4,210,000	Johnson & Miami Cntys KS Unif Sch Dist #230 Spring Hill, Ser A	5.00%	09/01/35	5,440,836
1,240,000	KS Muni Energy Agy Pwr Proj Rev Dogwood Proj, Ser A, BAM	5.00%	04/01/29	1,505,571
1,470,000	KS Muni Energy Agy Pwr Proj Rev Dogwood Proj, Ser A, BAM	5.00%	04/01/30	1,776,730
500,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/31	590,085
625,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/32	733,206
575,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/33	671,295
500,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/34	582,050
525,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/35	608,858
600,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/36	693,492
1,045,000	Lenexa KS Healthcare Fac Rev Ref Lakeview Vlg Inc, Ser A	5.00%	05/15/26	1,131,965
2,800,000	Sedgwick Cnty KS Unif Sch Dist #260 Ref & Sch Bldg, Ser B	4.00%	10/01/38	3,190,180
150,000	Wyandotte Cnty KS Unif Sch Dist #202, Ser A, AGM	5.00%	09/01/32	186,500
475,000	Wyandotte Cnty/Kansas City KS Unif Govt Utility Sys Rev Ref & Impt, Ser A	5.00%	09/01/29	546,117
				19,400,769
	Kentucky – 2.8%
2,350,000	Bowling Green KY Wtr & Swr Rev, AGM	4.00%	06/01/32	2,655,735
1,000,000	Estrn KY Univ Gen Recpts, Ser A	5.00%	04/01/25	1,151,070
3,755,000	KY Bond Dev Corp Indl Bldg Rev KY Commns Network Auth Proj, BAM	5.00%	09/01/38	4,704,827
3,500,000	KY Bond Dev Corp Indl Bldg Rev KY Commns Network Auth Proj, BAM	5.00%	09/01/49	4,252,710
145,000	KY St Econ Dev Fin Auth Baptist Healthcare Sys, Ser B	5.00%	08/15/28	177,132
275,000	KY St Econ Dev Fin Auth Baptist Healthcare Sys, Ser B	5.00%	08/15/36	324,393
3,000,000	KY St Econ Dev Fin Auth Baptist Healthcare Sys, Ser B	5.00%	08/15/41	3,473,430
160,000	KY St Econ Dev Fin Auth Hlth Sys Rev Norton Healthcare Inc, Ser B, NATL-RE	(e)	10/01/25	147,376
625,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/38	700,906
730,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/35	893,542
895,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/36	1,091,068
300,000	KY St Muni Pwr Agy Pwr Sys Rev Ref, Ser A, NATL-RE	5.00%	09/01/22	323,271
5,395,000	KY St Pub Energy Auth Gas Sply Rev Gas Sply, Ser B (Mandatory put 01/01/25)	4.00%	01/01/49	6,015,533
12,025,000	KY St Pub Energy Auth Gas Sply Rev Var, Ser C (Mandatory put 02/01/28)	4.00%	02/01/50	14,041,592
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Kentucky (Continued)
$1,580,000	KY St Pub Energy Auth Gas Sply Rev, Ser A-1 (Mandatory put 06/01/25)	4.00%	12/01/49	$1,782,793
1,000,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Norton Healthcare Inc, Ser A	5.00%	10/01/38	1,226,760
500,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Norton Healthcare Inc, Ser A	4.00%	10/01/40	563,110
3,315,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Healthcare Inc, Ser A	5.00%	10/01/30	3,934,839
550,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Healthcare Inc, Ser A	5.00%	10/01/31	650,078
130,000	Warren Cnty KY Hosp Rev Ref Bowling Green Warren Cnty Cmnty Hosp Corp	5.00%	04/01/23	138,138
				48,248,303
	Louisiana – 2.0%
1,260,000	East Baton Rouge Parish LA Capital Impts Dist Movebr Sales, Ser T	4.00%	08/01/35	1,523,806
1,520,000	East Baton Rouge Parish LA Capital Impts Dist Movebr Sales, Ser T	4.00%	08/01/36	1,830,521
2,530,000	East Baton Rouge Parish LA Capital Impts Dist Movebr Sales, Ser T	4.00%	08/01/38	3,026,259
1,000,000	LA Pub Facs Auth Rev Ref Ochsner Clinic Fdtn Proj	5.00%	05/15/36	1,187,810
2,000,000	LA Pub Facs Auth Rev Var Ref Ochsner Clinic Fdtn Proj, Ser B (Mandatory put 05/15/25)	5.00%	05/15/50	2,371,260
3,880,000	LA St	4.00%	05/01/33	4,354,718
3,000,000	LA St	4.00%	05/01/35	3,356,850
250,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ascension Psh Courthouse Proj	5.00%	11/01/31	308,645
1,135,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev City Of Gretna Pub Impt Bonds	4.00%	02/01/38	1,300,211
1,700,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ref Hosp Womans Fdtn Proj, Ser A	5.00%	10/01/37	2,010,454
380,000	LA Stadium & Exposition Dist LA Ref Sr, Ser A	5.00%	07/01/31	410,974
750,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/28	892,725
750,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/29	885,435
200,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/31	233,282
1,160,000	New Orleans LA Aviation Brd, Ser B, AMT	5.00%	01/01/31	1,314,257
1,305,000	New Orleans LA Wtr Rev	5.00%	12/01/34	1,522,243
1,050,000	New Orleans LA Wtr Rev Ref	5.00%	12/01/28	1,217,790
625,000	Shreveport LA Wtr & Swr Rev Junior Lien, Ser A, AGM	5.00%	12/01/32	782,269
700,000	Shreveport LA Wtr & Swr Rev, Ser A, AGM	4.00%	12/01/41	796,271
1,650,000	Shreveport LA Wtr & Swr Rev, Ser B, BAM	5.00%	12/01/30	1,905,288
2,000,000	Shreveport LA Wtr & Swr Rev, Ser B, BAM	5.00%	12/01/33	2,405,000
				33,636,068
	Maryland – 1.2%
2,375,000	Anne Arundel Cnty MD Consldtd Wtr & Swr Bond	5.00%	10/01/26	2,993,212
565,000	Baltimore Cnty MD Rev Ref Oak Crest Vlg Inc Fac	4.00%	01/01/39	609,946
650,000	Baltimore Cnty MD Rev Ref Oak Crest Vlg Inc Fac	4.00%	01/01/40	699,550
600,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/33	665,424
685,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/34	756,363
650,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/36	713,785
700,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/38	763,651
1,120,000	Baltimore MD Rev Ref Sr, Ser B	5.00%	07/01/33	1,295,347

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Maryland (Continued)
$1,000,000	Baltimore MD Spl Oblig Ref E Baltimore Research Park Proj, Ser A	5.00%	09/01/38	$1,048,210
100,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (b)	2.75%	06/01/24	99,358
125,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (b)	2.80%	06/01/25	123,989
135,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (b)	2.85%	06/01/26	133,897
1,000,000	Gaithersburg MD Econ Dev Rev Ref Proj Asbury MD Oblig Grp, Ser A	4.50%	01/01/25	1,070,690
500,000	MD St Econ Dev Corp Student Hsg Rev Bowie St Univ Proj	4.00%	07/01/40	503,415
1,650,000	MD St Econ Dev Corp Student Hsg Rev Bowie St Univ Proj	5.00%	07/01/55	1,753,554
600,000	MD St Econ Dev Corp Student Hsg Rev Ref Sr Univ MD Proj	4.00%	07/01/24	622,740
2,490,000	MD St Econ Dev Corp Student Hsg Rev Ref Univ MD Clg Park Projs, AGM	5.00%	06/01/35	2,857,798
500,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Adventist Healthcare Oblig Grp, Ser A	5.50%	01/01/26	585,550
800,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Anne Arundel Hlth System, Ser A	5.00%	07/01/30	961,920
1,000,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Anne Arundel Hlth System, Ser A	5.00%	07/01/32	1,190,790
790,000	MD St Ref, Ser B	5.00%	08/01/24	928,400
				20,377,589
	Massachusetts – 0.6%
925,000	Ludlow MA	4.00%	02/01/32	1,081,834
960,000	Ludlow MA	4.00%	02/01/33	1,114,377
2,000,000	MA St Bay Transprtn Auth Sales Tax Rev Ref Sr, Ser B	5.25%	07/01/30	2,652,000
250,000	MA St Dev Fin Agy Rev Linden Ponds Inc Fac (b)	5.00%	11/15/28	276,290
700,000	MA St Dev Fin Agy Rev Umass Boston Student Hsg Proj (c)	5.00%	10/01/24	702,681
2,000,000	MA St Port Auth Spl Facs Rev Ref Bosfuel Proj, Ser A, AMT	5.00%	07/01/33	2,418,900
2,500,000	MA St Sch Bldg Auth Sales Tax Rev Ref Sr, Ser A	5.00%	08/15/30	2,711,625
				10,957,707
	Michigan – 3.1%
240,000	Detroit MI Downtown Dev Auth Tax Incr Rev Ref Catalyst Dev Proj, Ser A, AGM	5.00%	07/01/32	271,550
500,000	Detroit MI Downtown Dev Auth Tax Incr Rev Ref Catalyst Dev Proj, Ser A, AGM	5.00%	07/01/33	564,775
250,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/30	299,707
150,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/32	177,617
155,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/36	180,529
100,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/37	116,050
150,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/38	173,522
525,000	Grand Rapids MI Santn Swr Sys Rev Ref	5.00%	01/01/45	662,077
1,000,000	Grand Rapids MI Santn Swr Sys Rev Ref	4.00%	01/01/50	1,156,130
735,000	Grand Traverse Cnty MI Hosp Fin Auth Munson Healthcare Oblig Grp, Ser A	5.00%	07/01/44	872,798
1,125,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Ref Sr Lien, Ser C	5.00%	07/01/28	1,393,762
575,000	Kalamazoo MI Econ Dev Corp Heritage Cmnty of Kalamazoo Revel Creek Proj Temps 60, Ser B2	2.63%	05/15/25	574,873
1,000,000	Marquette MI Brd of Light & Pwr Elec Utility Sys Rev Ref, Ser A	5.00%	07/01/29	1,218,840
1,225,000	MI St Bldg Auth Rev Ref, Ser I	5.00%	10/15/30	1,513,806
890,000	MI St Fin Auth Ltd Oblig Rev Ref Clg for Creative Studies Proj	5.00%	12/01/25	927,238
325,000	MI St Fin Auth Rev Loc Govt Loan Program Great Lakes Wtr Auth Ref, Ser C	5.00%	07/01/27	386,734
1,200,000	MI St Fin Auth Rev Ref 2nd Lien Great Lakes Wtr Auth, Ser C-7, NATL-RE	5.00%	07/01/23	1,342,140
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Michigan (Continued)
$2,895,000	MI St Fin Auth Rev Ref 2nd Lien Great Lakes Wtr Auth, Ser C-7, NATL-RE	5.00%	07/01/24	$3,357,824
2,460,000	MI St Fin Auth Rev Ref 2nd Lien Great Lakes Wtr Auth, Ser C-7, NATL-RE	5.00%	07/01/29	2,834,904
4,050,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	4.00%	11/15/35	4,508,460
2,565,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	4.00%	11/15/36	2,846,842
7,905,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	5.00%	11/15/41	9,206,795
2,500,000	MI St Fin Auth Rev Ref Hosp Trinity Hlth Credit Grp, Ser A-MI	5.00%	12/01/47	2,739,900
1,000,000	MI St Fin Auth Rev Ref Loc Govt Loan Program Great Lakes Wtr Auth, Ser D-1	5.00%	07/01/34	1,175,910
500,000	MI St Fin Auth Rev Ref Loc Govt Loan Program, Ser F1	3.80%	10/01/22	511,615
125,000	MI St Fin Auth Rev Ref Loc Govt Loan Program, Ser F1	3.88%	10/01/23	129,174
2,000,000	MI St Fin Auth Rev Sr Lien Great Lakes Wtr Auth, Ser C-3, AGM	5.00%	07/01/21	2,062,020
565,000	MI St Hosp Fin Auth Ref Ascenion Sr Credit, Ser F7	5.00%	11/15/47	664,920
1,000,000	MI St Hosp Fin Auth Ref Ascension Hlth Sr Cr Grp, Ser F-4	5.00%	11/15/47	1,240,090
1,000,000	MI St Univ Rev Brd of Trustees, Ser B	5.00%	02/15/34	1,265,600
650,000	Midland MI Pub Schs Sch Bldg & Site, Ser II	5.00%	05/01/35	828,503
1,990,000	Utica MI Cmnty Schs Ref Sch Bldg & Site	5.00%	05/01/31	2,427,482
1,350,000	Walled Lake MI Consol Sch Dist	5.00%	05/01/38	1,753,137
2,800,000	Wayne Cnty MI Arpt Auth Rev Ref, Ser F, AMT	5.00%	12/01/25	3,325,644
				52,710,968
	Minnesota – 0.4%
370,000	Duluth MN Indep Sch Dist #709 Ref, Ser B, COPS	5.00%	02/01/27	456,976
480,000	Hugo MN Chtr Sch Lease Rev Noble Academy Proj, Ser A	4.00%	07/01/22	493,925
580,000	Saint Paul MN Hsg & Redev Auth Healthcare Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/30	668,351
500,000	Saint Paul MN Hsg & Redev Auth Healthcare Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/32	572,105
3,420,000	Saint Paul MN Hsg & Redev Auth Healthcare Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/33	3,901,091
500,000	Saint Paul Park MN Sr Hsg & Healthcare Rev Ref Presbyterian Homes Bloomington Proj	3.00%	09/01/24	505,225
400,000	Saint Paul Park MN Sr Hsg & Healthcare Rev Ref Presbyterian Homes Bloomington Proj	3.13%	09/01/25	404,824
				7,002,497
	Mississippi – 0.3%
2,000,000	MS St, Ser A	5.00%	11/01/33	2,455,400
985,000	MS St, Ser B	5.00%	12/01/32	1,214,899
500,000	West Rankin MS Utility Auth Rev, AGM	5.00%	01/01/32	571,020
1,215,000	West Rankin MS Utility Auth Rev, AGM	5.00%	01/01/33	1,383,059
				5,624,378
	Missouri – 1.2%
220,000	Jackson Cnty MO Spl Oblig Ref Truman Sports Complex Proj	5.00%	12/01/22	237,679
700,000	Jackson Cnty MO Spl Oblig Ref Truman Sports Complex Proj	5.00%	12/01/31	795,046
1,670,000	Joplin MO Indl Dev Auth Hlth Facs Rev Ref Freeman Hlth System	5.00%	02/15/26	1,884,278
3,385,000	Kansas City MO Indl Dev Auth Arpt Spl Oblig Kansas City Intrnl Arpt Terminal Mod Proj, Ser B, AMT	5.00%	03/01/37	3,998,870
220,000	Lincoln Cnty MO Pub Wtr Sply Dist #1 Ref, COPS	4.00%	07/01/30	249,927
415,000	Lincoln Cnty MO Pub Wtr Sply Dist #1 Ref, COPS	4.00%	07/01/31	468,552
1,000,000	Lincoln Cnty MO Pub Wtr Sply Dist #1 Ref, COPS	4.00%	07/01/38	1,104,000
3,000,000	MO Jt Muni Elec Utility Commn Pwr Proj Rev Ref, Ser A	5.00%	12/01/40	3,480,570
1,200,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Coxhealth, Ser A	5.00%	11/15/32	1,394,292

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Missouri (Continued)
$750,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Mosaic Hlth Sys, Ser A	5.00%	02/15/32	$941,812
685,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Mosaic Hlth Sys, Ser A	4.00%	02/15/39	777,269
160,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs	5.00%	02/01/23	172,200
3,500,000	Saint Louis MO Gen Fnd Rev Trans	2.00%	06/01/21	3,527,930
1,040,000	Saint Louis MO Muni Fin Corp Sales Tax Leasehold Rev Ref	5.00%	02/15/28	1,204,965
				20,237,390
	Montana – 0.3%
2,395,000	MT St Fac Fin Auth Hlth Care Facs Rev Montana Children’s Home and Hosp Proj, Ser A	4.00%	07/01/40	2,523,133
740,000	MT St Fac Fin Auth Rev Ref	5.00%	02/15/25	867,709
130,000	MT St Fac Fin Auth Rev Ref	5.00%	02/15/29	158,077
2,000,000	MT St Fac Fin Auth Rev Ref Scl Hlth Sys, Ser A	4.00%	01/01/36	2,323,120
				5,872,039
	Nebraska – 0.6%
1,745,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj #3	5.00%	09/01/27	1,869,767
5,870,000	Centrl Plains Energy Proj NE Gas Proj Rev Ref Proj #3, Ser A	5.00%	09/01/29	7,389,743
500,000	NE St Pub Pwr Dist Rev Gen, Ser C	5.00%	01/01/35	590,400
				9,849,910
	Nevada – 0.5%
750,000	Carson City NV Hosp Rev Ref Carson Tahoe Regl Med Ctr, Ser A	5.00%	09/01/30	888,780
1,685,000	Clark Cnty NV Detention Ctr	4.00%	06/01/35	1,989,648
1,010,000	Clark Cnty NV Impt Dist Ref Spl Loc Impt #151	4.50%	08/01/23	1,052,026
275,000	Clark Cnty NV Sch Dist Ref Bldg Tcrs, Ser A, BAM	5.00%	06/15/30	337,502
410,000	Las Vegas NV Spl Impt Dist #808 & #810 Ref	5.00%	06/01/22	427,142
120,000	North Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.50%	06/01/24	121,235
150,000	North Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/25	152,925
185,000	North Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/26	188,558
260,000	North Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/27	263,897
335,000	NV Dept of Business & Industry NV Doral Academy, Ser A (b)	5.00%	07/15/27	371,438
300,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/29	367,800
950,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/30	1,158,259
275,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/31	333,743
1,075,000	Sparks NV Tourism Impt Dist #1 Rev Ref Sales Tax Sr, Ser A (b)	2.50%	06/15/24	1,065,787
				8,718,740
	New Hampshire – 0.2%
1,000,000	National Fin Auth NH Sol Wst Disp Rev Var Ref Wst Mgmt Inc Proj, Ser A-1, AMT (Mandatory put 07/01/24)	2.15%	09/01/25	1,036,450
2,740,000	NH St Hlth & Edu Facs Auth Rev Concord Hosp Trust	5.00%	10/01/42	3,199,553
				4,236,003
	New Jersey – 1.7%
450,000	NJ St Econ Dev Auth Mtr Vehcl Surcharge Rev Ref Sub, Ser A, BAM	5.00%	07/01/28	539,235
500,000	NJ St Econ Dev Auth Ref, Ser A, BAM	5.00%	06/15/23	549,630
490,000	NJ St Econ Dev Auth Spl Fac Rev Ref Port Newark Container Terminal LLC Proj, AMT	5.00%	10/01/25	545,556
1,000,000	NJ St Healthcare Facs Fing Auth Rev Ref Hackensack Meridian Hlth, Ser A	5.00%	07/01/24	1,159,870
1,290,000	NJ St Transprtn Trust Fund Auth Cap Apprec Transprtn Sys, Ser C, AMBAC	(e)	12/15/25	1,146,578
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New Jersey (Continued)
$165,000	NJ St Transprtn Trust Fund Auth Fed Hwy Reimbursement Nts, Ser A-1, GARVEE	5.00%	06/15/28	$191,591
1,500,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys Bonds, Ser A	5.00%	12/15/28	1,768,455
500,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys, Ser A	5.00%	12/15/30	582,085
3,040,000	NJ St Transprtn Trust Fund Auth Ref Transptrn Sys, Ser A	5.00%	12/15/26	3,507,522
400,000	NJ St Transprtn Trust Fund Auth Transprtn Program, Ser AA	4.00%	06/15/27	410,340
1,400,000	NJ St Transprtn Trust Fund Auth Transprtn Sys, Ser D	5.25%	12/15/23	1,570,646
105,000	NJ St Transprtn Trust Fund Auth Transprtn Sys, Ser D	5.00%	12/15/24	118,946
220,000	NJ St Transprtn Trust Fund Auth, Ser BB	5.00%	06/15/31	255,369
1,000,000	NJ St Transprtn Trust Fund Auth, Ser BB	5.00%	06/15/33	1,145,710
6,010,000	Tobacco Settlement Fing Corp NJ Ref Sub, Ser B	5.00%	06/01/46	6,801,817
500,000	Tobacco Settlement Fing Corp NJ Ref, Ser A	5.00%	06/01/27	623,100
1,850,000	Tobacco Settlement Fing Corp NJ Ref, Ser A	5.00%	06/01/37	2,232,229
5,505,000	Tobacco Settlement Fing Corp NJ Ref, Ser A	5.25%	06/01/46	6,444,759
				29,593,438
	New Mexico – 0.6%
265,000	Albuquerque NM Refuse Removal & Disp Rev	5.00%	07/01/31	350,190
185,000	Albuquerque NM Refuse Removal & Disp Rev	5.00%	07/01/32	242,774
290,000	Albuquerque NM Refuse Removal & Disp Rev	5.00%	07/01/33	378,331
1,500,000	Farmington NM Poll Control Rev Ref Pub Svc NM San Juan, Ser E (Mandatory put 06/01/24)	1.15%	06/01/40	1,506,120
565,000	Los Ranchos De Albuquerque NM Eductnl Facs Rev Ref Albuquerque Academy Proj	4.00%	09/01/33	646,496
375,000	Los Ranchos De Albuquerque NM Eductnl Facs Rev Ref Albuquerque Academy Proj	4.00%	09/01/34	424,245
300,000	Los Ranchos De Albuquerque NM Eductnl Facs Rev Ref Albuquerque Academy Proj	4.00%	09/01/35	335,181
450,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.00%	10/01/23	455,346
230,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.20%	10/01/24	235,239
240,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.30%	10/01/25	246,840
250,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.45%	10/01/26	259,195
260,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.55%	10/01/27	270,943
365,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	5.00%	10/01/33	385,933
825,000	NM St Hosp Equipment Loan Council Hosp Rev Ref	5.00%	06/01/32	996,905
1,000,000	NM St Hosp Equipment Loan Council Hosp Rev Ref	4.00%	06/01/33	1,100,070
1,360,000	NM St Hosp Equipment Loan Council Hosp Rev Ref	4.00%	06/01/34	1,489,390
520,000	Santa Fe NM Retmnt Fac Rev El Castillo Retmnt Proj, Ser A	5.00%	05/15/34	559,218
				9,882,416
	New York – 5.6%
175,000	Long Island NY Pwr Auth Elec Sys Rev Ref, Ser A	5.00%	09/01/38	225,743
500,000	Long Island NY Pwr Auth Elec Sys Rev Ref, Ser A	4.00%	09/01/39	592,570
1,975,000	Met Transprtn Auth NY Rev Ref Transptrn, Subser C-1	5.00%	11/15/34	2,078,924
1,500,000	Met Transprtn Auth NY Rev Transprtn, Ser A-2S, BANS	4.00%	02/01/22	1,499,025
3,180,000	Met Transprtn Auth NY Rev Transprtn, Ser B-1, BANS	5.00%	05/15/22	3,226,778
4,000,000	Met Transprtn Auth NY Rev Transptrn, Subser D-1	5.00%	11/15/39	4,156,640
840,000	Monroe Cnty NY Indl Dev Corp Rev Ref Nazareth Clg of Rochester Proj, Ser A	5.00%	10/01/23	910,300
4,285,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref 2nd Gen Resolution, Subser CC-1	4.00%	06/15/33	4,896,941
5,000,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref, Ser GG	5.00%	06/15/39	5,867,050
3,550,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev, Ser DD-1	4.00%	06/15/37	4,073,589

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$1,000,000	New York City NY Transitional Fin Auth Rev Future Tax Secured Sub Fiscal 2016, Ser A-1	5.00%	08/01/37	$1,178,220
1,500,000	New York City NY Transitional Fin Auth Rev Future Tax Sub, Subser E-1	5.00%	02/01/37	1,778,085
1,350,000	New York City NY Transitional Fin Auth Rev Sub Future Tax Secured Fiscal 1999, Ser A, Subser E-1	5.00%	02/01/36	1,635,944
5,415,000	New York City NY Transitional Fin Auth Rev Sub Future Tax Secured Fiscal 1999, Ser A, Subser E-1	5.00%	02/01/40	6,497,675
10,400,000	New York NY Adj Fiscal 2020, Subser B-3 (a)	0.36%	10/01/46	10,400,000
1,000,000	New York NY Fiscal 2020, Ser B-1	4.00%	10/01/35	1,149,110
415,000	New York NY Fiscal 2020, Ser B-1	4.00%	10/01/37	472,162
2,750,000	New York NY, Ser D-1	4.00%	03/01/42	3,097,875
3,500,000	New York NY, Ser D-1	4.00%	03/01/44	3,924,515
1,015,000	New York NY, Subser F-1	5.00%	04/01/36	1,226,100
300,000	NY St Dorm Auth Revs Non St Supported Debt Ref Orange Regl Med Ctr (b)	5.00%	12/01/25	352,434
85,000	NY St Dorm Auth Revs Non St Supported Debt Unrefunded Pace Univ, Ser A	5.00%	05/01/23	91,754
9,000,000	NY St Dorm Auth St Personal Income Tax Rev Rans Subordinate, Ser B	5.00%	03/31/21	9,178,200
2,850,000	NY St Dorm Auth St Personal Income Tax Rev Ref, Ser E	5.00%	03/15/34	3,366,619
1,000,000	NY St Dorm Auth St Personal Income Tax Rev, Ser B	5.00%	03/15/30	1,058,570
1,800,000	NY St Mtge Agy Homeowner Mtge Rev Var, Ser 142, AMT (a)	0.14%	10/01/37	1,800,000
2,000,000	NY St Transprtn Dev Corpspl Fac Rev Delta Air Lines Inc Laguardia Arpt Terminals C&D Redev, AMT	4.00%	10/01/30	2,054,380
2,500,000	NY St Transprtn Dev Corpspl Fac Rev Delta Air Lines Inc Laguardia Arpt Terminals C&D Redev, AMT	5.00%	10/01/35	2,730,625
500,000	Port Auth of New York & New Jersey NY Consol One Hundred Eighty Fifth Ref, AMT	5.00%	09/01/23	561,535
465,000	Port Auth of New York & New Jersey NY Ref Consol, Ser 186, AMT	5.00%	10/15/35	528,975
5,000,000	Port Auth of New York & New Jersey NY Ref Consol, Ser 198	5.25%	11/15/56	5,900,150
3,500,000	Tsasc Inc NY Tsasc Inc Rev Ref Turbo Sub, Ser B	5.00%	06/01/45	3,636,885
4,475,000	Utility Debt Securitization Auth NY Restructuring Bonds Ref	5.00%	12/15/33	5,431,218
400,000	Yonkers NY Econ Dev Corp Eductnl Rev Chrt Sch Edu Excellence Proj, Ser A	4.00%	10/15/29	423,336
				96,001,927
	North Carolina – 1.2%
250,000	Buncombe Cnty NC Ltd Oblig Ref Rev, Ser A	5.00%	06/01/29	333,400
225,000	Buncombe Cnty NC Ltd Oblig Ref Rev, Ser A	5.00%	06/01/30	306,050
300,000	Buncombe Cnty NC Ltd Oblig Ref Rev, Ser A	5.00%	06/01/32	402,672
575,000	Charlotte-Mecklenburg NC Hosp Auth Healthcare Sys Rev Ref Carolinas Healthcare Sys, Ser A	5.00%	01/15/34	679,242
750,000	Greenville NC Comb Enterprise Sys Rev Ref	5.00%	04/01/28	916,462
1,330,000	Monroe NC Comb Enterprise Sys Rev Ref	5.00%	03/01/28	1,602,238
1,000,000	NC St Agric & Tech Univ Ref Gen, Ser A	5.00%	10/01/40	1,121,390
900,000	NC St Capital Facs Fin Agy Student Rev Ref Hsg NC A&T Univ Fdtn Proj, Ser A, AGC	5.00%	06/01/26	1,067,544
3,700,000	NC St Med Care Commn Healthcare Facs Rev Rex Healthcare, Ser A	4.00%	07/01/49	4,088,352
1,270,000	NC St Med Care Commn Hlth Care Facs Rev the Presbyterian Homes Oblig Grp, Ser A	5.00%	10/01/45	1,473,238
1,500,000	NC St Med Care Commn Retmnt Facs Rev Pennybyrn at Maryfield Proj, Ser A	5.00%	10/01/50	1,610,250
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	North Carolina (Continued)
$630,000	NC St Med Care Commn Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/29	$682,189
470,000	NC St Med Care Commn Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/32	504,399
750,000	NC St Med Care Commn Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/37	798,165
500,000	NC St Med Care Commn Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/47	527,690
3,000,000	NC St Turnpike Auth Ref Sr Lien, AGM	5.00%	01/01/38	3,683,760
				19,797,041
	Ohio – 4.2%
750,000	Akron Bath Copley Jt Twp OH Hosp Dist Ref Summa Hlth Oblig Grp Hosp Facs Rev	4.00%	11/15/35	838,762
900,000	Akron Bath Copley Jt Twp OH Hosp Dist Ref Summa Hlth Oblig Grp Hosp Facs Rev	4.00%	11/15/36	1,001,880
2,600,000	Allen Cnty OH Hosp Facs Rev Ref, Ser A	5.00%	08/01/42	3,113,994
100,000	Bowling Green OH St Univ Ref, Ser A	4.00%	06/01/38	113,057
195,000	Bowling Green OH St Univ Ref, Ser A	4.00%	06/01/39	219,720
13,500,000	Buckeye OH Tobacco Settlement Fing Auth Ref Sr, Class 2, Ser B-2	5.00%	06/01/55	14,454,045
1,000,000	Buckeye OH Tobacco Settlement Fing Auth Ref Sr, Ser A-2, Class 1	5.00%	06/01/27	1,250,590
135,000	Butler Cnty OH Hosp Facs Ref UC Hlth	5.00%	11/15/30	166,173
1,500,000	Butler Cnty OH Hosp Facs Ref UC Hlth	5.00%	11/15/31	1,837,200
1,000,000	Butler Cnty OH Hosp Facs Ref UC Hlth	5.00%	11/15/32	1,218,200
1,000,000	Chillicothe OH City Sch Dist Ref, AGM	4.00%	12/01/31	1,102,250
80,000	Cleveland OH Pub Pwr Sys Rev Prerefunded Ref Ser A, AGM	5.00%	11/15/24	94,850
420,000	Cleveland OH Pub Pwr Sys Rev Unrefunded Ref Ser A, AGM	5.00%	11/15/24	497,032
1,255,000	Columbus OH Swr Rev Ref Sys	5.00%	06/01/26	1,489,798
650,000	Franklin Cnty OH Convention Facs Auth Hotel Proj Rev Grtr Columbus Convention Cntr Hotel Exp Proj	5.00%	12/01/37	656,117
1,500,000	Franklin Cnty OH Convention Facs Auth Hotel Proj Rev Grtr Columbus Convention Cntr Hotel Exp Proj	5.00%	12/01/44	1,507,470
700,000	Hamilton Cnty OH Healthcare Facs Rev Christ Hosp Proj	5.25%	06/01/27	742,777
310,000	Hamilton Cnty OH Hosp Facs Rev Ref Trihealth Inc Oblig Grp Proj, Ser A	5.00%	08/15/31	403,915
250,000	Hamilton Cnty OH Hosp Facs Rev Ref Trihealth Inc Oblig Grp Proj, Ser A	5.00%	08/15/32	323,430
380,000	Hamilton Cnty OH Hosp Facs Rev Ref Trihealth Inc Oblig Grp Proj, Ser A	5.00%	08/15/33	488,828
1,000,000	Lancaster OH Port Auth Gas Rev Ref, Ser A (Mandatory put 02/01/25)	5.00%	08/01/49	1,173,500
960,000	Miami Cnty OH Hosp Facs Rev Ref & Impt Kettering Hlth Network Oblig Grp	5.00%	08/01/32	1,189,680
1,000,000	Miami Cnty OH Hosp Facs Rev Ref & Impt Kettering Hlth Network Oblig Grp	5.00%	08/01/33	1,233,410
3,000,000	Miami Cnty OH Hosp Facs Rev Ref & Impt Kettering Hlth Network Oblig Grp	5.00%	08/01/36	3,664,710
575,000	Miamisburg OH City Sch Dist Ref	5.00%	12/01/35	689,856
5,250,000	OH St Air Quality Dev Auth Exempt Facs Rev AMG Vanadium Proj, AMT (b)	5.00%	07/01/49	5,353,162
1,000,000	OH St Air Quality Dev Auth Ref American Elec Pwr Company Proj, Ser B, AMT (Mandatory put 10/01/24)	2.10%	07/01/28	1,034,250
2,225,000	OH St Air Quality Dev Auth Ref OH Vly Elec Corp Proj, Ser A	3.25%	09/01/29	2,248,340

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Ohio (Continued)
$1,000,000	OH St Hgr Edu, Ser A	5.00%	05/01/33	$1,186,680
1,000,000	OH St Hgr Eductnl Fac Commn Denison Univ Proj	5.00%	11/01/38	1,258,280
1,000,000	OH St Hgr Eductnl Fac Commn Ref Rev Judson Oblig Grp 2020 Proj, Ser A	5.00%	12/01/45	1,081,350
150,000	OH St Hosp Rev Ref, Ser A	5.00%	01/15/33	188,981
325,000	OH St Hosp Rev Ref, Ser A	5.00%	01/15/35	406,478
500,000	OH St Hosp Rev Ref, Ser A	4.00%	01/15/38	562,365
2,000,000	OH St Spl Oblig, Ser A-2	5.00%	04/01/30	2,362,220
1,880,000	OH St Univ Gen Recpts Spl Purpose, Ser A	5.00%	06/01/28	2,085,597
1,000,000	OH St Wtr Dev Auth Rev Wtr Dev Fresh Wtr, Ser A	5.00%	12/01/21	1,051,650
2,500,000	OH St, Ser T	5.00%	05/01/32	3,127,625
5,325,000	Ross Cnty OH Hosp Rev Ref Adena Hlth Sys Oblig Grp Proj	5.00%	12/01/39	6,456,190
2,000,000	Sthrn OH Port Exempt Fac Rev Purecycle Proj, Ser A, AMT	6.50%	12/01/30	2,004,840
1,500,000	Sthrn OH Port Exempt Fac Rev Purecycle Proj, Ser A, AMT	7.00%	12/01/42	1,504,170
				71,383,422
	Oklahoma – 0.7%
900,000	Catoosa OK Indl Auth Sales Tax Rev	4.50%	10/01/32	866,799
750,000	OK St Dev Fin Auth Hlth Sys Rev OU Medicine Proj, Ser B	5.25%	08/15/48	866,558
2,815,000	Oklahoma City OK Arpt Trust Junior Lien, AMT	5.00%	07/01/34	3,381,012
1,040,000	Oklahoma City OK Arpt Trust Junior Lien, AMT	5.00%	07/01/47	1,209,218
1,000,000	Oklahoma Cnty OK Fin Auth Eductnl Facs Lease Rev Midwest City De City Pub Schs Proj	5.00%	10/01/25	1,212,050
1,000,000	Oklahoma Cnty OK Fin Auth Eductnl Facs Lease Rev Midwest City De City Pub Schs Proj	5.00%	10/01/26	1,243,820
1,000,000	Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau Inc Proj	5.00%	11/15/25	1,077,270
250,000	Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau Inc Proj	5.00%	11/15/26	271,650
1,000,000	Weatherford OK Indl Trust Eductnl Facs Lease Rev Weatherford Pub Schs Proj	5.00%	03/01/31	1,261,520
				11,389,897
	Oregon – 1.7%
500,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Rose Villa Proj, Ser A	5.25%	11/15/50	528,560
170,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	4.00%	05/15/26	179,318
250,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	5.00%	11/15/32	271,485
1,500,000	Medford OR Hosp Facs Auth Rev Ref Asante Proj, Ser A	5.00%	08/15/35	1,915,635
1,000,000	Medford OR Hosp Facs Auth Rev Ref Asante Proj, Ser A	5.00%	08/15/36	1,271,390
1,080,000	Medford OR Hosp Facs Auth Rev Ref Asante Proj, Ser A	5.00%	08/15/45	1,312,751
75,000	Multnomah Cnty OR Hosp Facs Auth Rev Ref Terwilliger Plaza	5.00%	12/01/20	75,158
4,000,000	OR St Dept of Admin Svcs Lottery Rev, Ser A	5.00%	04/01/34	4,956,960
2,035,000	OR St Dept of Admin Svcs Lottery Rev, Ser A	5.00%	04/01/35	2,515,871
1,100,000	OR St Facs Auth Rev Ref Univ Portland, Ser A	5.00%	04/01/32	1,231,703
500,000	Oregon City OR	4.00%	06/01/37	582,285
1,060,000	Oregon City OR	4.00%	06/01/38	1,230,904
2,450,000	Port of Portland OR Arpt Rev Portland Intl Arpt, Ser 25B, AMT	5.00%	07/01/37	2,940,784
1,500,000	Port of Portland OR Arpt Rev, Ser 24B, AMT	5.00%	07/01/33	1,749,495
2,500,000	Portland OR Swr Sys Rev 2nd Lien, Ser A	4.50%	05/01/31	2,972,200
4,925,000	Tri-Cnty OR Met Transprtn Dist, Ser A, GARVEE	5.00%	10/01/31	6,131,132
				29,865,631
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania – 6.6%
$500,000	Allegheny Cnty PA Hosp Dev Auth Ref Allegheny Hlth Network Oblig Grp Issue, Ser A	5.00%	04/01/26	$604,885
1,500,000	Allegheny Cnty PA Hosp Dev Auth Ref Allegheny Hlth Network Oblig Grp Issue, Ser A	5.00%	04/01/32	1,819,950
1,200,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	5.00%	07/15/32	1,518,216
505,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	5.00%	07/15/34	632,679
2,300,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	4.00%	07/15/36	2,611,305
1,820,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	4.00%	07/15/38	2,046,372
900,000	Armstrong PA Sch Dist Ref, Ser A, BAM	5.00%	03/15/31	1,151,505
1,055,000	Armstrong PA Sch Dist Ref, Ser A, BAM	4.00%	03/15/36	1,237,420
500,000	Armstrong PA Sch Dist Ref, Ser A, BAM	4.00%	03/15/37	584,280
460,000	Berks Cnty PA Indl Dev Auth Healthcare Facs Rev Ref Highlands at Wyomissing, Ser A	5.00%	05/15/32	501,382
500,000	Berks Cnty PA Muni Auth Ref Tower Hlth Proj, Ser B-1 (Mandatory put 02/01/25)	5.00%	02/01/40	538,105
735,000	Bucks Cnty PA Indl Dev Auth Hosp Rev St Luke’s Univ Hlth Network Proj	4.00%	08/15/38	814,159
1,050,000	Bucks Cnty PA Indl Dev Auth Hosp Rev St Luke’s Univ Hlth Network Proj	4.00%	08/15/44	1,136,016
1,185,000	Bucks Cnty PA Indl Dev Auth Ref Pennswood Vlg Proj, Ser A	5.00%	10/01/32	1,290,512
415,000	Bucks Cnty PA Indl Dev Auth Ref Pennswood Vlg Proj, Ser A	5.00%	10/01/33	450,346
765,000	Chester Cnty PA Indl Dev Auth Renaissance Academy Chrt Sch	5.00%	10/01/34	819,063
2,000,000	Cmwlth Fing Auth PA Ref of 2020, Ser A, BAM	5.00%	06/01/31	2,666,640
1,000,000	Cmwlth Fing Auth PA Tobacco Master Settlement Payment Rev Tobacco Master Settlement Payment Bonds	5.00%	06/01/25	1,196,310
410,000	Cmwlth Fing Auth PA Tobacco Master Settlement Payment Rev Tobacco Master Settlement Payment Bonds	5.00%	06/01/26	504,370
500,000	Colonial PA Sch Dist	5.00%	02/15/36	590,450
300,000	Colonial PA Sch Dist, Ser A	5.00%	02/15/34	361,623
270,000	Conestoga Vly PA Sch Dist	4.00%	02/01/31	315,554
300,000	Conestoga Vly PA Sch Dist	4.00%	02/01/32	347,190
300,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Ministries Proj	5.00%	01/01/30	325,743
700,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Ministries Proj	5.00%	01/01/38	745,325
1,150,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Social Ministries	5.00%	01/01/25	1,273,475
1,000,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Social Ministries	5.00%	01/01/33	1,091,430
1,660,000	Cumberland Cnty PA Muni Auth Ref Messiah Vlg Proj	5.00%	07/01/28	1,828,424
1,165,000	Dover PA Area Sch Dist, BAM	4.00%	04/01/32	1,339,261
100,000	Dubois PA Hosp Auth Penn Highlands Healthcare	5.00%	07/15/32	119,385
115,000	Dubois PA Hosp Auth Penn Highlands Healthcare	5.00%	07/15/33	136,557
245,000	Dubois PA Hosp Auth Penn Highlands Healthcare	5.00%	07/15/34	289,943
290,000	Dubois PA Hosp Auth Penn Highlands Healthcare	5.00%	07/15/35	342,104
1,910,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/27	2,202,287
715,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/28	821,800
770,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/29	882,197
760,000	Hermitage PA Muni Auth Ref, Ser C	4.00%	02/01/31	888,600
1,110,000	Hermitage PA Muni Auth Ref, Ser C	4.00%	02/01/32	1,290,508
515,000	Hermitage PA Muni Auth Ref, Ser C	4.00%	02/01/33	595,366

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$1,730,000	Kiski Vly PA Wtr Poll Control Auth Ref, AGM	4.00%	09/01/42	$1,858,677
480,000	Lancaster Cnty PA Hosp Auth Healthcare Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/30	517,464
1,110,000	Lancaster Cnty PA Hosp Auth Healthcare Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/38	1,152,435
750,000	Lancaster Cnty PA Hosp Auth Ref, St Annes Retmnt Cmnty Inc Proj	5.00%	03/01/45	777,870
1,000,000	Lancaster Cnty PA Hosp Auth Ref, St Annes Retmnt Cmnty Inc Proj	5.00%	03/01/50	1,032,940
1,355,000	Lancaster PA Swr Auth Ref	5.00%	04/01/27	1,712,503
860,000	Lancaster PA Swr Auth Ref	4.00%	04/01/30	1,046,586
405,000	Lebanon PA Auth Swr Rev Ref, BAM	4.00%	12/15/29	464,401
420,000	Lebanon PA Auth Swr Rev Ref, BAM	4.00%	12/15/30	477,670
1,550,000	Mechanicsburg PA Area Sch Dist, Ser A	4.00%	03/01/36	1,807,951
1,090,000	Mechanicsburg PA Area Sch Dist, Ser A	4.00%	03/01/38	1,263,593
500,000	Middletown PA Sch Dist, Ser A	5.00%	03/01/28	531,600
300,000	Mifflinburg PA Area Sch Dist Ref, Ser A	4.00%	06/15/35	346,182
550,000	Mifflinburg PA Area Sch Dist Ref, Ser A	4.00%	06/15/36	630,635
610,000	Mifflinburg PA Area Sch Dist Ref, Ser A	4.00%	06/15/38	694,717
1,000,000	Montgomery Cnty PA Hgr Edu & Hlth Auth Ref Thomas Jefferson Univ Proj	4.00%	09/01/34	1,110,990
1,000,000	Montgomery Cnty PA Hgr Edu & Hlth Auth Ref Thomas Jefferson Univ Proj	4.00%	09/01/35	1,106,660
50,000	Montgomery Cnty PA Indl Dev Auth Acts Retmnt Life Cmntys Ref	5.00%	11/15/29	53,649
480,000	Montgomery Cnty PA Indl Dev Auth Ref Meadowood Sr Living Proj, Ser A	5.00%	12/01/26	541,162
100,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	4.00%	12/01/33	107,997
200,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	4.00%	12/01/34	215,300
580,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	5.00%	12/01/44	640,761
140,000	Northampton Cnty PA Gen Purpose Auth Clg Rev Ref Moravian Clg	5.00%	10/01/25	152,828
225,000	Northampton Cnty PA Gen Purpose Auth Clg Rev Ref Moravian Clg	5.00%	10/01/26	248,177
540,000	Northampton Cnty PA Gen Purpose Auth Clg Rev Ref Moravian Clg	5.00%	10/01/31	581,402
1,800,000	Northampton Cnty PA Gen Purpose Auth Hosp Rev Ref St Luke’s Univ Hlth Network Proj, Ser A	5.00%	08/15/28	2,142,666
500,000	PA St 2nd, Ser CR, AGM	4.00%	09/15/31	579,600
1,000,000	PA St Hgr Eductnl Facs Auth Rev Ref Drexel Univ	5.00%	05/01/25	1,173,610
1,105,000	PA St Hgr Eductnl Facs Auth Rev Ref Drexel Univ	5.00%	05/01/34	1,281,380
3,000,000	PA St Hsg Fin Agy SF Mtge Rev Non Ace, Ser 123B	3.45%	10/01/32	3,243,840
5,455,000	PA St Hsg Fin Agy Sf Mtge Rev, Ser 127B	3.55%	10/01/33	5,824,631
565,000	PA St Turnpike Commn Turnpike Rev Conv Cap Apprec, Subser E	6.38%	12/01/38	728,556
1,000,000	PA St Turnpike Commn Turnpike Rev Ref	5.00%	12/01/33	1,139,160
4,940,000	PA St Turnpike Commn Turnpike Rev Ref Sub Mtr License Fund, 2nd Ser	5.00%	12/01/41	5,830,237
2,500,000	PA St Turnpike Commn Turnpike Rev Ref Sub, Ser B	5.00%	06/01/36	2,918,500
550,000	PA St Turnpike Commn Turnpike Rev Subordinate, Ser A-1	5.00%	12/01/30	642,933
620,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Mast Chrt Sch Proj	5.00%	08/01/40	712,752
375,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Mast Chrt Sch Proj	5.00%	08/01/50	421,943
1,000,000	Philadelphia PA Auth for Indl Dev City Svc Agreement Rev TCRS, BAM	5.00%	05/01/30	1,248,640
290,000	Philadelphia PA Gas Wks Rev Ref	5.00%	08/01/25	346,576
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$1,625,000	Philadelphia PA Gas Wks Rev Ref	5.00%	08/01/29	$1,913,779
1,000,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 14th Ser	5.00%	10/01/29	1,212,240
455,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 14th Ser	5.00%	10/01/32	545,540
2,000,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 14th Ser	5.00%	10/01/34	2,381,760
5,235,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 15th Ser	5.00%	08/01/42	6,192,429
500,000	Philadelphia PA Ref, Ser A	5.00%	08/01/26	613,760
500,000	Philadelphia PA Ref, Ser A	5.00%	08/01/27	628,210
750,000	Philadelphia PA Ref, Ser A	5.25%	07/15/28	856,770
500,000	Philadelphia PA Wtr & Wstwtr Rev, Ser A	5.00%	11/01/36	652,555
1,500,000	Philadelphia PA Wtr & Wstwtr Rev, Ser A	5.00%	11/01/45	1,885,905
2,245,000	Philadelphia PA, Ser B	5.00%	02/01/36	2,788,784
3,260,000	Philadelphia PA, Ser B, BAM	5.00%	02/01/34	4,208,236
405,000	Southcentrl PA General Auth Rev Ref Hanover Hosp Inc	5.00%	12/01/23	457,443
390,000	Upper Darby PA Sch Dist, AGM	4.00%	04/01/31	461,015
250,000	Upper Darby PA Sch Dist, AGM	4.00%	04/01/34	290,545
300,000	Upper Darby PA Sch Dist, AGM	4.00%	04/01/35	347,643
250,000	Upper Darby PA Sch Dist, AGM	4.00%	04/01/36	288,593
1,970,000	Westmoreland Cnty PA Muni Auth Ref, BAM	5.00%	08/15/42	2,305,609
				113,250,727
	Puerto Rico – 0.8%
9,023,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1	4.50%	07/01/34	9,447,081
387,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(e)	07/01/27	327,928
3,092,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(e)	07/01/29	2,426,695
2,736,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(e)	07/01/31	1,976,021
				14,177,725
	Rhode Island – 0.3%
150,000	Providence RI Pub Bldgs Auth Rev, Ser B, AGM	5.00%	06/15/31	188,388
320,000	Providence RI Pub Bldgs Auth Rev, Ser B, AGM	5.00%	06/15/33	397,235
230,000	Providence RI Pub Bldgs Auth Rev, Ser B, AGM	5.00%	06/15/35	283,629
1,125,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/29	1,295,404
1,460,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/32	1,654,633
1,700,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/39	1,880,251
				5,699,540
	South Carolina – 0.6%
2,250,000	Berkeley Cnty SC Assmnt Rev Nexton Impt Dist	4.25%	11/01/40	2,269,597
1,000,000	Greenville SC Hosp Sys Brd Hosp Facs Rev, Ser B	5.00%	05/01/30	1,112,130
100,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	3.13%	12/01/22	100,469
1,310,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	5.00%	12/01/26	1,371,112
1,000,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	5.00%	12/01/31	1,033,850

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	South Carolina (Continued)
$745,000	Piedmont SC Muni Pwr Agy Elec Rev Ref, Ser A-3	5.00%	01/01/23	$750,178
1,000,000	SC St Jobs Econ Dev Auth Econ Dev Rev Woodlands at Furman Proj, Ser A	5.00%	11/15/54	1,014,960
500,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Ref Lutheran Homes of SC Inc	5.00%	05/01/42	474,745
30,000	SC St Jobs Econ Dev Auth Hosp Rev Ref Palmetto Hlth, Ser A	5.00%	08/01/23	33,833
2,000,000	SC St Pub Svc Auth Rev Ref, Ser A	4.00%	12/01/34	2,334,340
355,000	SC St Pub Svc Auth Rev Ref, Ser A	4.00%	12/01/35	411,704
				10,906,918
	South Dakota – 0.3%
1,000,000	SD St Brd of Rgts Hsg & Auxiliary Fac Sys Rev Ref Hsg & Auxiliary Facs Sys	5.00%	04/01/30	1,216,070
420,000	SD St Brd of Rgts Hsg & Auxiliary Fac Sys Rev, Ser B	5.00%	04/01/29	489,980
510,000	SD St Brd of Rgts Hsg & Auxiliary Fac Sys Rev, Ser B	5.00%	04/01/31	605,661
505,000	SD St Brd of Rgts Hsg & Auxiliary Fac Sys Rev, Ser B	5.00%	04/01/32	596,445
105,000	SD St Hlth & Eductnl Facs Auth Ref Sanford Oblig Grp	5.00%	11/01/35	122,474
1,090,000	SD St Hlth & Eductnl Facs Auth Sanford Oblig Grp, Ser B	5.00%	11/01/34	1,245,990
				4,276,620
	Tennessee – 0.9%
250,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-1	5.00%	08/01/34	307,125
200,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/37	225,346
825,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/34	1,013,512
325,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Student Hsg CDFI Phase I	5.00%	10/01/23	338,188
1,245,000	Greeneville TN Hlth & Eductnl Facs Brd Hosp Rev Ref Ballad Hlth Oblig Grp, Ser A	5.00%	07/01/33	1,346,791
865,000	Met Govt Nashville & Davidson Cnty TN Elec Rev Sys, Ser A	5.00%	05/15/35	1,060,525
1,385,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Lipscomb Univ Proj, Ser A	5.00%	10/01/29	1,512,572
375,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Lipscomb Univ Proj, Ser A	5.00%	10/01/37	407,471
600,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Trevecca Nazarene Univ Proj	5.00%	10/01/29	677,328
400,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Trevecca Nazarene Univ Proj	5.00%	10/01/34	444,732
700,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Trevecca Nazarene Univ Proj	5.00%	10/01/39	764,085
3,435,000	TN St Energy Acquisition Corp Gas Rev Proj, Ser A (Mandatory put 05/01/23)	4.00%	05/01/48	3,687,095
50,000	TN St Energy Acquisition Corp Gas Rev, Ser A	5.25%	09/01/22	54,168
2,660,000	TN St Energy Acquisition Corp Gas Rev, Ser A	5.25%	09/01/26	3,259,857
				15,098,795
	Texas – 7.5%
930,000	Arlington TX Hgr Edu Fin Corp Edu Rev	5.00%	08/15/31	1,243,522
975,000	Arlington TX Hgr Edu Fin Corp Edu Rev	5.00%	08/15/32	1,293,357
415,000	Arlington TX Hgr Edu Fin Corp Edu Rev	5.00%	08/15/33	546,489
525,000	Arlington TX Hgr Edu Fin Corp Edu Rev	5.00%	08/15/34	688,044
565,000	Arlington TX Hgr Edu Fin Corp Edu Rev	4.00%	08/15/35	684,209
875,000	Arlington TX Hgr Edu Fin Corp Edu Rev	4.00%	08/15/36	1,051,242
2,685,000	Arlington TX Hgr Edu Fin Corp Edu Rev Lifeschool Dallas, Ser A	5.00%	08/15/31	3,043,850
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$450,000	Austin TX Arpt Sys Rev, AMT	5.00%	11/15/33	$508,208
3,870,000	Austin TX Arpt Sys Rev, Ser B, AMT	5.00%	11/15/39	4,706,694
455,000	Bexar Cnty TX Hlth Facs Dev Corp Ref Army Retmnt Residence Fdtn Proj	5.00%	07/15/25	495,845
900,000	Bexar Cnty TX Ref	4.00%	06/15/38	1,054,791
2,255,000	Brazoria Cnty TX Toll Road Auth Toll Road Rev Sub Lien, Ser A	5.00%	03/01/36	2,725,889
600,000	Brd of Managers TX Jt Guadalupe Cnty City of Seguin Hosp Mtg Ref	5.00%	12/01/24	677,358
305,000	Celina TX Spl Assmnt Rev Ref The Lakes at Mustang Ranch Pub Impt Dt Phase #1 Proj, BAM	4.00%	09/01/29	343,506
350,000	Centrl TX Regl Mobility Auth Rev Ref	5.00%	01/01/27	416,840
600,000	Centrl TX Regl Mobility Auth Rev Ref Sub Lien	5.00%	01/01/33	659,190
850,000	Centrl TX Regl Mobility Auth Rev Sr Lien, Ser A	5.00%	01/01/29	990,454
500,000	Clifton TX Hgr Edu Fin Corp Edu Rev Idea Pub Schs	5.00%	08/15/32	526,005
1,215,000	Clifton TX Hgr Edu Fin Corp Edu Rev, Ser A	4.00%	12/01/25	1,272,858
4,425,000	Corpus Christi TX Utility Sys Rev Ref Jr Lien	5.00%	07/15/33	5,580,456
2,365,000	Corpus Christi TX Utility Sys Rev Ref Jr Lien	5.00%	07/15/35	2,960,814
1,000,000	El Paso TX Ref, Ser A	4.00%	08/15/34	1,211,960
500,000	El Paso TX Ref, Ser A	4.00%	08/15/36	600,195
455,000	Flower Mound TX Spl Assmnt Rev River Walk Pub Impt Dist #1	6.13%	09/01/28	461,971
1,000,000	Harris Cnty TX Cultural Edu Facs Fin Corp Med Facs Rev Ref Baylor Clg of Med	4.00%	11/15/30	1,111,180
1,640,000	Harris Cnty TX Flood Control Dist Ref Flood Control Dist, Ser A	4.00%	10/01/37	1,899,694
1,100,000	Harris Cnty TX Ref Sr Lien Toll Road, Ser B	5.00%	08/15/36	1,301,421
2,600,000	Harris Cnty TX Ref Sr Lien, Ser A	5.00%	08/15/36	3,140,566
1,500,000	Houston TS Utility Sys Rev Ref, Ser C	4.00%	11/15/35	1,835,745
2,750,000	Houston TX Arpt Sys Rev Ref United Airls Inc Term Improv Proj, Ser B-2, AMT	5.00%	07/15/27	2,883,485
100,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal E Proj, AMT	4.75%	07/01/24	101,716
1,770,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal E Proj, Ser A, AMT	5.00%	07/01/27	1,855,969
1,730,000	Houston TX Cmnty Clg Ref	4.00%	02/15/37	1,974,760
500,000	Houston TX Hgr Edu Fin Corp Edu Rev Ref Harmony Pub Schs, Ser A	5.00%	02/15/26	564,750
1,000,000	Houston TX Hotel Occupancy Tax & Spl Rev Ref Convention & Entertainment Facs Dept	5.00%	09/01/32	1,075,070
2,000,000	Houston TX Ref Pub Impt, Ser A	4.00%	03/01/33	2,194,320
1,000,000	Houston TX Utility Sys Rev Ref 1st Lien, Ser D	5.00%	11/15/29	1,212,700
500,000	Kyle TX Spl Assmnt Rev 6 Creeks Pid #1 (b)	4.63%	09/01/39	545,515
710,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch (b)	4.35%	08/15/25	740,551
680,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch, Ser A (b)	4.20%	08/15/25	707,581
1,250,000	Laredo TX Cmnty Clg Dist Combined Fee Rev Ref, BAM	4.00%	08/01/33	1,416,912
1,290,000	Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv (d)	5.13%	09/01/38	1,298,166
500,000	Liberty Hill TX Indep Sch Dist Ref	5.00%	08/01/30	614,075
1,000,000	Lower Colorado River TX Auth Transmission Contract Rev Ref LCRA Transmission Svcs Corp Proj	5.00%	05/15/28	1,293,300
500,000	Lower Colorado River TX Auth Transmission Contract Rev Ref LCRA Transmission Svcs Corp Proj	5.00%	05/15/29	656,645
500,000	Lower Colorado River TX Auth Transmission Contract Rev Ref LCRA Transmission Svcs Corp Proj	5.00%	05/15/30	649,645
1,000,000	Lower Colorado River TX Auth Transmission Contract Rev Ref LCRA Transmission Svcs Corp Proj	5.00%	05/15/31	1,286,220

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$500,000	Lower Colorado River TX Auth Transmission Contract Rev Ref LCRA Transmission Svcs Corp Proj	5.00%	05/15/32	$639,600
700,000	Lower Colorado River TX Auth Transmission Contract Rev Ref LCRA Transmission Svcs Corp Proj	5.00%	05/15/33	837,102
500,000	Lower Colorado River TX Auth Transmission Contract Rev Ref LCRA Transmission Svcs Corp Proj	5.00%	05/15/33	635,620
500,000	Lower Colorado River TX Auth Transmission Contract Rev Ref LCRA Transmission Svcs Corp Proj	5.00%	05/15/34	633,000
400,000	Lower Colorado River TX Auth Transmission Contract Rev Ref LCRA Transmission Svcs Corp Proj	5.00%	05/15/37	486,092
610,000	Lower Colorado River TX Auth Transmission Contract Rev Ref LCRA Transmission Svcs Corp Proj	5.00%	05/15/38	738,612
1,000,000	Lower Colorado River TX Auth Transmission Contract Rev Ref LCRA Transmission Svcs Corp Proj	5.00%	05/15/40	1,202,430
370,000	Mission TX Ctfs Oblig, AGM	5.00%	02/15/30	464,653
1,105,000	Montgomery TX Indep Sch Dist Ref Sch Bldg	5.00%	02/15/28	1,311,071
1,450,000	N Fort Bend TX Wtr Auth Wtr Sys Rev Ref, Ser A	4.00%	12/15/36	1,740,319
4,000,000	N TX Tollway Auth Rev Ref 1st Tier, Ser A	5.00%	01/01/38	4,308,160
2,250,000	N TX Tollway Auth Rev Ref 2nd Tier, Ser B	5.00%	01/01/31	2,662,335
1,500,000	N TX Tollway Auth Rev Ref Sys Second Tier, Ser B	5.00%	01/01/31	1,687,785
250,000	N TX Tollway Auth Rev Ref, Ser A	5.00%	01/01/33	295,150
1,415,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/31	1,534,723
1,200,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/32	1,298,868
250,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Wesleyan Homes Inc Proj Fin Corp	5.00%	01/01/50	250,815
500,000	New Hope Cultural Edu Facs Fin Corp TX Student Hsg Rev Chf TX A&M Univ Corpus Christi Island Campus Proj, Ser A (c)	5.00%	04/01/29	493,355
505,000	Newark Hgr Edu Fin Corp TX Edu Rev Austin Achieve Pub Schs Inc, Ser A	5.00%	06/15/32	516,388
700,000	Newark Hgr Edu Fin Corp TX Edu Rev Austin Achieve Pub Schs Inc, Ser A	5.00%	06/15/42	710,822
1,870,000	Northside TX Indep Sch Dist Sch Bldg, Ser A	4.00%	06/01/29	1,968,773
495,000	Red River TX Hlth Facs Dev Corp Retmnt Fac Rev MRC Crestview, Ser A	7.75%	11/15/31	532,481
2,690,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Ref Baylor Scott & White Hlth Proj, Ser A	5.00%	11/15/45	3,106,251
750,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Ref Cook Children’s Med Ctr	4.00%	12/01/35	880,658
1,485,000	TX St Muni Gas Acquisition & Sply Corp I Gas Sply Rev Sr Lien, Ser A	5.25%	12/15/26	1,829,743
600,000	TX St Muni Gas Acquisition & Sply Corp III Gas Sply Rev	5.00%	12/15/24	651,126
2,850,000	TX St Muni Gas Acquisition & Sply Corp III Gas Sply Rev	5.00%	12/15/30	3,044,569
1,180,000	TX St Muni Gas Acquisition & Sply Corp III Gas Sply Rev	5.00%	12/15/31	1,257,951
3,000,000	TX St Priv Activity Bond Surface Transprtn Corp Rev Segment 3C Proj, AMT	5.00%	06/30/58	3,417,600
865,000	TX St Transprtn Commn Central TX Turnpike Sys Rev Ref, Ser B	5.00%	08/15/37	978,211
2,130,000	TX St Univ Sys Fing Rev Ref, Ser A	4.00%	03/15/35	2,533,997
1,000,000	TX St Wtr Dev Brd St Wtr Implementation Fund, Ser A	5.00%	04/15/25	1,204,440
785,000	TX St Wtr Dev Brd St Wtr Implementation Fund, Ser A	5.00%	04/15/30	1,004,455
4,000,000	TX St Wtr Dev Brd St Wtr Implementation Fund, Ser A	4.00%	10/15/38	4,687,840
4,975,000	TX St Wtr Dev Brd St Wtr Implementation Fund, Ser A	4.00%	10/15/44	5,868,560
250,000	TX St Wtr Dev Brd St Wtr Implementation Rev Fund for TX	4.00%	10/15/32	294,180
150,000	Univ of Houston TX Univ Revs Ref, Ser A	5.00%	02/15/26	185,540
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$3,250,000	Univ of Houston TX Univ Revs Ref, Ser A	5.00%	02/15/31	$3,905,135
1,900,000	Univ of Houston TX Univ Revs Ref, Ser A	5.00%	02/15/35	2,253,818
1,560,000	Uptown Dev Auth TX Incr Contract Rev, Ser A	5.00%	09/01/36	1,763,627
500,000	Viridian TX Muni Mgmt Dist Ref Utility Impt, BAM	6.00%	12/01/26	606,965
155,000	Viridian TX Muni Mgmt Dist Road Impt, BAM	5.00%	12/01/26	174,868
125,000	Viridian TX Muni Mgmt Dist Utility Impt, BAM	5.00%	12/01/26	141,023
				128,842,444
	Utah – 1.0%
1,180,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/27	1,434,125
1,370,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/30	1,653,549
1,400,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/31	1,683,528
1,515,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/32	1,818,470
400,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Quest Academy	5.00%	04/15/32	468,336
325,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Quest Academy	5.00%	04/15/37	375,395
1,590,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Wallace Stegner Academy Proj, Ser A (b)	5.00%	06/15/49	1,624,932
4,875,000	UT St Transit Auth Sales Tax Rev Ref Sub, BAM	5.00%	12/15/40	5,989,815
1,145,000	UT St Transit Auth Sales Tax Rev Ref Sub, Ser A	5.00%	06/15/35	1,390,957
				16,439,107
	Vermont – 0.4%
550,000	Burlington VT Ref Lakeview Garage Proj, Ser A, COPS	5.00%	12/01/24	642,186
745,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	5.00%	05/01/25	777,236
585,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	5.00%	05/01/26	613,302
2,000,000	VT St Econ Dev Auth Solid Wst Disp Rev Variable-Casella Wst Sys Inc, AMT (Mandatory put 04/03/28) (b)	4.63%	04/01/36	2,211,820
2,500,000	VT St Eductnl & Hlth Bldgs Fing Agy Rev Ref Univ of VT Med Ctr, Ser A	5.00%	12/01/33	2,911,000
				7,155,544
	Virginia – 1.0%
1,000,000	Amelia Cnty VA Indl Dev Auth Sol Wst Disp Rev Var Ref Waste Mgmt Pj, AMT (Mandatory put 04/01/21)	3.00%	04/01/27	1,009,300
1,000,000	Chesapeake VA Hosp Auth Hosp Fac Rev Ref Chesapeake Regl Med Ctr	4.00%	07/01/35	1,143,080
1,350,000	Norfolk VA Redev & Hsg Auth Rev Ft Norfolk Retmnt Cmnty Harbors Edge Proj, Ser A (c)	4.00%	01/01/29	1,367,064
1,000,000	Norfolk VA Redev & Hsg Auth Rev Ft Norfolk Retmnt Cmnty Harbors Edge Proj, Ser A (c)	5.00%	01/01/49	1,025,950
1,000,000	Norfolk VA Redev & Hsg Auth Rev Ft Norfolk Retmnt Cmnty Harbors Edge Proj, Ser A (c)	5.25%	01/01/54	1,037,980
2,000,000	VA St Pub Bldg Auth Pub Facs Rev, Ser C, AMT	5.00%	08/01/33	2,443,760
1,000,000	VA St Resources Auth Infrastructure Rev Ref Infrastructure VA Pooled Fing Program, Ser C	4.00%	11/01/33	1,157,820
1,570,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/32	1,762,262
1,000,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/33	1,120,040
1,210,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/35	1,347,662
275,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/36	305,624
2,365,000	Wstrn VA Regl Jail Auth Regl Jail Facs Rev Ref	5.00%	12/01/34	2,925,268
				16,645,810

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Washington – 2.0%
$1,235,000	Benton Cnty WA Pub Utility Dist #1 Ref	4.00%	11/01/36	$1,388,572
1,090,000	Centrl Puget Sound WA Regl Transit Auth Green Bond, Ser S-1	5.00%	11/01/36	1,321,396
1,250,000	Centrl Puget Sound WA Regl Transit Auth Sales & Use Tax Green Bond Ref & Impt, Ser S-1	5.00%	11/01/35	1,502,750
1,250,000	Energy NW WA Elec Rev Ref Columbia Generating Sys, Ser A	5.00%	07/01/38	1,464,300
1,500,000	Energy NW WA Elec Rev Ref, Ser A	5.00%	07/01/24	1,756,485
575,000	Kalispel Tribe of Indians Priority Dist WA Rev, Ser A (b)	5.00%	01/01/32	644,655
3,000,000	Seattle WA Drain & Wstwtr Rev Ref	4.00%	07/01/36	3,472,920
270,000	Skagit Cnty WA Pub Hosp Dist #1 Ref & Impt Skagit Regl Hlth	4.00%	12/01/24	295,337
110,000	Skagit Cnty WA Pub Hosp Dist #1 Ref & Impt, Ser A	5.00%	12/01/22	117,756
165,000	Skagit Cnty WA Pub Hosp Dist #1 Skagit Vly Hosp	5.00%	12/01/20	165,609
500,000	Snohomish Cnty WA Hsg Auth	5.00%	04/01/34	616,810
1,850,000	WA St Healthcare Facs Auth Overlake Hosp Med Ctr, Ser A	5.00%	07/01/35	2,214,709
1,625,000	WA St Healthcare Facs Auth Ref, Overlake Hosp Med Ctr, Ser B	5.00%	07/01/31	1,975,789
525,000	WA St Hgr Edu Facs Auth Seattle Univ Proj Rev	4.00%	05/01/45	567,488
35,000	WA St Hsg Fin Commn Ref Emerald Heights Proj	5.00%	07/01/22	36,223
50,000	WA St Hsg Fin Commn Ref Emerald Heights Proj	5.00%	07/01/28	52,420
1,000,000	WA St Hsg Fin Commn Transforming Age Proj, Ser A (b)	5.00%	01/01/44	1,034,750
2,500,000	WA St Ref R-2015D	5.00%	07/01/32	2,951,650
1,100,000	WA St, Ser 2020A	5.00%	08/01/35	1,426,645
3,000,000	WA St, Ser 2020A	5.00%	08/01/44	3,782,220
4,000,000	WA St, Ser B	5.00%	02/01/36	4,708,440
2,425,000	WA St, Ser D	5.00%	02/01/30	3,033,626
				34,530,550
	West Virginia – 0.4%
2,250,000	Roane Cnty Bldg Commn WV Ref Roane General Hosp, BANS	2.55%	11/01/21	2,252,655
4,200,000	WV St Hosp Fin Auth Impt, W Va Univ Hlth Sys Oblig Grp, Ser A, AGM	4.00%	06/01/51	4,652,802
				6,905,457
	Wisconsin – 2.6%
825,000	Fond Du Lac WI Sch Dist, Ser A, BAM	4.00%	04/01/35	967,626
1,255,000	Fond Du Lac WI Sch Dist, Ser A, BAM	4.00%	04/01/36	1,466,618
1,050,000	Milwaukee WI Ref Promissory Nts, Ser N-4	5.00%	04/01/29	1,367,121
1,375,000	Pub Fin Auth WI Chrt Sch Rev Eno River Academy Proj, Ser A (b)	5.00%	06/15/54	1,452,316
500,000	Pub Fin Auth WI Chrt Sch Rev Founders of Academy Las Vegas Proj, Ser A	5.00%	07/01/40	523,275
1,315,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Academy Las Vegas Proj, Ser A (b)	4.20%	07/15/27	1,340,721
1,250,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Academy Las Vegas Proj, Ser A (b)	5.13%	07/15/37	1,308,663
1,735,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	4.00%	07/01/27	1,852,321
1,440,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/37	1,538,496
1,000,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/47	1,057,430
1,000,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/52	1,055,160
425,000	Pub Fin Auth WI Eductnl Rev Piedmont Cmnty Chrt Sch	5.00%	06/15/34	495,474
1,000,000	Pub Fin Auth WI Exempt Facs Rev Ref Celanese Proj, Ser B, AMT	5.00%	12/01/25	1,151,980
1,250,000	Pub Fin Auth WI Hosp Rev Ref Renown Regl Med Ctr Proj, Ser A	4.00%	06/01/35	1,433,637
2,000,000	Pub Fin Auth WI Hosp Rev Ref Renown Regl Med Ctr Proj, Ser A	4.00%	06/01/39	2,257,180
600,000	Pub Fin Auth WI Retmnt Cmntys Rev Acts Retmnt Life Cmntys Inc Oblig Grp, Ser A	4.00%	11/15/37	661,698
1,450,000	Pub Fin Auth WI Retmnt Fac Rev Ref Penick Vlg Oblig Grp (b)	5.00%	09/01/49	1,447,694
1,000,000	Pub Fin Auth WI Retmnt Fac Rev Southminster (b)	5.00%	10/01/43	1,020,250
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Wisconsin (Continued)
$1,300,000	WI St Gen Fund Annual Approp Rev Ref, Ser B	5.00%	05/01/34	$1,576,471
100,000	WI St Hlth & Eductnl Facs Auth Rev Marshfield Clinic Hlth Sys, Ser A	4.00%	02/15/36	106,800
3,650,000	WI St Hlth & Eductnl Facs Auth Rev Ref Ascension Hlth Credit Grp, Ser A	5.00%	11/15/36	4,325,031
1,000,000	WI St Hlth & Eductnl Facs Auth Rev Ref Ascension Hlth Credit Grp, Ser A	5.00%	11/15/39	1,177,510
1,780,000	WI St Hlth & Eductnl Facs Auth Rev Ref Beloit Hlth Sys Inc	4.00%	07/01/36	2,026,299
1,000,000	WI St Hlth & Eductnl Facs Auth Rev Ref Froedtert Hlth Inc Oblg, Ser A	4.00%	04/01/39	1,119,380
500,000	WI St Hlth & Eductnl Facs Auth Rev Ref Marquette Univ	5.00%	10/01/28	531,755
1,500,000	WI St Hlth & Eductnl Facs Auth Rev Ref Marshfield Clinic Hlth Sys Inc, Ser B2 (Mandatory put 02/15/27)	5.00%	02/15/51	1,801,650
500,000	WI St Hlth & Eductnl Facs Auth Rev Ref Marshfield Clinic Hlth System Inc, Ser B1 (Mandatory put 02/15/25)	5.00%	02/15/52	575,010
1,175,000	WI St Hlth & Eductnl Facs Auth Rev Ref Prohealth Care Oblig Grp	5.00%	08/15/31	1,333,296
175,000	WI St Hlth & Eductnl Facs Auth Rev Ref Prohealth Care Oblig Grp	5.00%	08/15/33	197,477
700,000	WI St Hlth & Eductnl Facs Auth Rev Ref Rogers Memorial Hosp Inc, Ser A	5.00%	07/01/44	801,969
800,000	WI St Hlth & Eductnl Facs Auth Rev Ref Rogers Memorial Hosp Inc, Ser A	5.00%	07/01/49	912,248
435,000	WI St Hlth & Eductnl Facs Auth Rev St Johns Cmntys Inc Proj, Ser A	5.00%	09/15/30	455,054
2,000,000	WI St Ref, Ser 3	4.00%	11/01/34	2,350,120
2,500,000	WI St, Ser B	4.00%	05/01/31	2,973,500
				44,661,230

Total Investments – 97.2%	1,665,721,408
(Cost $1,606,214,332) (f)
Net Other Assets and Liabilities – 2.8%	48,763,888
Net Assets – 100.0%	$1,714,485,296
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury Long Bonds	Short	102	Dec 2020	$ (17,591,813)	$210,063
U.S. Treasury Ultra 10-Year Notes	Short	220	Dec 2020	(34,601,875)	196,500
Total Futures Contracts				$(52,193,688)	$406,563

(a)	Variable Rate Demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2020, securities noted as such amounted to $78,354,823 or 4.6% of net assets.
(c)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2020
(d)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(e)	Zero coupon bond.
(f)	Aggregate cost for federal income tax purposes was $1,607,903,663. As of October 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $64,860,057 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,635,749. The net unrealized appreciation was $58,224,308. The amounts presented are inclusive of derivative contracts.

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BANS	Bond Anticipation Notes
CABS	Capital Appreciation Bonds
COPS	Certificates of Participation
GARVEE	Grant Anticipation Revenue Vehicle
NATL-RE	National Public Finance Guarantee Corp.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 1,665,721,408	$ —	$ 1,665,721,408	$ —
Futures Contracts	406,563	406,563	—	—
Total	$ 1,666,127,971	$ 406,563	$ 1,665,721,408	$—

*	See Portfolio of Investments for state and territory breakout.
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statement of Assets and Liabilities
October 31, 2020
ASSETS:
Investments, at value (Cost $1,606,214,332)	$ 1,665,721,408
Cash	34,930,462
Cash segregated as collateral for open futures contracts	839,652
Receivables:
Interest	20,156,701
Fund shares sold	5,541,183
Variation margin	406,563
Total Assets	1,727,595,969
LIABILITIES:
Payables:
Investment securities purchased	12,395,039
Investment advisory fees	715,634
Total Liabilities	13,110,673
NET ASSETS	$1,714,485,296
NET ASSETS consist of:
Paid-in capital	$ 1,677,893,014
Par value	309,500
Accumulated distributable earnings (loss)	36,282,782
NET ASSETS	$1,714,485,296
NET ASSET VALUE, per share	$55.40
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	30,950,002

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statement of Operations
For the Year Ended October 31, 2020
INVESTMENT INCOME:
Interest	$ 39,707,990
Total investment income	39,707,990
EXPENSES:
Investment advisory fees	9,432,231
Total expenses	9,432,231
Fees waived by the investment advisor	(2,176,669)
Net expenses	7,255,562
NET INVESTMENT INCOME (LOSS)	32,452,428
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(15,634,527)
Futures contracts	(5,579,571)
Net realized gain (loss)	(21,214,098)
Net change in unrealized appreciation (depreciation) on:
Investments	20,345,102
Futures contracts	595,516
Net change in unrealized appreciation (depreciation)	20,940,618
NET REALIZED AND UNREALIZED GAIN (LOSS)	(273,480)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 32,178,948
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statements of Changes in Net Assets
	Year Ended 10/31/2020	Year Ended 10/31/2019
OPERATIONS:
Net investment income (loss)	$ 32,452,428	$ 18,421,711
Net realized gain (loss)	(21,214,098)	(383,923)
Net change in unrealized appreciation (depreciation)	20,940,618	43,706,637
Net increase (decrease) in net assets resulting from operations	32,178,948	61,744,425
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(32,252,217)	(18,404,821)
Return of capital	(917,161)	(424,682)
Total distributions to shareholders	(33,169,378)	(18,829,503)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	639,451,461	647,355,139
Cost of shares redeemed	(59,233,572)	(10,383,218)
Net increase (decrease) in net assets resulting from shareholder transactions	580,217,889	636,971,921
Total increase (decrease) in net assets	579,227,459	679,886,843
NET ASSETS:
Beginning of period	1,135,257,837	455,370,994
End of period	$1,714,485,296	$1,135,257,837
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	20,500,002	8,800,002
Shares sold	11,550,000	11,900,000
Shares redeemed	(1,100,000)	(200,000)
Shares outstanding, end of period	30,950,002	20,500,002

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 55.38	$ 51.75	$ 53.16	$ 53.32	$ 51.58
Income from investment operations:
Net investment income (loss)	1.23	1.35	1.35	1.34	1.32
Net realized and unrealized gain (loss)	0.05	3.67	(1.41)	(0.01)	1.99
Total from investment operations	1.28	5.02	(0.06)	1.33	3.31
Distributions paid to shareholders from:
Net investment income	(1.23)	(1.36)	(1.35)	(1.33)	(1.35)
Net realized gain	—	—	—	(0.16)	(0.22)
Return of capital	(0.03)	(0.03)	—	—	—
Total distributions	(1.26)	(1.39)	(1.35)	(1.49)	(1.57)
Net asset value, end of period	$55.40	$55.38	$51.75	$53.16	$53.32
Total return (a)	2.33%	9.79%	(0.12)%	2.59%	6.47%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,714,485	$ 1,135,258	$ 455,371	$ 220,605	$ 82,650
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.52%
Ratio of net investment income (loss) to average net assets	2.24%	2.53%	2.60%	2.63%	2.52%
Portfolio turnover rate (b)	35%	26%	42%	85%	85%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived by the advisor.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Managed Municipal ETF (FMB)
October 31, 2020
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Managed Municipal ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FMB” on The Nasdaq Stock Market LLC. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
The primary investment objective of the Fund is to generate current income that is exempt from regular federal income taxes and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2020
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security; and
10)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2020
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2020, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2020, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
Brookstone CDD FL Spl Assmnt Rev CDD, 3.88%, 11/01/23	01/24/18	$330,000	$101.16	$330,000	$333,825	0.02%
IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Academy Proj, Ser A, 5.25%, 07/01/28	09/04/18	$800,000	107.90	807,431	863,192	0.05
IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Academy Proj, Ser A, 5.88%, 07/01/38	09/04/18	$1,000,000	107.68	1,004,417	1,076,790	0.06
Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv, 5.13%, 09/01/38	05/04/18	$1,290,000	100.63	1,290,000	1,298,166	0.08
Timber Creek CDD FL Spl Assmnt Rev, 4.13%, 11/01/24	06/21/18	$215,000	101.64	215,000	218,520	0.01
				$3,646,848	$3,790,493	0.22%
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. This daily fluctuation in the value of the contracts is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2020
Restricted cash segregated as collateral for futures contracts in the amount of $839,652 is shown as “Cash segregated as collateral for open futures contracts” on the Statement of Assets and Liabilities.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2020 and 2019, was as follows:
Distributions paid from:	2020	2019
Ordinary income	$9,278	$2,058
Capital gains	—	—
Tax-exempt income	32,242,939	18,402,763
Return of capital	917,161	424,682
As of October 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(21,941,526)
Net unrealized appreciation (depreciation)	58,224,308
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, the Fund intends to invest in such municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019, and 2020 remain open to federal and state audit. As of October 31, 2020, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2020, for federal income tax purposes, the Fund had $21,941,526 of capital loss carryforwards available to the extent provided by regulations, to offset future capital gains.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2020
Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2020, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(73,811)	$73,811	$—
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
H. New Accounting Pronouncement
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. ASU 2017-08 was adopted for these financial statements and did not have a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust’s Board of Trustees and the Advisor have entered into a Fee Waiver Agreement for the Fund pursuant to which the Advisor contractually agreed to waive management fees of 0.15% of average daily net assets until March 1, 2022. The waiver agreement may be terminated by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf of the Fund or by the Fund’s investment advisor only after March 1, 2022. First Trust does not have the right to recover the fees waived. During the fiscal year ended October 31, 2020, the Advisor waived fees of $2,176,669.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2020
the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2020, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $1,056,989,186 and $496,058,788, respectively.
For the fiscal year ended October 31, 2020, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at October 31, 2020, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures	Interest Rate Risk	Variation Margin Receivable	$ 406,563	Variation Margin Payable	$ —
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2020, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$(5,579,571)
Net change in unrealized appreciation (depreciation) on futures contracts	595,516
During the fiscal year ended October 31, 2020, the notional value of futures contracts opened and closed were $558,146,008 and $527,407,789, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). Due to the nature of the Fund’s investments, the Fund’s Creation Units are generally issued and redeemed for cash, although Creation Units may be issued in-kind for securities in which the Fund invests in limited circumstances. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease with changes in the Fund’s portfolio. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When Creation Units are issued for cash, the Authorized Participant may also be assessed an amount to cover the cost of purchasing portfolio securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a standard redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease with changes in the Fund’s portfolio. When shares are redeemed for cash, the Authorized Participant may also be assessed an amount to cover other costs, including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to portfolio securities sold in connection with the redemption.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2020
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2022.
8. Borrowings
The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV has a $410 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to November 25, 2019, the commitment amount was $385 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2020.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Managed Municipal ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 23, 2020
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Managed Municipal ETF (FMB)
October 31, 2020 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2020, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Fund designates the following percentages or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:
Federal and State Income Tax	Percentages
Tax-Exempt Interest Dividends	99.97%
Alternative Minimum Tax (AMT)	8.45%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2020 (Unaudited)
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. In 2017, the United Kingdom’s Financial Conduct Authority announced that LIBOR will cease to be available for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2020 (Unaudited)
securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Investment Management Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Managed Municipal ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor on the operations of the Advisor and the performance of the Fund since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2020 (Unaudited)
received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Municipal Securities Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In addition to the written materials provided by the Advisor, at the June 8, 2020 meeting, the Board also received a presentation from representatives of the Advisor’s Municipal Securities Team discussing the services that the Team provides to the Fund, including the Team’s day-to-day management of the Fund’s investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee in an amount equal to 0.15% of the Fund’s average daily net assets until at least March 1, 2021. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund, after taking into account the contractual fee waiver, was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2019 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and the benchmark index for the one-, three- and five-year periods ended December 31, 2019.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2020 (Unaudited)
Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2019 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the May 11, 2020 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from June 1, 2019 (the initial compliance date for certain requirements of Rule 22e-4) through the Liquidity Committee’s annual meeting held on March 20, 2020 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted a highly liquid investment minimum.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust Managed Municipal ETF (FMB)
October 31, 2020 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	189	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	189	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	189	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	189	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	189	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2020 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Managed Municipal ETF (FMB)
October 31, 2020 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Long/Short Equity ETF (FTLS)

Annual Report
For the Year Ended
October 31, 2020

First Trust Long/Short Equity ETF (FTLS)
Annual Report
October 31, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Long/Short Equity ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Long/Short Equity ETF (FTLS)
Annual Letter from the Chairman and CEO
October 31, 2020
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Long/Short Equity ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2020.
As I was collecting my thoughts for this annual roundup it occurred to me that my message this year should touch on the tone of the markets and the investing climate rather than belabor all the news and events that brought us to this juncture. We all know how tumultuous our lives have become over the past eight or so months. The phrase “shelter-at-home” says it all. I would rather talk about why I believe investors should be optimistic about where we could be headed.
Having said that, allow me to at least acknowledge the two elephants in the room: the coronavirus (“COVID-19”) and the election. In the first 12 days of November, we learned the following: that we likely have a new president-elect (Joe Biden), though it may not be official for some time because it is being contested by President Donald Trump and some of his loyal backers in the Republican Party citing voter fraud in certain states; that we still do not know which political party will have control of the Senate due to a couple of run-offs in Georgia to be held on January 5, 2021; and, that it looks as though we may be fortunate enough to have an FDA-approved COVID-19 vaccine by either the end of 2020 or the start of 2021, though that too is not yet official. It could be a game-changer in the COVID-19 battle. And, we may gain access to additional vaccines as well. The key to getting the economy back to running on all cylinders is to fully reopen, and a vaccine is “what the doctor ordered.”
With respect to the tone of the markets and investment climate, to say that I am encouraged about what has transpired in 2020 would be an understatement. Despite the extraordinary challenges so far this year, the S&P 500® Index posted a total return of 2.77% over the first 10 months of 2020, this despite plunging 33.8% into bear market territory from February 19, 2020 through March 23, 2020, according to Bloomberg. As impressive as that feat is, the future looks even brighter. While Bloomberg’s consensus earnings growth rate estimate for the S&P 500® Index for 2020 was -16.51%, as of November 13, 2020, its 2021 and 2022 estimates were 21.74% and 16.95%, respectively. That is a strong take on the prospects for a rebound in Corporate America over the next 24 months. One of the tailwinds that is providing a good deal of support to the economy and markets is the decision by the Federal Reserve (the “Fed”) to keep interest rates artificially low for as long as need be to meet both its employment and inflation targets. By keeping rates lower for longer, the Fed is essentially inviting investors to assume more risk to generate higher returns. Brian Wesbury, Chief Economist at First Trust, believes that the Fed could need until 2024 to accomplish its goals. That is a lot of runway for investors to reposition their portfolios, if needed, and a very generous, and perhaps unprecedented, amount of guidance from the Fed, in our opinion. Those investors with cash on the sidelines earning next to nothing have options if they choose to act.
We are encouraged about the prospects for the economy and the markets, but investors should be prepared to weather some volatility until the COVID-19 pandemic is better contained. As always, we encourage investors to stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Long/Short Equity ETF (FTLS)
The investment objective of First Trust Long/Short Equity ETF (the “Fund”) is to seek to provide investors with long-term total return. Under normal conditions, the Fund will expose at least 80% of its net assets (including investment borrowings) to U.S. exchange-listed equity securities and/or U.S. exchange-traded funds (“ETFs”) that provide exposure to U.S. exchange-listed equity securities. The Fund pursues its investment objective by establishing long and short positions in a portfolio of U.S. exchange-listed equity securities and ETFs. The Fund’s portfolio may include U.S. exchange-listed equity securities of non-U.S. issuers, including the securities of non-U.S. issuers traded on U.S. exchanges in the form of depositary receipts.
The Fund’s portfolio is composed of both long and short positions in equity securities and ETFs. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling is a technique that will be used by the Fund to try and profit from the falling price of a security. Short selling involves selling a security that has been borrowed from a third party with the intention of buying an identical security back at a later date to return to that third party.
Having both long and short positions in an equity security portfolio is a common way to create returns that are independent of market moves. One advantage of a long and short portfolio is that the long and short positions may offset one another in a manner that results in a lower net exposure to the direction of the market. In addition, cash balances arising from the use of short selling typically will be held in money market instruments.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/20	5 Years Ended 10/31/20	Inception (9/8/14) to 10/31/20	5 Years Ended 10/31/20	Inception (9/8/14) to 10/31/20
Fund Performance
NAV	0.74%	5.88%	6.33%	33.07%	45.85%
Market Price	0.59%	5.83%	6.31%	32.75%	45.67%
Index Performance
S&P 500® Index	9.71%	11.71%	10.52%	73.97%	84.94%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Long/Short Equity ETF (FTLS)
Portfolio Sector Allocation	% of Total Long-Term Investments
Health Care	23.0%
Information Technology	20.7
Communication Services	10.8
Consumer Staples	9.8
Consumer Discretionary	9.0
Financials	8.7
Materials	6.6
Industrials	5.2
Utilities	3.3
Energy	2.5
Real Estate	0.4
Total	100.0%

Portfolio Sector Allocation	% of Investments Sold Short
Information Technology	18.9%
Industrials	16.8
Consumer Discretionary	16.1
Health Care	12.0
Materials	10.3
Consumer Staples	8.6
Financials	7.1
Communication Services	5.3
Energy	2.9
Real Estate	1.3
Utilities	0.7
Total	100.0%
Top Ten Long-Term Investments	% of Net Assets
Apple, Inc.	5.7%
Microsoft Corp.	4.3
Amazon.com, Inc.	4.2
Alphabet, Inc., Class A	3.1
Centene Corp.	2.4
Etsy, Inc.	2.3
Anthem, Inc.	2.3
Conagra Brands, Inc.	2.2
Zoom Video Communications, Inc., Class A	2.1
Facebook, Inc., Class A	1.8
Total	30.4%

Top Ten Investments Sold Short	% of Net Assets
SPDR S&P 500 ETF Trust	-1.0%
Ball Corp.	-0.8%
General Electric Co.	-0.8%
Coca-Cola (The) Co.	-0.7%
Liberty Broadband Corp., Class C	-0.7%
Burlington Stores, Inc.	-0.7%
McDonald’s Corp.	-0.7%
Oracle Corp.	-0.7%
Norfolk Southern Corp.	-0.7%
Verisk Analytics, Inc.	-0.7%
Total	-7.5%

Fund Allocation	% of Net Assets
Common Stocks	92.4%
Exchange-Traded Funds	3.5
Master Limited Partnerships	0.3
Common Stocks Sold Short	(27.8)
Exchange-Traded Funds Sold Short	(1.0)
Real Estate Investment Trusts Sold Short	(0.4)
Net Other Assets and Liabilities*	33.0
Total	100.0%

*	Includes variation margin on futures contracts.

Fund Performance Overview (Unaudited) (Continued)
First Trust Long/Short Equity ETF (FTLS)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of a Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Long/Short Equity ETF (FTLS)
Annual Report
October 31, 2020 (Unaudited)
Investment Advisor
First Trust Advisors L.P. (“First Trust”) is the investment advisor, commodity pool operator and commodity trading advisor to First Trust Long/Short Equity ETF (the “Fund” or “FTLS”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund’s portfolio and certain other services necessary for the management of the portfolio.
Portfolio Management Team
John Gambla – CFA, FRM, PRM, Senior Portfolio Manager of First Trust, FTA- Alternatives & Active Management Team
Rob A. Guttschow – CFA, Senior Portfolio Manager of First Trust, FTA- Alternatives & Active Management Team
Commentary
First Trust Long/Short Equity ETF
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment objective is to seek to provide investors with long-term total return. The Fund pursues its investment objective by establishing long and short positions in a portfolio of U.S. exchange-listed securities and ETFs. Under normal conditions, the Fund will expose at least 80% of its net assets (including investment borrowings) to U.S. exchange-listed equity securities and/or in U.S. ETFs that provide exposure to U.S. exchange-listed securities.
Overall Market Recap
U.S. economic growth declined precipitously during the 12-month period ended October 31, 2020. To battle the scourge of the coronavirus (“Covid-19”), economic lock downs and travel restrictions were imposed resulting in a year-over-year decline of -11.2% in gross domestic product (“GDP”). The majority of the GDP decline occurred during the second quarter of 2020 as economic lock downs implemented in late March to “flatten the curve” resulted in a record -31.4% (annualized) decline in quarterly GDP. Third quarter GDP rebounded sharply, up 33.1% (annualized) quarter-over-quarter. With the large rebound in the third quarter GDP, year-over-year GDP growth is substantially better than many of the dire predictions made in March and April. However, GDP down -11.1% (annualized) in the prior 12 months ending on September 30 was a large contraction. Despite multiple fiscal and monetary relief packages including the Paycheck Protection Program, which was designed to mitigate small business layoffs, U.S. unemployment surged during the pandemic reaching an unemployment rate high of 14.7% in April 2020. As the economy reopened, the unemployment rate fell concurrently, registering 6.9% in October 2020. Year-over-year, there are 9.18 million more unemployed workers today versus October 2019.
The Federal Reserve Open Market Committee (“FOMC”) acted quickly as the impact of the COVID-19 pandemic began to make itself clear. In early March, the FOMC cut its overnight borrowing rate by 50 basis points, following up with an even more aggressive 100 basis point rate cut on Sunday, March 15. On a longer-term basis, the FOMC announced an important policy change at its annual Jackson Hole Symposium. This year the event was held virtually, but with no less significance than normal. The change affects how the FOMC manages monetary policy in relationship to its dual mandates of stable prices and full employment. Going forward, the FOMC will define stable prices as an “average” price level and will view unemployment at the bottom of the social economic ladder rather than as an aggregate number. Both changes effectively reduce the FOMC’s propensity to increase rates as economic growth picks up, allowing the economy to run “hotter” for longer, especially in situations such as we have now where inflation has been consistently below 2% for years.
The U.S. equity market, as represented by the S&P 500® Index (the “Index”), initially rallied during the 12-month period ended October 31, 2020 as record low unemployment rates and low inflation indicated an economy running at peak efficiency. Within approximately 20 trading days starting in mid-February 2020, the Index declined by -33% as the pandemic shut down global economic activity. Many workers suddenly found themselves “Zooming” from home instead of traveling to the office. Technology stocks blossomed upward as Apple, Microsoft, Amazon, Facebook, and, yes, Zoom became the new normal for all things work and all things school related. While the Index recovered from the March sell-off and finished the period up an impressive 9.71%, the return dispersion across the many sectors of the market was rather stark. Technology and growth stocks, as represented by the NASDAQ 100 and the Russell 1000 Growth Indices, had a great fiscal period up 38.02% and 29.22%. Value stock and small cap stocks as represented by the Russell 1000 Value Index and the Russell 2000 Index struggled, down -7.57% and -0.14%, respectively, during the same period. Small cap value stocks were down -13.92% during the same period for an eye-popping spread between small value and large growth of 43.14%.

Portfolio Commentary (Continued)
First Trust Long/Short Equity ETF (FTLS)
Annual Report
October 31, 2020 (Unaudited)
Fund Performance
The Fund returned 0.59% on a market price basis and 0.74% on a net asset value (“NAV”) basis for the 12-month period ended October 31, 2020. The Fund’s benchmark, the S&P 500® Index (the “Benchmark”) returned 9.71% during the same period.
During the period, the net positions within the portfolio (long holdings minus short holdings) increased from 63.3% at the beginning of the period to 66.6% at the end of the period. The increase was the result of a 3.8% decrease in the long positions and a 7.2% increase in the size of the short positions. During the period, the companies held as short positions within the Fund fell in value while the overall market as measured by the Index rose in value. The result was that the short positions added marginally to the Fund’s total return for the period. The Fund’s long positions, as stand-alone investments, underperformed the Benchmark with stock selection detracting from relative performance in the Financials and Consumer Discretionary sectors. Offsetting some of those losses, but not all, was positive stock selection in the Materials and Communication Services sectors. The long portfolio’s under allocation to the Information Technology sector throughout the period hurt relative performance. The Information Technology sector, on average, was up 32.92% during the period, the best of any sector.
The short positions within the Fund significantly underperformed both the Benchmark and the long positions within the Fund. Overall, the short portfolio declined in value and boosted slightly overall Fund returns on an absolute and relative basis versus the Benchmark. Stock selection within the short portfolio was good, picking underperformers, on average, in the following sectors: Information Technology, Consumer Discretionary, Real Estate, Communication Services, Industrials, and Utilities. Stock selection had a small negative (i.e., the Fund was short outperforming stocks) in the Health Care sector. The overall sector allocation of the short portfolio also added to relative performance as the short portfolio underweighted the high-flying Information Technology and Communication Services sectors. Overweights in poor performing sectors such as Real Estate and Industrials also helped relative returns. Futures contracts on domestic equity indices were used during the fiscal period to adjust the Fund’s overall net equity exposure. In aggregate, the futures contracts were a slight positive to the Fund’s absolute performance benefitting from their overall net short exposure.
Overall, the Fund underperformed the unmanaged, unhedged Benchmark, but realized returns and risk commensurate with its overall market position as a long-short equity fund with net exposure ranging during the period between 44.9% and 74.3%.
Market and Fund Outlook
Today, we believe the Fund is well positioned to achieve its primary objective of seeking to provide investors with long-term total return. The Fund is invested in a broad array of U.S. equity securities with a net market exposure of approximately 66.6% versus its unmanaged Benchmark’s exposure of 100%. The Fund’s combination of a broadly diversified portfolio which is long high-quality stocks and short low-quality stocks, as measured by an earnings quality model, positions the Fund to continue to achieve its investment objective of seeking to provide investors with long-term total return.

First Trust Long/Short Equity ETF (FTLS)
Understanding Your Fund Expenses
October 31, 2020 (Unaudited)
As a shareholder of the First Trust Long/Short Equity ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2020.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (a)(b)
First Trust Long/Short Equity ETF (FTLS)
Actual	$1,000.00	$1,053.30	1.41%	$7.28
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	1.41%	$7.15

(a)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2020 through October 31, 2020), multiplied by 184/366 (to reflect the six-month period).

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments
October 31, 2020
Shares/ Units	Description	Value
COMMON STOCKS – 92.4%
	Air Freight & Logistics – 0.8%
41,227	Atlas Air Worldwide Holdings, Inc, (a)	$2,438,989
	Auto Components – 0.1%
16,651	Gentex Corp.	460,733
	Banks – 3.2%
19,146	Bank OZK	474,438
11,391	Commerce Bancshares, Inc.	709,090
7,529	JPMorgan Chase & Co.	738,143
3,033	PNC Financial Services Group (The), Inc.	339,332
41,512	Signature Bank (b)	3,351,679
153,868	Synovus Financial Corp.	4,000,568
		9,613,250
	Beverages – 0.1%
5,414	Monster Beverage Corp. (a)	414,550
	Biotechnology – 5.1%
12,821	AbbVie, Inc.	1,091,067
14,754	Amgen, Inc. (b)	3,200,733
2,155	Biogen, Inc. (a)	543,211
41,795	Bluebird Bio, Inc. (a)	2,161,219
11,547	Gilead Sciences, Inc.	671,458
4,153	Incyte Corp. (a)	359,816
38,504	Neurocrine Biosciences, Inc. (a) (b)	3,799,190
2,270	Regeneron Pharmaceuticals, Inc. (a)	1,233,881
17,247	Ultragenyx Pharmaceutical, Inc. (a)	1,733,324
2,540	Vertex Pharmaceuticals, Inc. (a)	529,234
		15,323,133
	Building Products – 0.5%
14,070	Allegion PLC	1,385,895
	Capital Markets – 0.3%
18,620	Charles Schwab (The) Corp.	765,468
	Chemicals – 1.0%
5,381	Scotts Miracle-Gro (The) Co.	807,419
3,394	Sherwin-Williams (The) Co.	2,335,004
		3,142,423
	Communications Equipment – 0.1%
13,494	AudioCodes Ltd.	391,191
	Construction & Engineering – 0.2%
7,743	EMCOR Group, Inc.	527,995
	Construction Materials – 0.2%
8,873	Eagle Materials, Inc.	756,423
	Consumer Finance – 0.2%
6,728	Capital One Financial Corp.	491,682
	Diversified Financial Services – 0.8%
11,256	Berkshire Hathaway, Inc., Class B (a)	2,272,586
	Diversified Telecommunication Services – 1.8%
15,119	AT&T, Inc.	408,515
17,477	Bandwidth, Inc., Class A (a)	2,802,524
24,621	Iridium Communications, Inc. (a)	650,241

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2020
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Diversified Telecommunication Services (Continued)
7,617	Verizon Communications, Inc.	$434,093
102,720	Vonage Holdings Corp. (a)	1,086,778
		5,382,151
	Electric Utilities – 1.7%
5,666	American Electric Power Co., Inc.	509,543
5,595	Duke Energy Corp.	515,356
8,704	Edison International	487,772
4,620	Entergy Corp.	467,636
5,309	Eversource Energy	463,316
12,191	Exelon Corp.	486,299
16,147	FirstEnergy Corp.	479,889
6,447	NextEra Energy, Inc.	471,985
16,093	PPL Corp.	442,558
8,617	Southern (The) Co.	495,047
6,527	Xcel Energy, Inc.	457,086
		5,276,487
	Electrical Equipment – 0.7%
15,067	Hubbell, Inc.	2,192,399
	Energy Equipment & Services – 0.3%
37,780	Cactus, Inc., Class A	642,260
57,361	Solaris Oilfield Infrastructure, Inc., Class A	340,151
		982,411
	Entertainment – 2.2%
21,732	Electronic Arts, Inc. (a)	2,604,145
22,627	Take-Two Interactive Software, Inc. (a)	3,505,375
65,324	Zynga, Inc., Class A (a)	587,263
		6,696,783
	Food & Staples Retailing – 1.5%
21,314	BJ’s Wholesale Club Holdings, Inc. (a)	816,113
26,930	Walmart, Inc. (b)	3,736,538
		4,552,651
	Food Products – 4.3%
96,530	B&G Foods, Inc.	2,563,837
11,182	Cal-Maine Foods, Inc. (a)	428,830
71,679	Campbell Soup Co. (b)	3,345,259
189,616	Conagra Brands, Inc. (b)	6,653,625
		12,991,551
	Health Care Equipment & Supplies – 3.4%
12,279	Abbott Laboratories	1,290,646
1,203	ABIOMED, Inc. (a)	303,012
1,431	Align Technology, Inc. (a)	609,720
2,768	Becton Dickinson and Co.	639,768
15,324	Boston Scientific Corp. (a)	525,153
4,794	Danaher Corp.	1,100,415
8,030	DENTSPLY SIRONA, Inc.	378,936
1,210	DexCom, Inc. (a)	386,692
6,993	Edwards Lifesciences Corp. (a)	501,328
5,969	Hologic, Inc. (a)	410,787
2,129	IDEXX Laboratories, Inc. (a)	904,442
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2020
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Health Care Equipment & Supplies (Continued)
9,978	Medtronic PLC	$1,003,487
2,459	ResMed, Inc.	471,980
3,316	Stryker Corp.	669,865
1,676	Teleflex, Inc.	533,353
1,495	West Pharmaceutical Services, Inc.	406,745
		10,136,329
	Health Care Providers & Services – 8.9%
3,918	AmerisourceBergen Corp.	376,402
24,897	Anthem, Inc. (b)	6,791,902
7,600	Cardinal Health, Inc.	348,004
120,729	Centene Corp. (a) (b)	7,135,084
9,067	Chemed Corp.	4,336,927
3,747	Cigna Corp.	625,637
25,610	CVS Health Corp. (b)	1,436,465
3,866	DaVita, Inc. (a)	333,443
3,695	HCA Healthcare, Inc.	457,958
5,354	Henry Schein, Inc. (a)	340,407
2,208	Humana, Inc.	881,610
2,226	Laboratory Corp of America Holdings (a)	444,688
2,892	McKesson Corp.	426,541
3,261	Quest Diagnostics, Inc.	398,299
7,162	UnitedHealth Group, Inc.	2,185,413
3,177	Universal Health Services, Inc., Class B	348,040
		26,866,820
	Health Care Technology – 0.2%
16,307	Vocera Communications, Inc. (a)	534,543
	Household Durables – 1.2%
34,185	Century Communities, Inc. (a)	1,327,745
19,873	Lennar Corp., Class A (b)	1,395,681
18,930	PulteGroup, Inc.	771,587
		3,495,013
	Household Products – 1.5%
27,546	Church & Dwight Co., Inc. (b)	2,434,791
14,604	Procter & Gamble (The) Co.	2,002,208
		4,436,999
	Insurance – 0.1%
8,899	Athene Holding Ltd., Class A (a)	285,480
	Interactive Media & Services – 6.3%
5,688	Alphabet, Inc., Class A (a) (b)	9,192,434
2,676	Alphabet, Inc., Class C (a)	4,337,823
21,093	Facebook, Inc., Class A (a) (b)	5,549,779
		19,080,036
	Internet & Direct Marketing Retail – 6.4%
4,136	Amazon.com, Inc. (a) (b)	12,557,516
56,238	Etsy, Inc. (a) (b)	6,837,979
		19,395,495
	IT Services – 4.4%
31,042	Broadridge Financial Solutions, Inc. (b)	4,271,379
51,480	GoDaddy, Inc., Class A (a) (b)	3,641,695

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2020
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	IT Services (Continued)
9,753	Visa, Inc., Class A	$1,772,218
15,087	Wix.com Ltd. (a) (b)	3,731,317
		13,416,609
	Life Sciences Tools & Services – 1.7%
4,700	Agilent Technologies, Inc.	479,823
698	Bio-Rad Laboratories, Inc., Class A (a)	409,321
1,643	Illumina, Inc. (a)	480,906
2,884	IQVIA Holdings, Inc. (a)	444,107
440	Mettler-Toledo International, Inc. (a)	439,081
3,178	PerkinElmer, Inc.	411,710
5,135	Thermo Fisher Scientific, Inc.	2,429,471
		5,094,419
	Machinery – 0.8%
9,992	AGCO Corp.	769,684
16,005	Allison Transmission Holdings, Inc.	578,581
3,933	Snap-on, Inc.	619,565
4,726	Watts Water Technologies, Inc., Class A	523,499
		2,491,329
	Metals & Mining – 5.1%
19,049	Agnico Eagle Mines Ltd.	1,510,395
54,245	AngloGold Ashanti Ltd., ADR	1,255,229
53,034	Barrick Gold Corp.	1,417,599
10,408	Franco-Nevada Corp.	1,421,212
175,179	Kinross Gold Corp.	1,396,177
29,436	Kirkland Lake Gold Ltd.	1,342,870
23,413	Newmont Corp.	1,471,273
85,887	Osisko Gold Royalties Ltd.	960,217
4,300	Reliance Steel & Aluminum Co. (b)	468,657
11,154	Royal Gold, Inc.	1,325,207
177,034	Sandstorm Gold Ltd. (a)	1,310,052
29,820	Wheaton Precious Metals Corp.	1,375,000
		15,253,888
	Multi-Utilities – 1.3%
5,645	Ameren Corp.	457,922
7,482	CMS Energy Corp.	473,835
6,163	Consolidated Edison, Inc.	483,734
5,756	Dominion Energy, Inc.	462,437
3,862	DTE Energy Co.	476,648
8,486	Public Service Enterprise Group, Inc.	493,461
3,582	Sempra Energy	449,040
4,897	WEC Energy Group, Inc.	492,393
		3,789,470
	Oil, Gas & Consumable Fuels – 1.8%
326,045	DHT Holdings, Inc.	1,568,277
17,479	HollyFrontier Corp.	323,536
33,204	International Seaways, Inc.	449,582
249,661	Kinder Morgan, Inc.	2,970,966
		5,312,361
	Personal Products – 1.0%
22,484	Medifast, Inc.	3,158,777
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2020
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Pharmaceuticals – 2.9%
17,052	Bristol-Myers Squibb Co.	$996,689
6,567	Eli Lilly & Co.	856,731
22,058	Johnson & Johnson	3,024,372
16,849	Merck & Co, Inc. (b)	1,267,213
21,075	Mylan N.V. (a)	306,431
6,508	Perrigo Co. PLC	285,506
37,671	Pfizer, Inc.	1,336,567
4,452	Zoetis, Inc.	705,865
		8,779,374
	Real Estate Management & Development – 0.4%
29,080	eXp World Holdings, Inc. (a)	1,232,701
	Semiconductors & Semiconductor Equipment – 1.0%
6,104	NVIDIA Corp.	3,060,301
	Software – 8.7%
64,024	Dropbox, Inc., Class A (a)	1,169,078
4,688	Intuit, Inc.	1,475,220
63,931	Microsoft Corp. (b)	12,944,110
17,512	SS&C Technologies Holdings, Inc.	1,037,061
14,503	Workday, Inc., Class A (a)	3,047,370
13,996	Zoom Video Communications, Inc., Class A (a) (b)	6,450,896
		26,123,735
	Specialty Retail – 0.9%
6,928	Home Depot (The), Inc.	1,847,767
29,184	MarineMax, Inc. (a)	874,936
		2,722,703
	Technology Hardware, Storage & Peripherals – 5.7%
156,525	Apple, Inc. (b)	17,039,312
	Thrifts & Mortgage Finance – 0.4%
43,917	Flagstar Bancorp, Inc.	1,288,964
	Tobacco – 1.0%
51,209	Altria Group, Inc.	1,847,621
113,920	Vector Group Ltd.	1,046,925
		2,894,546
	Trading Companies & Distributors – 2.0%
44,189	Beacon Roofing Supply, Inc. (a)	1,356,602
17,749	GMS, Inc. (a)	401,127
6,995	SiteOne Landscape Supply, Inc. (a)	835,833
15,734	Watsco, Inc.	3,526,619
		6,120,181
	Water Utilities – 0.2%
3,153	American Water Works Co., Inc.	474,558
	Total Common Stocks	278,542,694
	(Cost $264,930,788)
EXCHANGE-TRADED FUNDS – 3.5%
	Capital Markets – 3.5%
48,064	iShares S&P Small-Cap 600 Value ETF	3,049,661
14,641	Schwab US Small-Cap ETF	1,022,234

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2020
Shares/ Units	Description	Value
EXCHANGE-TRADED FUNDS (Continued)
	Capital Markets (Continued)
58,747	SPDR S&P 600 Small CapValue ETF	$3,051,907
2,800	Vanguard Small-Cap ETF	439,908
26,801	Vanguard Small-Cap Value ETF	3,057,994
	Total Exchange-Traded Funds	10,621,704
	(Cost $10,927,371)
MASTER LIMITED PARTNERSHIPS – 0.3%
	Oil, Gas & Consumable Fuels – 0.3%
11,625	Magellan Midstream Partners, L.P.	413,152
15,465	TC PipeLines, L.P.	435,340
	Total Master Limited Partnerships	848,492
	(Cost $930,437)

Total Investments – 96.2%	290,012,890
(Cost $276,788,596) (c)

Shares	Description	Value
COMMON STOCKS SOLD SHORT – (27.8)%
	Aerospace & Defense – (0.9)%
(6,170)	AeroVironment, Inc. (a)	(471,141)
(5,669)	Axon Enterprise, Inc. (a)	(560,664)
(11,732)	Cubic Corp.	(693,479)
(3,277)	Huntington Ingalls Industries, Inc.	(483,292)
(27,856)	Kratos Defense & Security Solutions, Inc. (a)	(526,200)
		(2,734,776)
	Automobiles – (0.3)%
(5,664)	Ferrari NV	(1,010,571)
	Banks – (0.5)%
(1,590)	First Citizens BancShares, Inc., Class A	(735,693)
(6,776)	First Financial Bankshares, Inc.	(201,993)
(4,524)	First Republic Bank	(570,657)
		(1,508,343)
	Beverages – (1.3)%
(44,995)	Coca-Cola (The) Co.	(2,162,460)
(46,613)	Coca-Cola European Partners PLC	(1,664,550)
		(3,827,010)
	Chemicals – (1.6)%
(7,439)	Air Products & Chemicals, Inc.	(2,054,949)
(15,572)	Albemarle Corp.	(1,451,466)
(12,505)	Ashland Global Holdings, Inc.	(872,474)
(1,365)	NewMarket Corp.	(488,247)
		(4,867,136)
	Commercial Services & Supplies – (1.1)%
(7,557)	MSA Safety, Inc.	(996,919)
(6,692)	U.S. Ecology, Inc.	(204,240)
(19,002)	Waste Management, Inc.	(2,050,506)
		(3,251,665)
	Construction & Engineering – (0.2)%
(4,228)	Valmont Industries, Inc.	(600,165)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2020
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Consumer Finance – (0.5)%
(17,623)	American Express Co.	$(1,607,923)
	Containers & Packaging – (0.8)%
(27,804)	Ball Corp.	(2,474,556)
	Diversified Financial Services – (0.1)%
(4,121)	Voya Financial, Inc.	(197,520)
	Electric Utilities – (0.1)%
(3,964)	ALLETE, Inc.	(204,463)
(2,890)	Pinnacle West Capital Corp.	(235,737)
		(440,200)
	Electrical Equipment – (0.2)%
(42,186)	Vertiv Holdings Co.	(744,583)
	Electronic Equipment, Instruments & Components – (1.1)%
(10,812)	Belden, Inc.	(333,875)
(23,963)	Flex Ltd. (a)	(339,076)
(11,092)	IPG Photonics Corp. (a)	(2,062,668)
(8,146)	Itron, Inc. (a)	(553,521)
		(3,289,140)
	Entertainment – (0.7)%
(26,388)	Live Nation Entertainment, Inc. (a)	(1,287,735)
(5,241)	Madison Square Garden (The) Co., Class A (a)	(742,335)
		(2,030,070)
	Food Products – (1.0)%
(2,761)	J&J Snack Foods Corp.	(374,309)
(31,063)	Kellogg Co.	(1,953,552)
(3,576)	Lancaster Colony Corp.	(594,117)
		(2,921,978)
	Health Care Equipment & Supplies – (2.2)%
(8,756)	CONMED Corp.	(682,705)
(16,623)	Globus Medical, Inc., Class A (a)	(866,391)
(15,354)	LivaNova PLC (a)	(772,921)
(5,657)	Neogen Corp (a)	(394,519)
(30,861)	NuVasive, Inc. (a)	(1,371,154)
(5,687)	Penumbra, Inc. (a)	(1,484,478)
(9,329)	Shockwave Medical, Inc. (a)	(637,357)
(9,021)	Tactile Systems Technology, Inc. (a)	(329,988)
		(6,539,513)
	Health Care Providers & Services – (0.5)%
(9,721)	Guardant Health, Inc. (a)	(1,036,842)
(14,246)	Premier, Inc., Class A	(466,271)
		(1,503,113)
	Hotels, Restaurants & Leisure – (1.3)%
(36,905)	Las Vegas Sands Corp.	(1,773,654)
(10,038)	McDonald’s Corp.	(2,138,094)
		(3,911,748)
	Household Products-(0.2)%
(3,259)	WD-40 Co.	(793,175)

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2020
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Industrial Conglomerates – (0.8)%
(329,564)	General Electric Co.	$(2,445,365)
	Internet & Direct Marketing Retail – (0.6)%
(865)	Booking Holdings, Inc. (a)	(1,403,462)
(37,226)	Magnite, Inc. (a)	(336,151)
		(1,739,613)
	IT Services – (1.0)%
(8,686)	Akamai Technologies, Inc. (a)	(826,212)
(15,004)	Fidelity National Information Services, Inc.	(1,869,348)
(35,778)	Verra Mobility Corp. (a)	(343,827)
		(3,039,387)
	Life Sciences Tools & Services – (0.8)%
(3,862)	10X Genomics, Inc., Class A (a)	(528,708)
(13,922)	Adaptive Biotechnologies Corp. (a)	(641,526)
(11,369)	NanoString Technologies, Inc. (a)	(416,674)
(22,266)	NeoGenomics, Inc. (a)	(873,495)
		(2,460,403)
	Machinery – (0.1)%
(2,482)	ESCO Technologies, Inc.	(207,719)
	Media – (0.8)%
(8,138)	Altice USA, Inc., Class A (a)	(219,319)
(15,161)	Liberty Broadband Corp., Class C (a)	(2,148,465)
		(2,367,784)
	Metals & Mining – (0.6)%
(72,510)	Freeport-McMoRan, Inc.	(1,257,323)
(8,541)	Southern Copper Corp.	(447,036)
		(1,704,359)
	Oil, Gas & Consumable Fuels – (0.8)%
(53,856)	Cabot Oil & Gas Corp.	(958,098)
(5,187)	Chevron Corp.	(360,497)
(15,077)	Concho Resources, Inc.	(625,846)
(43,289)	Marathon Oil Corp.	(171,425)
(7,987)	ONEOK, Inc.	(231,623)
(36,176)	WPX Energy, Inc. (a)	(166,771)
		(2,514,260)
	Professional Services – (0.7)%
(11,619)	Verisk Analytics, Inc.	(2,067,833)
	Road & Rail – (0.8)%
(12,501)	Heartland Express, Inc.	(228,893)
(10,074)	Norfolk Southern Corp.	(2,106,675)
(8,196)	Schneider National, Inc., Class B	(180,804)
		(2,516,372)
	Semiconductors & Semiconductor Equipment – (0.6)%
(19,564)	Cree, Inc. (a)	(1,244,271)
(13,856)	Micron Technology, Inc. (a)	(697,511)
		(1,941,782)
	Software – (2.8)%
(45,766)	Avaya Holdings Corp. (a)	(787,175)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2020
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Software (Continued)
(7,670)	Ceridian HCM Holding, Inc. (a)	$(661,307)
(11,765)	Guidewire Software, Inc. (a)	(1,130,734)
(7,733)	Medallia, Inc. (a)	(220,004)
(38,081)	Oracle Corp.	(2,136,725)
(3,029)	Palo Alto Networks, Inc. (a)	(669,985)
(8,442)	Pegasystems, Inc.	(978,259)
(5,785)	Q2 Holdings, Inc. (a)	(527,823)
(20,586)	Tenable Holdings, Inc. (a)	(702,189)
(30,837)	Yext, Inc. (a)	(511,277)
		(8,325,478)
	Specialty Retail – (2.4)%
(11,089)	Burlington Stores, Inc. (a)	(2,146,609)
(8,485)	Five Below, Inc. (a)	(1,131,390)
(23,409)	Ross Stores, Inc.	(1,993,744)
(39,789)	TJX (The) Cos., Inc.	(2,021,281)
		(7,293,024)
	Textiles, Apparel & Luxury Goods – (0.1)%
(5,166)	Oxford Industries, Inc.	(212,684)
	Trading Companies & Distributors – (0.1)%
(4,506)	Fastenal Co.	(194,794)
	Water Utilities – (0.1)%
(4,549)	California Water Service Group	(202,749)
	Wireless Telecommunication Services – (0.1)%
(4,552)	Shenandoah Telecommunications Co.	(198,558)
(3,434)	United States Cellular Corp. (a)	(99,998)
		(298,556)
	Total Common Stocks Sold Short	(83,785,347)
	(Proceeds $83,887,119)
EXCHANGE-TRADED FUNDS SOLD SHORT – (1.0)%
	Capital Markets – (1.0)%
(9,091)	SPDR S&P 500 ETF Trust	(2,968,575)
	(Proceeds $3,130,344)
REAL ESTATE INVESTMENT TRUSTS SOLD SHORT – (0.4)%
	Equity Real Estate Investment Trusts – (0.4)%
(10,953)	Equity Commonwealth	(289,378)
(113,354)	Sunstone Hotel Investors, Inc.	(841,087)
	Total Real Estate Investment Trusts Sold Short	(1,130,465)
	(Proceeds $1,282,167)
	Total Investments Sold Short – (29.2)%	(87,884,387)
	(Proceeds $88,299,630)
	Net Other Assets and Liabilities – 33.0%	99,246,596
	Net Assets – 100.0%	$301,375,099

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2020
Futures Contracts (See Note 2C - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
NASDAQ 100 E-mini Futures	Short	74	Dec 2020	$ (16,348,450)	$401,067
Russell 2000 E-mini Futures	Long	19	Dec 2020	1,459,960	(83,880)
S&P 500 E-mini Futures	Short	2	Dec 2020	(326,475)	6,545
Total Futures Contracts				$(15,214,965)	$323,732

(a)	Non-income producing security.
(b)	This security or a portion of this security is segregated as collateral for investments sold short.
(c)	Aggregate cost for federal income tax purposes was $278,662,320. As of October 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $28,771,805 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $17,421,235. The net unrealized appreciation was $11,350,570. The amounts presented are inclusive of investments sold short and derivative contracts.

ADR	American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 278,542,694	$ 278,542,694	$ —	$ —
Exchange-Traded Funds*	10,621,704	10,621,704	—	—
Master Limited Partnerships*	848,492	848,492	—	—
Total Investments	290,012,890	290,012,890	—	—
Futures Contracts	407,612	407,612	—	—
Total	$ 290,420,502	$ 290,420,502	$—	$—
LIABILITIES TABLE
	Total Value at 10/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks Sold Short*	$ (83,785,347)	$ (83,785,347)	$ —	$ —
Exchange-Traded Funds Sold Short*	(2,968,575)	(2,968,575)	—	—
Real Estate Investment Trusts Sold Short*	(1,130,465)	(1,130,465)	—	—
Total Investments	(87,884,387)	(87,884,387)	—	—
Futures Contract	(83,880)	(83,880)	—	—
Total	$ (87,968,267)	$ (87,968,267)	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statement of Assets and Liabilities
October 31, 2020
ASSETS:
Investments, at value (Cost $276,788,596)	$ 290,012,890
Cash	10,542,113
Cash held at broker as collateral for open futures contracts	1,351,498
Restricted Cash	87,083,844
Receivables:
Investment securities sold	2,014,507
Variation margin	407,612
Dividends	283,412
Dividend reclaims	6,949
Total Assets	391,702,825
LIABILITIES:
Investments sold short, at value (proceeds $88,299,630)	87,884,387
Payables:
Fund shares redeemed	2,092,891
Investment advisory fees	250,036
Variation margin	83,880
Dividends on investments sold short	9,867
Margin interest expense	6,665
Total Liabilities	90,327,726
NET ASSETS	$301,375,099
NET ASSETS consist of:
Paid-in capital	$ 330,961,276
Par value	72,000
Accumulated distributable earnings (loss)	(29,658,177)
NET ASSETS	$301,375,099
NET ASSET VALUE, per share	$41.86
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	7,200,002

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statement of Operations
For the Year Ended October 31, 2020
INVESTMENT INCOME:
Dividends	$ 4,098,931
Margin interest rebate	367,522
Interest	17,786
Foreign withholding tax	(32,224)
Total investment income	4,452,015
EXPENSES:
Investment advisory fees	2,579,257
Dividend expense on investments sold short	1,433,357
Margin interest expense	189,556
Excise tax expense	2,771
Total expenses	4,204,941
NET INVESTMENT INCOME (LOSS)	247,074
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(13,470,976)
In-kind redemptions	20,925,526
Futures contracts	74,325
Investments sold short	(6,177,571)
Net realized gain (loss)	1,351,304
Net change in unrealized appreciation (depreciation) on:
Investments	(6,831,493)
Futures contracts	323,732
Investments sold short	2,794,235
Net change in unrealized appreciation (depreciation)	(3,713,526)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,362,222)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,115,148)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statements of Changes in Net Assets
	Year Ended 10/31/2020	Year Ended 10/31/2019
OPERATIONS:
Net investment income (loss)	$ 247,074	$ 2,002,699
Net realized gain (loss)	1,351,304	500,185
Net change in unrealized appreciation (depreciation)	(3,713,526)	17,508,556
Net increase (decrease) in net assets resulting from operations	(2,115,148)	20,011,440
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(722,995)	(2,024,101)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	270,053,673	186,912,930
Cost of shares redeemed	(211,707,816)	(114,835,735)
Net increase (decrease) in net assets resulting from shareholder transactions	58,345,857	72,077,195
Total increase (decrease) in net assets	55,507,714	90,064,534
NET ASSETS:
Beginning of period	245,867,385	155,802,851
End of period	$301,375,099	$245,867,385
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	5,900,002	4,050,002
Shares sold	6,450,000	4,800,000
Shares redeemed	(5,150,000)	(2,950,000)
Shares outstanding, end of period	7,200,002	5,900,002

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 41.67	$ 38.47	$ 37.78	$ 32.49	$ 32.61
Income from investment operations:
Net investment income (loss)	0.05	0.39	0.26	0.24	0.32
Net realized and unrealized gain (loss)	0.25	3.23	0.67	5.34	(0.17)
Total from investment operations	0.30	3.62	0.93	5.58	0.15
Distributions paid to shareholders from:
Net investment income	(0.11)	(0.42)	(0.24)	(0.29)	(0.27)
Net asset value, end of period	$41.86	$41.67	$38.47	$37.78	$32.49
Total return (a)	0.74%	9.49%	2.45%	17.23%	0.45%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 301,375	$ 245,867	$ 155,803	$ 120,892	$ 120,231
Ratio of total expenses to average net assets (b)	1.55%	1.60%	1.59%	1.47%	1.40%
Ratio of total expenses to average net assets excluding dividend expense and margin interest expense (b)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	0.09%	1.03%	0.71%	0.67%	1.00%
Portfolio turnover rate (c)	250%	210%	249%	176%	201%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Notes to Financial Statements
First Trust Long/Short Equity ETF (FTLS)
October 31, 2020
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Long/Short Equity ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FTLS” on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed in-kind for securities in which the Fund invests or for cash or, in certain circumstances, a combination of both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The investment objective of the Fund is to seek to provide investors with long-term total return. Under normal conditions, the Fund will expose at least 80% of its net assets (including investment borrowings) to U.S. exchange-listed equity securities and/or U.S. exchange-traded funds (“ETFs”) that provide exposure to U.S. exchange-traded equity securities. The Fund pursues its investment objective by establishing long and short positions in a portfolio of U.S. exchange-listed equity securities and ETFs. The Fund’s portfolio may include U.S. exchange-listed equity securities of non-U.S. issuers, including the securities of non-U.S. issuers traded on U.S. exchanges in the form of depositary receipts. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, master limited partnerships (“MLPs”), real estate investment trusts (“REITs”) and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2020
event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2020, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
Distributions received from the Fund’s investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2020
C. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to gain long or short exposure to broad based equity indexes. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. This daily fluctuation in the value of the contracts is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments. Restricted cash held by the clearing broker as collateral for futures contracts in the amount of $1,351,498 is shown as “Cash held at broker as collateral for open futures contracts” on the Statement of Assets and Liabilities.
D. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund has established an account with Pershing, LLC for the purpose of borrowing securities that the Fund intends to sell short. The Fund is charged interest on debit margin balances at a rate equal to the Overnight Bank Funding Rate plus 40 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the Overnight Bank Funding Rate less 25 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. For the fiscal year ended October 31, 2020, the Fund had margin interest rebate of $367,522 and margin interest expense of $189,556, as shown on the Statement of Operations. Restricted cash in the amount of $87,083,844, as shown on the Statement of Assets and Liabilities, is associated with collateral at the broker as of October 31, 2020.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2020
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2020 and 2019, was as follows:
Distributions paid from:	2020	2019
Ordinary income	$722,995	$2,024,101
Capital gains	—	—
Return of capital	—	—
As of October 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$614,766
Accumulated capital and other gain (loss)	(42,038,756)
Net unrealized appreciation (depreciation)	11,765,813
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019, and 2020 remain open to federal and state audit. As of October 31, 2020, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2020, for federal income tax purposes, the Fund had $42,038,756 of capital loss carryforward available to the extent provided by regulations, to offset future capital gains.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2020, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$1,021,603	$(19,623,486)	$18,601,883
G. Expenses
Expenses, other than the investment advisory fee, dividend and interest expenses on investments sold short and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2020
payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, dividend expenses on investments sold short, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. In addition, the Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund’s total annual operating expenses. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2020, the cost of purchases and proceeds from sales of investments, excluding short term investments, investments sold short and in-kind transactions, were $458,878,587 and $472,699,708, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $402,675,493 and $398,313,306, respectively.
For the fiscal year ended October 31, 2020, the cost of in-kind purchases and proceeds from in-kind sales were $261,859,913 and $202,547,710, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at October 31, 2020, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures	Equity Risk	Variation Margin Receivable	$ 407,612	Variation Margin Payable	$ 83,880
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2020, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) on futures contracts	$74,325
Net change in unrealized appreciation (depreciation) on futures contracts	323,732
During the fiscal year ended October 31, 2020, the notional value of futures contracts opened and closed were $24,624,576 and $5,998,199, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2020
6. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease with changes in the Fund’s portfolio. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease with changes in the Fund’s portfolio. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2022.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Long/Short Equity ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 23, 2020
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Long/Short Equity ETF (FTLS)
October 31, 2020 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2020, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
100.00%	100.00%
A portion of the ordinary dividends (including short-term capital gains) that the Fund paid to shareholders during the taxable year ended October 31, 2020, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2020 (Unaudited)
by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. In 2017, the United Kingdom’s Financial Conduct Authority announced that LIBOR will cease to be available for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2020 (Unaudited)
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Advisory Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Long/Short Equity ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2020 (Unaudited)
at the meeting held that day. The Board considered supplemental information provided by the Advisor on the operations of the Advisor and the performance of the Fund since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Alternatives Investment Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Alternatives Investment Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Alternatives Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was below the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2019 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median for the one-, three and five-year periods ended December 31, 2019 but underperformed the benchmark index for the one-, three- and five-year periods ended December 31, 2019.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2020 (Unaudited)
Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2019 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the May 11, 2020 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from June 1, 2019 (the initial compliance date for certain requirements of Rule 22e-4) through the Liquidity Committee’s annual meeting held on March 20, 2020 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted a highly liquid investment minimum.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust Long/Short Equity ETF (FTLS)
October 31, 2020 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	189	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	189	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	189	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	189	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	189	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2020 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Long/Short Equity ETF (FTLS)
October 31, 2020 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
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With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
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As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Emerging Markets Local Currency Bond ETF (FEMB)

Annual Report
For the Year Ended
October 31, 2020

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Report
October 31, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or First Trust Global Portfolios Limited (“FTGP” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Emerging Markets Local Currency Bond ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Letter from the Chairman and CEO
October 31, 2020
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2020.
As I was collecting my thoughts for this annual roundup it occurred to me that my message this year should touch on the tone of the markets and the investing climate rather than belabor all the news and events that brought us to this juncture. We all know how tumultuous our lives have become over the past eight or so months. The phrase “shelter-at-home” says it all. I would rather talk about why I believe investors should be optimistic about where we could be headed.
Having said that, allow me to at least acknowledge the two elephants in the room: the coronavirus (“COVID-19”) and the election. In the first 12 days of November, we learned the following: that we likely have a new president-elect (Joe Biden), though it may not be official for some time because it is being contested by President Donald Trump and some of his loyal backers in the Republican Party citing voter fraud in certain states; that we still do not know which political party will have control of the Senate due to a couple of run-offs in Georgia to be held on January 5, 2021; and, that it looks as though we may be fortunate enough to have an FDA-approved COVID-19 vaccine by either the end of 2020 or the start of 2021, though that too is not yet official. It could be a game-changer in the COVID-19 battle. And, we may gain access to additional vaccines as well. The key to getting the economy back to running on all cylinders is to fully reopen, and a vaccine is “what the doctor ordered.”
With respect to the tone of the markets and investment climate, to say that I am encouraged about what has transpired in 2020 would be an understatement. Despite the extraordinary challenges so far this year, the S&P 500® Index posted a total return of 2.77% over the first 10 months of 2020, this despite plunging 33.8% into bear market territory from February 19, 2020 through March 23, 2020, according to Bloomberg. As impressive as that feat is, the future looks even brighter. While Bloomberg’s consensus earnings growth rate estimate for the S&P 500® Index for 2020 was -16.51%, as of November 13, 2020, its 2021 and 2022 estimates were 21.74% and 16.95%, respectively. That is a strong take on the prospects for a rebound in Corporate America over the next 24 months. One of the tailwinds that is providing a good deal of support to the economy and markets is the decision by the Federal Reserve (the “Fed”) to keep interest rates artificially low for as long as need be to meet both its employment and inflation targets. By keeping rates lower for longer, the Fed is essentially inviting investors to assume more risk to generate higher returns. Brian Wesbury, Chief Economist at First Trust, believes that the Fed could need until 2024 to accomplish its goals. That is a lot of runway for investors to reposition their portfolios, if needed, and a very generous, and perhaps unprecedented, amount of guidance from the Fed, in our opinion. Those investors with cash on the sidelines earning next to nothing have options if they choose to act.
We are encouraged about the prospects for the economy and the markets, but investors should be prepared to weather some volatility until the COVID-19 pandemic is better contained. As always, we encourage investors to stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
First Trust Emerging Markets Local Currency Bond ETF (the “Fund”) seeks maximum total return and current income. The Fund lists and principally trades its shares on The Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbol “FEMB.” Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in bonds, notes and bills issued or guaranteed by entities incorporated or domiciled in emerging market countries that are denominated in the local currency of the issuer. In implementing the Fund’s investment strategy, First Trust Global Portfolios Ltd. (the “Sub-Advisor”) seeks to provide current income and enhance capital, while minimizing volatility.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/20	5 Years Ended 10/31/20	Inception (11/4/14) to 10/31/20	5 Years Ended 10/31/20	Inception (11/4/14) to 10/31/20
Fund Performance
NAV	-5.37%	2.33%	-0.75%	12.21%	-4.43%
Market Price	-5.54%	2.22%	-0.77%	11.59%	-4.52%
Index Performance
Bloomberg Barclays Emerging Markets Local Currency Government - 10% Country Capped Index	-0.77%	4.39%	1.14%	23.94%	7.01%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Industry Classification	% of Long-Term Investments
Sovereigns	93.1%
Supranationals	6.8
Central Bank	0.1
Total	100.0%

Fund Allocation	% of Net Assets
Foreign Sovereign Bonds and Notes	87.6%
Foreign Corporate Bonds and Notes	6.4
Net Other Assets and Liabilities(1)	6.0
Total	100.0%
Credit Quality(2)	% of Total Investments (including cash)
AAA	6.8%
AA	1.9
AA-	9.4
A	8.7
A-	11.7
BBB+	8.5
BBB	18.0
BBB-	3.9
BB+	16.0
BB	12.0
BB-	2.4
Cash	0.7
Total	100.0%

Top Ten Holdings	% of Total Investments
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/25	5.9%
Republic of South Africa Government Bond, 8.88%, 2/28/35	5.8
Peru Government Bond, 6.95%, 8/12/31	5.7
Indonesia Treasury Bond, 8.38%, 3/15/34	3.6
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/27	3.5
Bonos de la Tesoreria de la Republica en Pesos, 4.50%, 3/01/26	3.5
Republic of South Africa Government Bond, 10.50%, 12/21/26	3.4
Hungary Government Bond, 6.75%, 10/22/28	3.4
Republic of Poland Government Bond, 2.75%, 4/25/28	3.1
Colombian TES, 7.50%, 8/26/26	2.9
Total	40.8%

(1)	Includes forward foreign currency contracts.
(2)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of a Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Report
October 31, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Investment Sub-Advisor
First Trust Global Portfolios Ltd. (“FTGP”), an affiliate of First Trust, serves as investment sub-advisor to the Fund and is headed by Derek Fulton, Director, Chief Executive Officer and Chief Investment Officer of FTGP. Established in December 2011, FTGP is an SEC-registered investment advisor based in London. FTGP was established as a United Kingdom-based distributor, advisor and affiliate of First Trust and First Trust Portfolios L.P. and advises on global fixed income and currency portfolios. The global fixed income team at FTGP has experience in managing developing and emerging market fixed income portfolios for high profile European institutions.
Portfolio Management Team
The following portfolio managers are primarily responsible for the day-to-day management of the Fund. Each portfolio manager has managed the Fund since 2014, except for Anthony Beevers, who has served as a member of the portfolio management team since 2019.
Derek Fulton, Director, Chief Executive Officer, FTGP
Leonardo Da Costa, Portfolio Manager, FTGP
Anthony Beevers, Portfolio Manager, FTGP
Commentary
Market Recap
The latter part of 2019 and early 2020 saw rebounding optimism towards emerging market assets with the outlook for global growth on a sound footing. This outlook was justified by supportive monetary policies, particularly from the U.S. Federal Reserve (the “Fed”), policy rate cuts and reviving global trade following the Phase One trade agreement between the U.S. and China, halting the escalating tensions and trade tariffs. By March 2020, this dynamic was thrown into turmoil with the ensuing global spread of the coronavirus (“COVID-19”) pandemic and government enforced lockdowns. Emerging market local currency bonds weren’t spared from the COVID-19 induced volatility beginning in March 2020 and adjusted violently to the government lockdown measures and the subsequent monetary and fiscal policy actions of authorities. Many of these emerging markets suffered severe outbreaks which stretched already sparse healthcare resources. One consolation appears to be the lower death rates seen across a number of these countries which is likely the result of younger demographics resulting in fewer hospitalizations. Although measures are ongoing, the aggressive policy actions have seen markets recover somewhat into the Fund’s year-end.
The Bloomberg Barclays Emerging Market Local Currency Government-10% Country Capped Index (the “Index”) returned -0.77% over the 12-month period ended October 31, 2020 while the yield of the Index fell -68 basis points (“bps”) to 3.73%. As a guide to how aggressively global interest rates fell, the 5-Year maturity U.S. Treasury bonds fell -114 bps over the same period to 0.38%. Over the same period, the USD-hedged Bloomberg Barclays Index, which excludes the impact of emerging market currencies, returned 4.30% as emerging market currencies weakened on an aggregate basis versus the U.S. Dollar over the period.
Domestic Treasury bond yields recovered quickly after the March volatility as emerging market central banks followed the aggressive monetary policy actions of the major central banks, however emerging market currencies have lagged the global economic recovery. Several factors continue to weigh on these currencies including uncertainty about the extent of the impact of COVID-19, uncertainty around the implementation of quantitative easing policies, some for the first time, by emerging market central banks and also regarding the anticipated effect of certain geopolitical events, namely the upcoming U.S. election. Towards the end of the period, we started to see signs of a recovery in these currencies, particularly in Asia.
The economic recovery in the Asian region, led by China, has seen commodity prices recover and economic growth indicators improve across other emerging market regions. The waning strength of the U.S. Dollar has also helped support emerging market currencies. The U.S. Dollar is being weighed down by the lower carry or yield it offers as short-term U.S. rates have converged on zero as well as the continued and enlarging fiscal and current account deficits. Over the period, the U.S. Dollar Index was -3.4% lower, primarily versus developed market currencies which make up the U.S. Dollar Index.

Portfolio Commentary (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Report
October 31, 2020 (Unaudited)
Performance Analysis
The Fund returned -5.37% on a net asset value (“NAV”) basis for the 12-month period ended October 31, 2020, the market price return was -5.54% over the same period, and the Index returned -0.77%. The Fund’s relative underperformance over the period can largely be explained by the significant weight the Bloomberg Barclays Index has in the Asian region and subsequently the Fund’s underweight allocation. Asian countries are typically less volatile than those from other regions, whilst also yielding significantly less.
The Fund’s most recent distribution was $0.1633 per share, and the 12-month distribution rate was 5.91% as of October 31, 2020. The distributions fell over the period as the yields earned on emerging market bonds dropped over the year.
The countries which detracted the most from the Fund’s performance were the exposures to Brazil, Russia and Turkey. Weaker currencies in these countries drove the negative returns. The Brazilian Real weakened -30.0% versus the U.S. Dollar, while the Russian Ruble and Turkish Lira weakened -19.4% and -31.5% respectively. These negative returns were offset by some countries which fared better through the crisis and recovered earlier. Romania and the Philippines added positively to the Fund’s return over the year as the sharply lower bond yields in these markets drove returns positive. Also, Mexico added positively to performance as Mexican treasury bonds performed well enough to offset the weakness of the Mexican Peso.
On a relative basis, as mentioned above, the Fund’s underweight in Asian countries weighed on relative performance versus the Index. These Asian markets not only exhibit lower volatility, outperforming in down markets, but also, in our opinion, are likely to exit the COVID-19 pandemic earlier than economies elsewhere. These relative underweight exposures were in Indonesia, China, Malaysia and South Korea. Overweight positions in South Africa, Russia and Turkey, which are typically higher yielding and more volatile components of the universe, also impacted the Fund’s relative returns negatively.
The active management of the Fund’s currency exposures added value during the period. Foreign exchange forwards were employed to dynamically hedge or add currency exposure. It was primarily hedge positions in the Brazilian Real, Hungarian Forint and Chilean Peso which added to returns as well as the long exposures to the Romanian Leu and Korean Won. The currency forward positions in the Russian Ruble, Mexican Peso and Turkish Lira detracted from returns during the same period.
Fund flows were positive over the period as the Fund assets increased from circa $148.0 million to circa $180.4 million.
Market and Fund Outlook
The substantial fall in bond yields across the EM local currency universe helped cushion some of the unfavourable currency moves of the past year. However, these yields remain relatively attractive versus their developed market counterparts. We find ourselves yet again in a zero or close to zero policy rate world, potentially for an extended period. This means that finding attractive income opportunities has become all the more difficult. While yields are now lower across many emerging markets, particularly in Asia and Eastern Europe, we believe there are opportunities in the broader universe of which we can take advantage.
We are beginning to see improving economic fundamentals in many emerging markets after most economies endured sharp contractions in the first and second quarter of 2020. Survey data from Purchasing Managers Index (“PMI”) has improved, with the Markit Emerging Markets Manufacturing PMI rising to 53.4, and with most of the more significant BRIC countries (Brazil, Russia, India and China) having PMIs above 50.0, indicating expansion, with the exception of Russia. (PMI values below 50 indicate contraction and values above 50 indicate expansion). We expect this trend to continue as expansionary fiscal and monetary policies put into place by many countries should continue to aid the economic recovery. The momentum we saw in emerging market growth rates coming into the year, seems to have been reignited by the early exit of China from some of the most damaging lockdown measures as well as the improving outlook for growth in the broader South-East Asian region, in our opinion. We may see this spill over more broadly across emerging markets off the back of rising commodity prices and improving global trade.
Looking ahead, we are focused on the significant undervaluation of emerging market currencies which remains a compelling opportunity in our view. We have held this view over the last year; however, the pandemic induced volatility has paused any normalizing of this undervaluation. Active management of the Fund’s currency exposures is a key focus of the strategy. As of October 31, 2020, the Fund is positioned to benefit if EM currencies were to strengthen. The Fund had hedges on seven EM currencies and long positions on a further eight currencies. We continue to believe that the active management of the Fund’s currency exposures will lead to lower overall volatility and superior risk-adjusted returns over time.
Our positive long-term outlook for the asset class continues to be underpinned by the improving fundamentals across EM economies and the increasing inclusion of EMs in global financial markets. We maintain the view that the relatively attractive valuations in both EM interest rate and currency exposures allow ample opportunity for the asset class to continue to perform.

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Understanding Your Fund Expenses
October 31, 2020 (Unaudited)
As a shareholder of the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2020.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Actual	$1,000.00	$1,069.00	0.85%	$4.42
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	0.85%	$4.32

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2020 through October 31, 2020), multiplied by 184/366 (to reflect the six-month period).

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments
October 31, 2020
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES – 87.6%
	Brazil – 11.3%
2,600,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/21	$458,839
10,000,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/23	1,909,388
50,950,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/25	9,948,653
30,150,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/27	5,922,977
11,200,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/29	2,220,495
				20,460,352
	Chile – 4.7%
3,955,000,000	Bonos de la Tesoreria de la Republica en Pesos (CLP)	4.50%	03/01/26	5,902,052
1,595,000,000	Bonos de la Tesoreria de la Republica en Pesos (CLP) (a) (b)	4.70%	09/01/30	2,433,324
120,000,000	Bonos del Banco Central de Chile en Pesos (CLP)	6.00%	02/01/21	157,318
				8,492,694
	Colombia – 8.3%
4,201,000,000	Colombian TES (COP)	7.00%	05/04/22	1,155,973
16,420,000,000	Colombian TES (COP)	7.50%	08/26/26	4,856,373
17,600,000,000	Colombian TES (COP)	6.00%	04/28/28	4,752,290
14,080,000,000	Colombian TES (COP)	7.75%	09/18/30	4,166,744
				14,931,380
	Czech Republic – 1.8%
18,000,000	Czech Republic Government Bond (CZK)	0.75%	02/23/21	772,864
17,080,000	Czech Republic Government Bond (CZK) (b)	2.40%	09/17/25	795,660
36,270,000	Czech Republic Government Bond (CZK) (b)	2.50%	08/25/28	1,747,396
				3,315,920
	Hungary – 3.2%
1,343,000,000	Hungary Government Bond (HUF)	6.75%	10/22/28	5,806,841
	Indonesia – 5.6%
11,830,000,000	Indonesia Treasury Bond (IDR)	9.00%	03/15/29	924,601
82,503,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/34	6,141,890
40,076,000,000	Indonesia Treasury Bond (IDR)	8.25%	05/15/36	2,946,305
				10,012,796
	Israel – 4.2%
8,190,000	Israel Government Bond - Fixed (ILS)	6.25%	10/30/26	3,224,723
13,475,000	Israel Government Bond - Fixed (ILS)	2.25%	09/28/28	4,427,205
				7,651,928
	Malaysia – 4.1%
8,250,000	Malaysia Government Bond (MYR)	4.05%	09/30/21	2,030,561
13,360,000	Malaysia Government Bond (MYR)	4.18%	07/15/24	3,473,366
7,400,000	Malaysia Government Bond (MYR)	3.89%	08/15/29	1,953,731
				7,457,658
	Mexico – 4.7%
48,020,000	Mexican Bonos (MXN)	8.50%	05/31/29	2,643,290
42,970,000	Mexican Bonos (MXN)	7.75%	05/29/31	2,257,822
56,510,000	Mexican Bonos (MXN)	10.00%	11/20/36	3,487,441
				8,388,553
	Peru – 8.5%
6,670,000	Peru Government Bond (PEN)	8.20%	08/12/26	2,481,789
28,435,000	Peru Government Bond (PEN)	6.95%	08/12/31	9,711,508

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (Continued)
	Peru (Continued)
9,860,000	Peru Government Bond (PEN)	6.90%	08/12/37	$3,229,695
				15,422,992
	Philippines – 3.4%
150,000,000	Philippine Government International Bond (PHP)	4.95%	01/15/21	3,108,471
60,000,000	Philippine Government International Bond (PHP)	3.90%	11/26/22	1,269,096
64,000,000	Philippine Government International Bond (PHP)	6.25%	01/14/36	1,706,186
				6,083,753
	Poland – 4.1%
545,000	Republic of Poland Government Bond (PLN)	4.00%	10/25/23	153,921
18,455,000	Republic of Poland Government Bond (PLN)	2.75%	04/25/28	5,273,656
5,465,000	Republic of Poland Government Bond (PLN)	5.75%	04/25/29	1,927,784
				7,355,361
	Romania – 3.7%
8,400,000	Romania Government Bond (RON)	5.85%	04/26/23	2,157,321
12,475,000	Romania Government Bond (RON)	4.50%	06/17/24	3,151,205
4,690,000	Romania Government Bond (RON)	5.80%	07/26/27	1,298,558
				6,607,084
	South Africa – 15.2%
4,000,000	Republic of South Africa Government Bond (ZAR)	6.75%	03/31/21	249,138
81,435,000	Republic of South Africa Government Bond (ZAR)	10.50%	12/21/26	5,822,737
30,000,000	Republic of South Africa Government Bond (ZAR)	8.25%	03/31/32	1,585,300
192,270,000	Republic of South Africa Government Bond (ZAR)	8.88%	02/28/35	9,883,894
80,105,000	Republic of South Africa Government Bond (ZAR)	6.25%	03/31/36	3,233,609
37,640,000	Republic of South Africa Government Bond (ZAR)	8.50%	01/31/37	1,814,956
97,000,000	Republic of South Africa Government Bond (ZAR)	9.00%	01/31/40	4,768,505
				27,358,139
	Thailand – 2.5%
48,470,000	Thailand Government Bond (THB)	3.63%	06/16/23	1,677,545
73,300,000	Thailand Government Bond (THB)	3.65%	06/20/31	2,864,966
				4,542,511
	Turkey – 2.3%
39,580,000	Turkey Government Bond (TRY)	10.60%	02/11/26	4,166,067
	Total Foreign Sovereign Bonds and Notes			158,054,029
	(Cost $170,353,878)
FOREIGN CORPORATE BONDS AND NOTES – 6.4%
	Supranationals – 6.4%
100,000,000	African Development Bank (ZAR)	(c)	04/05/46	734,773
323,500,000	Asian Development Bank (INR)	6.20%	10/06/26	4,509,116
51,050,000	International Finance Corp. (INR)	5.85%	11/25/22	703,545
337,000,000	International Finance Corp. (INR)	6.30%	11/25/24	4,697,287
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Supranationals (Continued)
67,000,000	International Finance Corp. (MXN)	(c)	02/22/38	$937,334
	Total Foreign Corporate Bonds and Notes			11,582,055
	(Cost $12,224,069)
Total Investments – 94.0%	169,636,084
(Cost $182,577,947) (d)
Net Other Assets and Liabilities – 6.0%	10,748,657
Net Assets – 100.0%	$180,384,741

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 10/31/2020	Sale Value as of 10/31/2020	Unrealized Appreciation/ (Depreciation)
11/20/20	SG	CNY	50,000,000	USD	7,417,804	$ 7,452,310	$ 7,417,804	$ 34,506
11/20/20	SG	INR	459,400,000	USD	6,245,012	6,189,897	6,245,012	(55,115)
11/20/20	SG	KRW	8,600,000,000	USD	7,503,315	7,578,579	7,503,315	75,264
11/20/20	BBH	MXN	78,400,000	USD	3,684,301	3,688,846	3,684,301	4,545
11/20/20	SG	PHP	87,350,000	USD	1,791,306	1,805,489	1,791,306	14,183
11/20/20	BBH	RON	33,055,025	USD	7,917,688	7,909,892	7,917,688	(7,796)
11/20/20	BNS	RUB	1,135,900,000	USD	14,488,520	14,273,652	14,488,520	(214,868)
11/20/20	BBH	ZAR	82,000,000	USD	4,939,131	5,028,849	4,939,131	89,718
11/20/20	BNS	USD	7,400,869	BRL	41,715,000	7,400,869	7,263,773	137,096
11/20/20	BNS	USD	5,298,701	COP	20,400,000,000	5,298,701	5,266,519	32,182
11/20/20	BBH	USD	1,977,223	HUF	615,270,740	1,977,223	1,952,959	24,264
11/20/20	BBH	USD	4,927,567	ILS	16,640,000	4,927,567	4,877,487	50,080
11/20/20	BNS	USD	8,715,084	PEN	31,200,000	8,715,084	8,629,636	85,448
11/20/20	BBH	USD	1,797,264	PLN	7,000,000	1,797,264	1,768,380	28,884
11/20/20	BBH	USD	808,650	TRY	6,500,000	808,650	769,142	39,508
Net Unrealized Appreciation (Depreciation)								$337,899

Counterparty Abbreviations
BBH	Brown Brothers Harriman and Co.
BNS	Bank of Nova Scotia
SG	Societe Generale

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2020, securities noted as such amounted to $2,433,324 or 1.3% of net assets.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(c)	Zero coupon bond.
(d)	Aggregate cost for federal income tax purposes was $186,867,743. As of October 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,567,672 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $18,461,432. The net unrealized depreciation was $16,893,760. The amounts presented are inclusive of derivative contracts.

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2020

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes*	$ 158,054,029	$ —	$ 158,054,029	$ —
Foreign Corporate Bonds and Notes*	11,582,055	—	11,582,055	—
Total Investments	169,636,084	—	169,636,084	—
Forward Foreign Currency Contracts**	615,678	—	615,678	—
Total	$ 170,251,762	$—	$ 170,251,762	$—
LIABILITIES TABLE
	Total Value at 10/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts**	$ (277,779)	$ —	$ (277,779)	$ —

*	See Portfolio of Investments for country breakout.
**	See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2020
Currency Exposure Diversification	% of Total Investments (including cash)†
ZAR	19.5%
INR	9.4
RON	8.5
RUB	8.3
BRL	7.7
MXN	7.6
IDR	5.8
COP	5.6
CLP	5.0
PHP	4.6
KRW	4.4
MYR	4.4
CNY	4.3
PEN	4.0
PLN	3.3
THB	2.7
HUF	2.4
TRY	2.0
CZK	1.9
ILS	1.8
USD	(13.2)
Total	100.0%

†	The weightings include the impact of currency forwards.

Currency Abbreviations
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Republic Koruna
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statement of Assets and Liabilities
October 31, 2020
ASSETS:
Investments, at value (Cost $182,577,947)	$ 169,636,084
Cash	409,043
Foreign currency (Cost $834,094)	826,533
Unrealized appreciation on forward foreign currency contracts	615,678
Receivables:
Investment securities sold	6,526,405
Interest	2,831,099
Interest reclaims	84,975
Total Assets	180,929,817
LIABILITIES:
Unrealized depreciation on forward foreign currency contracts	277,779
Payables:
Deferred foreign capital gains tax	137,009
Investment advisory fees	130,288
Total Liabilities	545,076
NET ASSETS	$180,384,741
NET ASSETS consist of:
Paid-in capital	$ 200,892,598
Par value	52,500
Accumulated distributable earnings (loss)	(20,560,357)
NET ASSETS	$180,384,741
NET ASSET VALUE, per share	$34.36
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	5,250,002
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statement of Operations
For the Year Ended October 31, 2020
INVESTMENT INCOME:
Interest	$ 9,674,941
Foreign withholding tax	(103,839)
Total investment income	9,571,102
EXPENSES:
Investment advisory fees	1,435,495
Total expenses	1,435,495
NET INVESTMENT INCOME (LOSS)	8,135,607
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(13,616,521)
Forward foreign currency contracts	(284,998)
Foreign currency transactions	(734,999)
Foreign capital gains tax	(411)
Net realized gain (loss)	(14,636,929)
Net change in unrealized appreciation (depreciation) on:
Investments	(12,663,460)
Forward foreign currency contracts	639,169
Foreign currency translation	(15,288)
Deferred foreign capital gains tax	(33,650)
Net change in unrealized appreciation (depreciation)	(12,073,229)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(26,710,158)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(18,574,551)

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statements of Changes in Net Assets
	Year Ended 10/31/2020	Year Ended 10/31/2019
OPERATIONS:
Net investment income (loss)	$ 8,135,607	$ 4,796,634
Net realized gain (loss)	(14,636,929)	369,517
Net change in unrealized appreciation (depreciation)	(12,073,229)	4,547,052
Net increase (decrease) in net assets resulting from operations	(18,574,551)	9,713,203
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(181,578)	(5,090,947)
Return of capital	(9,530,411)	(345,452)
Total distributions to shareholders	(9,711,989)	(5,436,399)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	115,772,198	87,791,477
Cost of shares redeemed	(55,145,671)	—
Net increase (decrease) in net assets resulting from shareholder transactions	60,626,527	87,791,477
Total increase (decrease) in net assets	32,339,987	92,068,281
NET ASSETS:
Beginning of period	148,044,754	55,976,473
End of period	$180,384,741	$148,044,754
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	3,850,002	1,550,002
Shares sold	3,100,000	2,300,000
Shares redeemed	(1,700,000)	—
Shares outstanding, end of period	5,250,002	3,850,002
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 38.45	$ 36.11	$ 41.55	$ 42.32	$ 40.77
Income from investment operations:
Net investment income (loss)	1.66	2.25	1.80	2.30	1.74
Net realized and unrealized gain (loss)	(3.72)	2.16	(4.76)	(0.65)	2.09
Total from investment operations	(2.06)	4.41	(2.96)	1.65	3.83
Distributions paid to shareholders from:
Net investment income	(0.04)	(1.94)	(0.79)	(2.42)	(1.56)
Return of capital	(1.99)	(0.13)	(1.69)	—	(0.72)
Total distributions	(2.03)	(2.07)	(2.48)	(2.42)	(2.28)
Net asset value, end of period	$34.36	$38.45	$36.11	$41.55	$42.32
Total return (a)	(5.37)%	12.46%	(7.55)%	4.00%	9.66%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 180,385	$ 148,045	$ 55,976	$ 49,862	$ 14,812
Ratio of total expenses to average net assets	0.85%	0.85%	0.85% (b)	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	4.82%	4.91%	4.63% (b)	4.95%	4.70%
Portfolio turnover rate (c)	59%	25%	61%	16%	23%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Includes excise tax.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2020
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “FEMB” on The Nasdaq Stock Market LLC (“Nasdaq”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek maximum total return and current income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in bonds, notes and bills issued or guaranteed by entities incorporated or domiciled in emerging market countries that are denominated in the local currency of the issuer. There can be no assurance the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2020
conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer, or economic data relating to the country of issue;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer, or the financial condition of the country of issue;
5)	the credit quality and cash flow of the issuer, or country of issue, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);
11)	the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only);
12)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
13)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2020
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2020, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
E. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2020
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities”. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At October 31, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign Currency Contracts*	$ 615,678	$ —	$ 615,678	$ (277,779)	$ —	$ 337,899
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Pledged	Net Amount
Forward Foreign Currency Contracts*	$ (277,779)	$ —	$ (277,779)	$ 277,779	$ —	$ —
* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
F. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2020 and 2019, was as follows:
Distributions paid from:	2020	2019
Ordinary income	$181,578	$5,090,947
Capital gains	—	—
Return of capital	9,530,411	345,452

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2020
As of October 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(3,548,643)
Net unrealized appreciation (depreciation)	(17,011,714)
G. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019 and 2020 remain open to federal and state audit. As of October 31, 2020, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2020, for federal income tax purposes, the Fund had $3,548,643 of capital loss carryforward available to the extent provided by regulations to offset future capital gains.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2020, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(10,425,338)	$11,387,144	$(961,806)
H. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
I. New Accounting Pronouncement
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. ASU 2017-08 was adopted for these financial statements and did not have a material impact.

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2020
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
The Trust, on behalf of the Fund, and First Trust have retained First Trust Global Portfolios Ltd. (“FTGP” or the “Sub-Advisor”), an affiliate of First Trust, to serve as investment sub-advisor. In this capacity, FTGP is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio. First Trust is paid an annual unitary management fee of 0.85% of the Fund’s average daily net assets. FTGP receives a sub-advisory fee equal to 40% of any remaining monthly unitary fee paid to the Advisor after the Fund’s average expenses accrued during the most recent twelve months are subtracted from the unitary fee for that month. First Trust is responsible for the expenses of the Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2020, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $158,576,092 and $95,525,460, respectively.
For the fiscal year ended October 31, 2020, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at October 31, 2020, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 615,678	Unrealized depreciation on forward foreign currency contracts	$ 277,779
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2020, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2020
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$(284,998)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	639,169
During the fiscal year ended October 31, 2020, the notional values of forward foreign currency contracts opened and closed were $1,552,627,211 and $1,542,355,982, respectively.
6. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). Due to the nature of the Fund’s investments, the Fund’s Creation Units are generally issued and redeemed for cash, although Creation Units may be issued in-kind for securities in which the Fund invests in limited circumstances. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease with changes in the Fund’s portfolio. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When Creation Units are issued for cash, the Authorized Participant may also be assessed an amount to cover the cost of purchasing portfolio securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a standard redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease with changes in the Fund’s portfolio. When shares are redeemed for cash, the Authorized Participant may also be assessed an amount to cover other costs, including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to portfolio securities sold in connection with the redemption.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2022.
8. Borrowings
The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV have a $410 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to November 25, 2019, the commitment amount was $385 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2020.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2020
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 23, 2020
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2020 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2020 (Unaudited)
net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. In 2017, the United Kingdom’s Financial Conduct Authority announced that LIBOR will cease to be available for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity;

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2020 (Unaudited)
currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and First Trust Global Portfolios Ltd. (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor (also an affiliate of the Advisor); and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor and the Sub-Advisor on the operations of the Advisor and the Sub-Advisor, respectively, and the performance of the Fund since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2020 (Unaudited)
Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was below the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2019 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median and the benchmark index for the one-, three- and five-year periods ended December 31, 2019. The Board noted the Advisor’s discussion of the Fund’s performance at the May 11, 2020 meeting.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2019 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2020 (Unaudited)
complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. In addition, the Board considered information on the affiliations between the Advisor and the Sub-Advisor and noted the services provided by the Sub-Advisor to certain First Trust products in Europe. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that expenses incurred in providing services to the Fund are of a fixed nature and that no economies of scale have been identified from the provision of services to the Fund. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential fall-out benefits to the Sub-Advisor from being associated with the Advisor and the Fund. The Board noted that the Sub-Advisor does not have any soft dollar arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the May 11, 2020 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from June 1, 2019 (the initial compliance date for certain requirements of Rule 22e-4) through the Liquidity Committee’s annual meeting held on March 20, 2020 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted a highly liquid investment minimum.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorized and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2020 (Unaudited)
remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2019, the amount of remuneration paid (or to be paid) by First Trust in respect of the Fund is $43,864. This figure is comprised of $2,723 paid (or to be paid) in fixed compensation and $41,141 paid (or to be paid) in variable compensation. There were a total of 15 beneficiaries of the remuneration described above. Those amounts include $25,616 paid (or to be paid) to senior management of First Trust and $18,248 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
October 31, 2020 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	189	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	189	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	189	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	189	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	189	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
October 31, 2020 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2020 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
First Trust Global Portfolios Ltd.
Floor 2
8 Angel Court
London EC2R 7HJ
England
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)

First Trust RiverFront Dynamic Developed International ETF (RFDI)

First Trust RiverFront Dynamic Europe ETF (RFEU)

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)

Annual Report
For the Year Ended
October 31, 2020

First Trust Exchange-Traded Fund III
Annual Report
October 31, 2020

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of each Fund, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund III
Annual Letter from the Chairman and CEO
October 31, 2020
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust RiverFront Dynamic International ETFs (the “Funds”), which contains detailed information about the Funds for the twelve months ended October 31, 2020.
As I was collecting my thoughts for this annual roundup it occurred to me that my message this year should touch on the tone of the markets and the investing climate rather than belabor all the news and events that brought us to this juncture. We all know how tumultuous our lives have become over the past eight or so months. The phrase “shelter-at-home” says it all. I would rather talk about why I believe investors should be optimistic about where we could be headed.
Having said that, allow me to at least acknowledge the two elephants in the room: the coronavirus (“COVID-19”) and the election. In the first 12 days of November, we learned the following: that we likely have a new president-elect (Joe Biden), though it may not be official for some time because it is being contested by President Donald Trump and some of his loyal backers in the Republican Party citing voter fraud in certain states; that we still do not know which political party will have control of the Senate due to a couple of run-offs in Georgia to be held on January 5, 2021; and, that it looks as though we may be fortunate enough to have an FDA-approved COVID-19 vaccine by either the end of 2020 or the start of 2021, though that too is not yet official. It could be a game-changer in the COVID-19 battle. And, we may gain access to additional vaccines as well. The key to getting the economy back to running on all cylinders is to fully reopen, and a vaccine is “what the doctor ordered.”
With respect to the tone of the markets and investment climate, to say that I am encouraged about what has transpired in 2020 would be an understatement. Despite the extraordinary challenges so far this year, the S&P 500® Index posted a total return of 2.77% over the first 10 months of 2020, this despite plunging 33.8% into bear market territory from February 19, 2020 through March 23, 2020, according to Bloomberg. As impressive as that feat is, the future looks even brighter. While Bloomberg’s consensus earnings growth rate estimate for the S&P 500® Index for 2020 was -16.51%, as of November 13, 2020, its 2021 and 2022 estimates were 21.74% and 16.95%, respectively. That is a strong take on the prospects for a rebound in Corporate America over the next 24 months. One of the tailwinds that is providing a good deal of support to the economy and markets is the decision by the Federal Reserve (the “Fed”) to keep interest rates artificially low for as long as need be to meet both its employment and inflation targets. By keeping rates lower for longer, the Fed is essentially inviting investors to assume more risk to generate higher returns. Brian Wesbury, Chief Economist at First Trust, believes that the Fed could need until 2024 to accomplish its goals. That is a lot of runway for investors to reposition their portfolios, if needed, and a very generous, and perhaps unprecedented, amount of guidance from the Fed, in our opinion. Those investors with cash on the sidelines earning next to nothing have options if they choose to act.
We are encouraged about the prospects for the economy and the markets, but investors should be prepared to weather some volatility until the COVID-19 pandemic is better contained. As always, we encourage investors to stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
The investment objective of First Trust RiverFront Dynamic Asia Pacific ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of Asian Pacific companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such Asian Pacific companies are denominated (each, an “Asian Pacific currency” and, collectively, the “Asian Pacific currencies”). Asian Pacific companies are those companies (i) whose securities are traded principally on a stock exchange in an Asian Pacific country, (ii) that have a primary business office in an Asian Pacific country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, an Asian Pacific country. Asian Pacific countries include the countries located in Asia and the Pacific Islands as well as Australia and New Zealand. The Fund generally focuses its Asian Pacific company investments in Australia, Hong Kong, Japan, New Zealand and/or Singapore. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFAP.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Asian Pacific currencies.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/20	Inception (4/13/16) to 10/31/20	Inception (4/13/16) to 10/31/20
Fund Performance
NAV	-2.73%	1.62%	7.58%
Market Price	-1.96%	1.63%	7.62%
Index Performance
MSCI Pacific Index	-2.81%	6.39%	32.58%
(See Notes to Fund Performance Overview on page 11.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP) (Continued)
Sector Allocation	% of Total Investments
Industrials	17.0%
Consumer Discretionary	13.4
Financials	12.5
Health Care	10.4
Communication Services	9.8
Materials	9.7
Information Technology	9.4
Consumer Staples	8.8
Real Estate	7.2
Utilities	1.3
Energy	0.5
Total	100.0%
Top Ten Holdings	% of Total Investments
Sony Corp.	2.9%
AIA Group Ltd.	2.7
CSL Ltd.	2.6
Nintendo Co., Ltd.	2.2
BHP Group Ltd.	2.1
Recruit Holdings Co., Ltd.	1.9
Toyota Motor Corp.	1.8
Hoya Corp.	1.7
Daikin Industries Ltd.	1.7
ITOCHU Corp.	1.7
Total	21.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of a Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Developed International ETF (RFDI)
The investment objective of First Trust RiverFront Dynamic Developed International ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such developed market companies are denominated (each, a “Developed Market currency” and, collectively, the “Developed Market currencies”). Developed market companies are those companies (i) whose securities are traded principally on a stock exchange in a developed market country, (ii) that have a primary business office in a developed market country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a developed market country. Developed market countries currently include the countries comprising the Morgan Stanley Capital International World Index or countries considered to be developed by the World Bank, the International Finance Corporation or the United Nations. Under normal market conditions, the Fund invests in at least three countries and at least 40% of its net assets in countries other than the United States. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFDI.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Developed Market currencies.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/20	Inception (4/13/16) to 10/31/20	Inception (4/13/16) to 10/31/20
Fund Performance
NAV	-3.45%	3.90%	19.00%
Market Price	-3.00%	3.92%	19.11%
Index Performance
MSCI EAFE Index	-6.86%	4.26%	20.89%
(See Notes to Fund Performance Overview on page 11.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Developed International ETF (RFDI) (Continued)
Sector Allocation	% of Total Investments
Industrials	19.2%
Health Care	14.6
Information Technology	12.0
Financials	11.5
Materials	10.5
Consumer Discretionary	10.3
Consumer Staples	8.7
Communication Services	5.4
Real Estate	3.9
Utilities	3.1
Energy	0.8
Total	100.0%
Top Ten Holdings	% of Total Investments
Nestle S.A.	3.6%
Roche Holding AG	2.7
ASML Holding N.V.	2.0
Novartis AG	2.0
Novo Nordisk A.S., Class B	1.7
Sony Corp.	1.7
Partners Group Holding AG	1.6
Recruit Holdings Co., Ltd.	1.4
CSL Ltd.	1.4
Siemens AG	1.4
Total	19.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of a Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Europe ETF (RFEU)
The investment objective of First Trust RiverFront Dynamic Europe ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such European companies are denominated (each, a “European currency” and, collectively, the “European currencies”). European companies are those companies (i) whose securities are traded principally on a stock exchange in a European country, (ii) that have a primary business office in a European country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a European country. The Fund considers a European country to be any member country of the European Union or any country included in the FTSE Developed Europe Index or the FTSE Emerging Europe All Cap Index. The Fund generally focuses its European company investments in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and/or the United Kingdom. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFEU.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to European currencies.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/20	Inception (4/13/16) to 10/31/20	Inception (4/13/16) to 10/31/20
Fund Performance
NAV	-4.22%	4.85%	24.04%
Market Price	-4.32%	4.81%	23.85%
Index Performance
MSCI Europe Index	-9.29%	3.13%	15.04%
(See Notes to Fund Performance Overview on page 11.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Europe ETF (RFEU) (Continued)
Sector Allocation	% of Total Investments
Industrials	26.3%
Health Care	16.2
Consumer Staples	14.0
Consumer Discretionary	9.6
Financials	9.5
Materials	9.0
Information Technology	8.4
Communication Services	2.2
Real Estate	2.1
Utilities	1.7
Energy	1.0
Total	100.0%
Top Ten Holdings	% of Total Investments
Nestle S.A.	5.0%
Roche Holding AG	3.7
ASML Holding N.V.	3.0
Novartis AG	2.3
Novo Nordisk A.S., Class B	2.1
GlaxoSmithKline PLC	1.9
Unilever N.V.	1.9
Diageo PLC	1.7
Unilever PLC	1.6
Rio Tinto PLC	1.6
Total	24.8%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of a Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
The investment objective of First Trust RiverFront Dynamic Emerging Markets ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such emerging market companies are denominated (each, an “Emerging Market currency” and, collectively, the “Emerging Market currencies”). The Fund considers an emerging market company to be one (i) domiciled or with a principal place of business or primary securities trading market in an emerging market country, or (ii) that derives a substantial portion of its total revenues or profits from emerging market countries. The Fund considers an emerging market country to be any country whose issuers are included in the Morgan Stanley Capital International Emerging Markets Index and/or those countries considered to be developing by the World Bank, the International Finance Corporation or the United Nations. The Fund generally focuses its emerging market company investments in Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Nigeria, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and/or the United Arab Emirates. Shares of the Fund are listed on The Nasdaq Stock Exchange LLC under the ticker symbol “RFEM.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Emerging Market currencies.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/20	Inception (6/14/16) to 10/31/20	Inception (6/14/16) to 10/31/20
Fund Performance
NAV	4.74%	8.12%	40.75%
Market Price	4.64%	7.95%	39.78%
Index Performance
MSCI Emerging Markets Index	8.25%	10.17%	52.83%
(See Notes to Fund Performance Overview on page 11.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM) (Continued)
Sector Allocation	% of Total Investments
Information Technology	21.5%
Consumer Discretionary	18.4
Communication Services	12.8
Financials	11.0
Materials	10.6
Real Estate	6.4
Utilities	4.5
Health Care	4.1
Consumer Staples	4.1
Industrials	3.8
Energy	2.8
Total	100.0%
Top Ten Holdings	% of Total Investments
Alibaba Group Holding Ltd., ADR	9.9%
Tencent Holdings Ltd.	7.3
Taiwan Semiconductor Manufacturing Co., Ltd.	6.2
Samsung Electronics Co., Ltd.	3.4
JD.com, Inc., ADR	1.9
Ping An Insurance Group Co. of China Ltd., Class H	1.8
Infosys Ltd.	1.8
China Construction Bank Corp., Class H	1.7
Tata Consultancy Services Ltd.	1.5
NetEase, Inc., ADR	1.4
Total	36.9%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of a Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund III
Annual Report
October 31, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) serves as the investment advisor to the First Trust RiverFront Dynamic Asia Pacific ETF (“RFAP”), the First Trust RiverFront Dynamic Developed International ETF (“RFDI”), the First Trust RiverFront Dynamic Europe ETF (“RFEU”), and the First Trust RiverFront Dynamic Emerging Markets ETF (“RFEM”) (each a “Fund” and collectively, the “Funds”). First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Sub-Advisor
RiverFront Investment Group, LLC
RiverFront Investment Group, LLC is an SEC-registered investment advisor located in Richmond, Virginia. It is majority owned by its employees, and Baird Financial Corporation is a minority owner of RiverFront Investment Holding Group, LLC. The firm provides asset management services to a series of global tactical asset allocation portfolios and registered investment companies, including mutual funds and exchange-traded products.
Portfolio Management Team
Adam Grossman, CFA – Global Equity Chief Investment Officer
Rob Glownia, CFA, CFP – Senior Portfolio Manager, Co-Head of Investment Committee
Chris Konstantinos, CFA – Chief Investment Strategist, Co-Head of Investment Committee
Commentary
Market Update
The 12-month period ended October 31, 2020 was one defined by the coronavirus (“COVID-19”) pandemic; the returns on each region’s equity market were dependent on its ability to handle the pandemic and the resilience of its underlying earnings to the pandemic.
The final two months of the 2019 calendar year and the first month of 2020 were overall positive for equity markets. Led by the S&P 500® Index, global markets rose to varying degrees on the prospect of decreased tensions between the U.S. and China. However, this rally was quickly ended as the COVID-19 pandemic swiftly sent the world’s economy into a recession. The month of March 2020 saw some of the steepest declines in regional equity markets ever. These declines were short lived, with April bringing positive gains across each region. This momentum carried into the third quarter of 2020, where the S&P 500® Index, Developed International, and Emerging Markets (“EMs”) all saw double digit gains. However, these gains were not completely equal. The S&P 500® Index saw a rebound, despite increasing COVID-19 cases, because its Technology sector was able to grow its bottom-line despite the pandemic. EMs had the sharpest rebound led by China, which benefited from the tough measures taken by their government to combat the disease. With their official case numbers stabilizing at low levels, the Chinese economy was able to get back to work. The Developed International market’s rebound was the smallest, compared to its decline. The main culprit was Europe’s inability to contain the virus, tied with its overall value tilt. These three themes carried over in to the final three months of the 12-month period ended October 31, 2020. Asia Pacific and EMs, driven by China, outperformed, with COVID-19 in Asia’s rear view. The S&P 500® Index was able to produce tepid gains, on the back of Technology mega caps. Finally, Europe lost ground, on a relative and absolute basis, due to their combatting the virus combined with structural issues that existed prior to but were exasperated by the virus.
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
2020 Attribution
For the period October 31, 2019 to October 31, 2020, the First Trust RiverFront Dynamic Asia Pacific ETF (“RFAP”) posted a net asset value (“NAV”) return of -2.73% and a market price return of -1.96%, both of which outperformed the benchmark’s return (MSCI Pacific Index) of -2.81%. The portfolio’s security selection in Singapore added +70 basis points (“bps”) to relative performance and security selection in Japan added +37 bps to relative performance, while its overweight allocation to Chinese equities (+38 bps to relative performance) was also additive to performance. Major detractors during the period were the portfolio’s security selection in Australia (-39 bps to relative performance), security selection in Hong Kong (-28 bps to relative performance) and its underweight allocation to Japan (-12 bps to relative performance).

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
October 31, 2020 (Unaudited)
First Trust RiverFront Dynamic Developed International ETF (RFDI)
2020 Attribution
For the period October 31, 2019 to October 31, 2020, the First Trust RiverFront Dynamic Developed International ETF (“RFDI”) posted a NAV return of -3.45% and a market price return of -3.00%, both of which outperformed the benchmark’s return (MSCI EAFE Index) of -6.86%. The portfolio’s security selection in Japan (+158 bps to relative performance), the United Kingdom (+109 bps to relative performance) and Spain (+100 bps to relative performance) boosted relative performance. On the other hand, the portfolio’s underweight allocation to Germany (-21 bps to relative performance), overweight allocation to Austrian equities (-17 bps to relative performance) and security selection in Denmark (-16 bps to relative performance) dampened relative returns.
First Trust RiverFront Dynamic Europe ETF (RFEU)
2020 Attribution
For the period October 31, 2019 to October 31, 2020, the First Trust RiverFront Dynamic Europe ETF (“RFEU”) posted a NAV return of -4.22% and a market price return of -4.32%, both of which outperformed the benchmark’s return (MSCI Europe Index) of -9.29%. The portfolio’s security selection in, and its underweight allocation to, France (+169 bps and +21 bps to relative performance), security selection in the United Kingdom (+121 bps to relative performance) and security selection in, as well as its overweight allocation to, Sweden (+44 bps and +41 bps to relative performance) were additive to relative performance. However, the portfolio’s security selection in, and its underweight allocation to, Germany (-50 bps and -38 bps to relative performance), security selection in Norway (-23 bps to relative performance) and overweight allocation to the United Kingdom (-20 bps to relative performance) were performance detractors.
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
2020 Attribution
For the period October 31, 2019 to October 31, 2020, the First Trust RiverFront Dynamic Emerging Markets ETF (“RFEM”) posted a NAV return of 4.74% and a market price return of 4.64%, both of which underperformed the benchmark’s return (MSCI Emerging Markets Index) of 8.25%. Major contributors to the portfolio’s relative performance were its security selection in Taiwan (+169 bps to relative performance) and Hong Kong (+116 bps to relative performance) and its underweight allocation to, and security selection in, Thai equities (+96 bps and +64 bps to relative performance). The portfolio’s biggest relative performance detractors were its security selection in China (-314 bps to relative performance) and South Korea (-67 bps to relative performance) and its overweight allocation to Indonesia (-56 bps to relative performance).
Market Outlook
Going forward, we expect stocks to rise over the next 12-18 months, recognizing that short-term risk remains high with continued COVID-19 concerns. Across our portfolios we are slightly overweight equities compared to our benchmarks. From a selection standpoint, we believe asset classes and stocks that can deliver growth should continue to be valued at a premium to their peers.
There are several potential catalysts on the near-term horizon including another stimulus bill, further advances in COVID-19 treatment and earnings season. From a macro standpoint, we believe that low interest rates and accommodative policy will continue to provide support for stocks globally. Thus, we believe that international equities provide a relatively attractive long-term return potential relative to fixed income alternatives in the United States or abroad. We find the relative valuation of international equities to domestic equities also compelling, but value is not in and of itself a ‘catalyst’ - a timing signal - for stocks, in our opinion. International equities have long been awaiting a positive catalyst to help drive relative performance versus the S&P 500® Index. While fears of a COVID-19 “second wave” continue to spike along with case counts in both the United States and across Europe, economic fallout from the first wave of the virus has sparked historic levels of fiscal and monetary stimulus from European and Asian policy makers. Monetary supply is now growing in most major economies of the world, a positive for stocks in our opinion. On the currency front, we remain of the view that the U.S. Dollar may have reached a structural peak, and do not intend to hedge to dollars at current prices – we will reconsider that on a currency by currency basis should the currency crosses rise.

First Trust Exchange-Traded Fund III
Understanding Your Fund Expenses
October 31, 2020 (Unaudited)
As a shareholder of First Trust RiverFront Dynamic Asia Pacific ETF, First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Europe ETF or First Trust RiverFront Dynamic Emerging Markets ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs (in U.S. dollars) of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2020.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
Actual	$1,000.00	$1,133.40	0.83%	$4.45
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	0.83%	$4.22
First Trust RiverFront Dynamic Developed International ETF (RFDI)
Actual	$1,000.00	$1,126.20	0.83%	$4.44
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	0.83%	$4.22
First Trust RiverFront Dynamic Europe ETF (RFEU)
Actual	$1,000.00	$1,116.70	0.83%	$4.42
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	0.83%	$4.22
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Actual	$1,000.00	$1,193.80	0.95%	$5.24
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	0.95%	$4.82

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2020 through October 31, 2020), multiplied by 184/366 (to reflect the six-month period).

First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
Portfolio of Investments
October 31, 2020
Shares	Description	Value
COMMON STOCKS (a) – 96.3%
	Australia – 20.7%
9,262	ALS Ltd. (b)	$61,289
2,832	ARB Corp., Ltd. (b)	61,344
4,473	Aristocrat Leisure Ltd. (b)	90,072
1,698	ASX Ltd. (b)	95,079
26,502	Aurizon Holdings Ltd. (b)	70,274
8,801	BHP Group Ltd. (b)	210,974
15,616	Brambles Ltd. (b)	105,319
5,059	Brickworks Ltd. (b)	61,502
4,148	carsales.com Ltd. (b)	60,601
8,287	Coca-Cola Amatil Ltd. (b)	72,443
2,514	Commonwealth Bank of Australia (b)	122,059
1,248	CSL Ltd. (b)	252,667
17,364	Evolution Mining Ltd. (b)	68,074
9,776	Fortescue Metals Group Ltd. (b)	119,595
19,789	Harvey Norman Holdings Ltd. (b)	61,905
1,821	JB Hi-Fi Ltd. (b)	60,849
1,828	Magellan Financial Group Ltd. (b)	70,851
14,908	Santos Ltd. (b)	49,560
4,484	Wesfarmers Ltd. (b)	145,145
11,330	Westpac Banking Corp. (b)	143,402
3,408	WiseTech Global Ltd. (b)	69,508
		2,052,512
	Bermuda – 0.7%
31,500	Kerry Logistics Network Ltd. (b)	65,787
	Cayman Islands – 2.5%
8,189	CK Hutchison Holdings Ltd. (b)	49,461
53,066	Xinyi Glass Holdings Ltd. (b)	116,535
46,000	Xinyi Solar Holdings Ltd. (b)	84,035
		250,031
	Hong Kong – 7.5%
28,045	AIA Group Ltd. (b)	266,909
36,300	BOC Hong Kong Holdings Ltd. (b)	100,823
800	Hong Kong Exchanges & Clearing Ltd. (b)	38,335
17,000	Power Assets Holdings Ltd. (b)	87,545
31,000	Swire Properties Ltd. (b)	83,188
8,000	Techtronic Industries Co., Ltd. (b)	107,755
16,000	Vitasoy International Holdings Ltd. (b)	64,718
		749,273
	Japan – 58.4%
1,400	Advantest Corp. (b)	81,092
3,300	Anritsu Corp. (b)	72,245
9,100	Astellas Pharma, Inc. (b)	124,788
900	Bandai Namco Holdings, Inc. (b)	67,261
1,200	Capcom Co., Ltd. (b)	65,630
13,300	Chiba Bank (The) Ltd. (b)	68,698
Shares	Description	Value

	Japan (Continued)
3,300	Chugai Pharmaceutical Co., Ltd. (b)	$127,380
3,600	Chugoku Electric Power (The) Co., Inc. (b)	45,230
3,100	COMSYS Holdings Corp. (b)	78,773
900	Daifuku Co., Ltd. (b)	92,806
900	Daikin Industries Ltd. (b)	168,420
3,800	Daiwa House Industry Co., Ltd. (b)	99,844
2,500	Hitachi Construction Machinery Co., Ltd. (b)	61,656
2,100	Hitachi Transport System Ltd. (b)	66,567
1,500	Hoya Corp. (b)	169,285
3,700	Iida Group Holdings Co., Ltd. (b)	66,941
7,000	ITOCHU Corp. (b)	168,130
4,900	Japan Post Insurance Co., Ltd. (b)	77,670
6,300	Japan Tobacco, Inc. (b)	118,611
2,200	Kakaku.com, Inc. (b)	58,140
2,200	Kao Corp. (b)	156,637
6,000	KDDI Corp. (b)	162,330
200	Keyence Corp. (b)	90,765
2,100	M3, Inc. (b)	141,825
2,100	Makita Corp. (b)	92,828
4,500	Mitsubishi Estate Co., Ltd. (b)	67,121
1,400	NEC Corp. (b)	70,518
2,200	Nihon M&A Center, Inc. (b)	129,187
400	Nintendo Co., Ltd. (b)	216,276
1,100	Nippon Paint Holdings Co., Ltd. (b)	99,088
1,500	Nissan Chemical Corp. (b)	79,606
3,300	Nomura Research Institute Ltd. (b)	97,276
4,600	Obayashi Corp. (b)	38,494
600	Obic Co., Ltd. (b)	106,226
8,600	ORIX Corp. (b)	100,579
2,100	Otsuka Corp. (b)	96,499
1,700	Pigeon Corp. (b)	78,288
4,800	Recruit Holdings Co., Ltd. (b)	182,643
10,400	Renesas Electronics Corp. (b) (c)	85,848
3,800	SG Holdings Co., Ltd. (b)	91,658
500	Shimano, Inc. (b)	114,358
1,200	Shin-Etsu Chemical Co., Ltd. (b)	160,280
6,200	Shinsei Bank Ltd. (b)	74,596
2,300	Shionogi & Co., Ltd. (b)	108,491
2,000	SoftBank Group Corp. (b)	130,268
3,400	Sony Corp. (b)	283,446
2,500	Sumitomo Metal Mining Co., Ltd. (b)	77,709
3,300	Sumitomo Realty & Development Co., Ltd. (b)	88,306
1,900	Sundrug Co., Ltd. (b)	70,550
1,100	Sysmex Corp. (b)	103,322
2,685	Toyota Motor Corp. (b)	176,262

See Notes to Financial Statements

First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
Portfolio of Investments (Continued)
October 31, 2020
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Japan (Continued)
600	Tsuruha Holdings, Inc. (b)	$84,015
1,900	Welcia Holdings Co., Ltd. (b)	74,464
16,600	Z Holdings Corp. (b)	115,753
3,100	ZOZO, Inc. (b)	78,641
		5,803,320
	Multinational – 0.8%
65,000	HKT Trust & HKT Ltd. (b)	84,063
	New Zealand – 0.7%
24,838	Spark New Zealand Ltd. (b)	73,711
	Singapore – 4.2%
43,200	CapitaLand Ltd. (b)	81,293
54,000	Sheng Siong Group Ltd. (b)	66,002
11,400	Singapore Exchange Ltd. (b)	72,303
16,600	Singapore Technologies Engineering Ltd. (b)	42,435
4,900	Venture Corp Ltd. (b)	69,074
28,300	Wilmar International Ltd. (b)	83,784
		414,891
	United Kingdom – 0.8%
4,303	BHP Group PLC (b)	83,359
	Total Common Stocks	9,576,947
	(Cost $9,156,026)
REAL ESTATE INVESTMENT TRUSTS (a) – 3.0%
	Australia – 2.5%
7,103	Charter Hall Group (b)	61,587
12,129	Dexus (b)	73,381
8,915	Goodman Group (b)	115,388
		250,356
	New Zealand – 0.5%
27,271	Goodman Property Trust (b)	44,731
	Total Real Estate Investment Trusts	295,087
	(Cost $297,104)
	Total Investments – 99.3%	9,872,034
	(Cost $9,453,130) (d)
	Net Other Assets and Liabilities – 0.7%	68,067
	Net Assets – 100.0%	$9,940,101

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At October 31, 2020, securities noted as such are valued at $9,872,034 or 99.3% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	Non-income producing security.
(d)	Aggregate cost for federal income tax purposes was $9,460,101. As of October 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $751,249 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $339,316. The net unrealized appreciation was $411,933.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 9,576,947	$ —	$ 9,576,947	$ —
Real Estate Investment Trusts*	295,087	—	295,087	—
Total Investments	$ 9,872,034	$—	$ 9,872,034	$—

*	See Portfolio of Investments for country breakout.

Currency Exposure Diversification	% of Total Investments
Japanese Yen	58.8%
Australian Dollar	23.3
Hong Kong Dollar	11.6
Singapore Dollar	4.2
New Zealand Dollar	1.2
British Pound Sterling	0.9
Total	100.0%

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments
October 31, 2020
Shares	Description	Value
COMMON STOCKS (a) – 96.6%
	Australia – 6.7%
77,092	ALS Ltd. (b)	$510,135
54,066	Aristocrat Leisure Ltd. (b)	1,088,712
71,358	BHP Group Ltd. (b)	1,710,567
8,730	CSL Ltd. (b)	1,767,453
131,281	Fortescue Metals Group Ltd. (b)	1,606,024
25,799	JB Hi-Fi Ltd. (b)	862,085
25,699	Magellan Financial Group Ltd. (b)	996,056
3,652	Rio Tinto Ltd. (b)	237,577
		8,778,609
	Austria – 0.6%
28,242	EVN AG (b)	451,069
6,954	Verbund AG (b)	401,066
		852,135
	Belgium – 0.4%
1,962	Sofina S.A. (b)	509,921
	Bermuda – 0.4%
272,500	Kerry Logistics Network Ltd. (b)	569,112
	Canada – 3.0%
11,082	Canadian National Railway Co.	1,100,880
30,766	Dollarama, Inc.	1,059,479
23,414	Empire Co., Ltd., Class A	638,820
27,676	IGM Financial, Inc.	607,613
20,321	Quebecor, Inc., Class B	471,457
		3,878,249
	Cayman Islands – 2.1%
42,780	CK Hutchison Holdings Ltd. (b)	258,390
557,040	Xinyi Glass Holdings Ltd. (b)	1,223,281
710,000	Xinyi Solar Holdings Ltd. (b)	1,297,061
		2,778,732
	Denmark – 3.1%
2,785	Genmab A.S. (b) (c)	930,260
34,517	Novo Nordisk A.S., Class B (b)	2,200,999
14,929	Novozymes A.S., Class B (b)	897,848
		4,029,107
	Finland – 3.0%
25,736	Kesko OYJ, Class B (b)	660,401
16,683	Kone OYJ, Class B (b)	1,328,186
18,857	Neste OYJ (b)	983,459
63,678	Stora Enso OYJ, Class R (b)	929,250
		3,901,296
	France – 3.8%
55,941	Credit Agricole S.A. (b) (c)	442,523
5,739	Danone S.A. (b)	318,315
1,120	Hermes International (b)	1,042,833
5,957	Iliad S.A. (b)	1,151,677
1,662	Kering S.A. (b)	1,004,373
Shares	Description	Value

	France (Continued)
13,636	Worldline S.A. (b) (c) (d) (e)	$1,009,971
		4,969,692
	Germany – 4.9%
3,279	adidas AG (b) (c)	974,208
19,272	HeidelbergCement AG (b)	1,102,232
11,893	SAP SE (b)	1,268,800
15,063	Siemens AG (b)	1,767,132
20,868	TAG Immobilien AG (b)	614,972
36,140	TLG Immobilien AG (b)	646,716
		6,374,060
	Hong Kong – 0.9%
121,256	AIA Group Ltd. (b)	1,154,015
	Ireland – 1.4%
16,562	CRH PLC (b)	581,188
14,256	Kingspan Group PLC (b) (c)	1,244,111
		1,825,299
	Israel – 0.8%
9,831	Check Point Software Technologies Ltd. (c)	1,116,408
	Italy – 1.9%
237,983	A2A S.p.A. (b)	302,236
20,489	Recordati Industria Chimica e Farmaceutica S.p.A. (b)	1,062,244
222,291	Snam S.p.A. (b)	1,083,910
		2,448,390
	Japan – 14.8%
25,500	Anritsu Corp. (b)	558,258
21,200	Capcom Co., Ltd. (b)	1,159,461
37,100	Chugai Pharmaceutical Co., Ltd. (b)	1,432,060
2,500	Hoya Corp. (b)	282,142
8,100	IR Japan Holdings Ltd. (b)	896,808
58,700	ITOCHU Corp. (b)	1,409,887
22,200	Kao Corp. (b)	1,580,612
20,700	NEC Corp. (b)	1,042,663
21,400	Nihon M&A Center, Inc. (b)	1,256,642
2,100	Nintendo Co., Ltd. (b)	1,135,447
19,100	Nissan Chemical Corp. (b)	1,013,650
32,700	Nomura Research Institute Ltd. (b)	963,914
24,600	Obayashi Corp. (b)	205,861
20,300	Pan Pacific International Holdings Corp. (b)	430,734
49,400	Recruit Holdings Co., Ltd. (b)	1,879,704
26,200	Sony Corp. (b)	2,184,202
15,500	Sumitomo Realty & Development Co., Ltd. (b)	414,770
5,800	Tokyo Electron Ltd. (b)	1,556,783
		19,403,598

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2020
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Jersey – 0.9%
873,496	Man Group PLC (b)	$1,218,934
	Luxembourg – 1.5%
151,381	B&M European Value Retail S.A. (b)	950,054
1,330	Eurofins Scientific SE (b) (c)	1,059,106
		2,009,160
	Multinational – 0.4%
404,794	HKT Trust & HKT Ltd. (b)	523,507
	Netherlands – 4.6%
771	Adyen N.V. (b) (c) (d) (e)	1,295,854
7,198	ASML Holding N.V. (b)	2,604,259
120,068	CNH Industrial N.V. (c)	932,928
2,691	Ferrari N.V. (b)	480,053
8,144	Wolters Kluwer N.V. (b)	659,392
		5,972,486
	New Zealand – 1.7%
52,727	Fisher & Paykel Healthcare Corp., Ltd. (b)	1,219,807
350,528	Spark New Zealand Ltd. (b)	1,040,250
		2,260,057
	Singapore – 1.1%
271,900	Sheng Siong Group Ltd. (b)	332,332
135,300	Singapore Exchange Ltd. (b)	858,121
17,100	Venture Corp Ltd. (b)	241,055
		1,431,508
	Spain – 1.4%
43,601	EDP Renovaveis S.A. (EUR) (b)	828,886
57,806	Red Electrica Corp. S.A. (b)	1,018,223
		1,847,109
	Sweden – 7.3%
19,676	Atlas Copco AB, Class A (b)	868,522
18,225	Atlas Copco AB, Class B (b)	698,305
73,634	Epiroc AB, Class A (b)	1,099,474
18,355	Indutrade AB (b) (c)	929,295
18,063	Investor AB, Class A (b)	1,080,087
26,488	Investor AB, Class B (b)	1,587,664
26,787	Kinnevik AB, Class B (b)	1,096,899
20,995	Lifco AB, Class B (b)	1,536,868
39,244	Swedish Orphan Biovitrum AB (b) (c)	676,804
		9,573,918
	Switzerland – 14.7%
14,459	Coca-Cola HBC AG (b)	328,440
58,629	Credit Suisse Group AG (b)	552,952
1,303	EMS-Chemie Holding AG (b)	1,146,091
6,533	Kuehne + Nagel International AG (b)	1,305,706
17,266	Logitech International S.A. (b)	1,452,523
42,014	Nestle S.A. (b)	4,725,648
Shares	Description	Value

	Switzerland (Continued)
32,926	Novartis AG (b)	$2,565,679
2,265	Partners Group Holding AG (b)	2,039,194
10,968	Roche Holding AG (b)	3,524,364
3,515	Roche Holding AG (b)	1,132,538
40,114	UBS Group AG (b)	467,006
		19,240,141
	United Kingdom – 15.2%
33,595	Admiral Group PLC (b)	1,196,784
19,859	Ashtead Group PLC (b)	717,651
5,399	ASOS PLC (b) (c)	308,033
3,131	AstraZeneca PLC (b)	314,370
142,891	Auto Trader Group PLC (b) (d) (e)	1,074,316
331,302	Aviva PLC (b)	1,105,083
180,923	Balfour Beatty PLC (b)	500,011
21,786	BHP Group PLC (b)	422,046
21,808	Compass Group PLC (b)	298,502
13,402	Croda International PLC (b)	1,047,489
71,834	Evraz PLC (b)	334,508
507,489	G4S PLC (b) (c)	1,338,209
6,005	Games Workshop Group PLC (b)	807,291
50,320	GlaxoSmithKline PLC (b)	840,268
14,000	Intertek Group PLC (b)	1,008,432
63,798	JD Sports Fashion PLC (b)	613,768
54,425	KAZ Minerals PLC (b)	444,059
26,934	Mondi PLC (b)	510,489
48,521	RELX PLC (b)	960,129
65,430	Rightmove PLC (b) (c)	523,648
29,065	Rio Tinto PLC (b)	1,643,958
67,287	Sage Group (The) PLC (b)	553,632
174,479	Spirent Communications PLC (b)	655,037
65,400	Tate & Lyle PLC (b)	504,155
29,867	Unilever PLC (b)	1,702,087
253,308	Wm Morrison Supermarkets PLC (b)	534,702
		19,958,657
	Total Common Stocks	126,624,100
	(Cost $120,766,663)
REAL ESTATE INVESTMENT TRUSTS (a) – 2.6%
	Australia – 1.0%
103,655	Goodman Group (b)	1,341,623
	Belgium – 0.8%
33,036	Warehouses De Pauw CVA (b)	1,106,814

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2020
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (a) (Continued)
	United Kingdom – 0.8%
93,822	Safestore Holdings PLC (b)	$976,685
	Total Real Estate Investment Trusts	3,425,122
	(Cost $3,160,075)
	Total Investments – 99.2%	130,049,222
	(Cost $123,926,738) (f)
	Net Other Assets and Liabilities – 0.8%	999,757
	Net Assets – 100.0%	$131,048,979

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At October 31, 2020, securities noted as such are valued at $124,121,637 or 94.7% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	Non-income producing security.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(e)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(f)	Aggregate cost for federal income tax purposes was $124,048,714. As of October 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $11,887,178 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $5,886,670. The net unrealized appreciation was $6,000,508.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Canada	$ 3,878,249	$ 3,878,249	$ —	$ —
Israel	1,116,408	1,116,408	—	—
Netherlands	5,972,486	932,928	5,039,558	—
Other Country Categories*	115,656,957	—	115,656,957	—
Real Estate Investment Trusts*	3,425,122	—	3,425,122	—
Total Investments	$ 130,049,222	$ 5,927,585	$ 124,121,637	$—

*	See Portfolio of Investments for country breakout.

Currency Exposure Diversification	% of Total Investments
Euro	23.0%
British Pound Sterling	18.0
Japanese Yen	14.9
Swiss Franc	14.5
Australian Dollar	7.8
Swedish Krona	7.4
Hong Kong Dollar	3.9
Danish Krone	3.1
Canadian Dollar	3.0
New Zealand Dollar	1.7
United States Dollar	1.6
Singapore Dollar	1.1
Total	100.0%

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments
October 31, 2020
Shares	Description	Value
COMMON STOCKS (a) – 97.3%
	Australia – 0.8%
1,941	Rio Tinto Ltd. (b)	$126,270
	Austria – 0.5%
1,439	Verbund AG (b)	82,993
	Belgium – 0.5%
324	Sofina S.A. (b)	84,207
	Denmark – 4.7%
509	Genmab A.S. (b) (c)	170,019
5,418	Novo Nordisk A.S., Class B (b)	345,482
2,541	Novozymes A.S., Class B (b)	152,819
1,547	Pandora A.S. (b)	122,723
		791,043
	Finland – 4.5%
7,304	Fortum OYJ (b)	137,291
2,256	Kone OYJ, Class B (b)	179,607
3,141	Neste OYJ (b)	163,814
8,479	Stora Enso OYJ, Class R (b)	123,734
5,340	UPM-Kymmene OYJ (b)	150,903
		755,349
	France – 9.8%
1,041	Arkema S.A. (b)	101,955
200	Hermes International (b)	186,220
511	Iliad S.A. (b)	98,793
357	Kering S.A. (b)	215,741
464	LVMH Moet Hennessy Louis Vuitton SE (b)	217,499
49,294	Natixis S.A. (b) (c)	114,815
14,402	Orange S.A. (b)	161,729
1,032	Sanofi (b)	93,183
396	Sartorius Stedim Biotech (b)	150,227
985	Schneider Electric SE (b)	119,684
467	Teleperformance (b)	140,185
447	Worldline S.A. (b) (c) (d) (e)	33,108
		1,633,139
	Germany – 9.1%
15,081	Commerzbank AG (b) (c)	71,383
4,780	Deutsche Post AG (b)	211,935
2,366	HeidelbergCement AG (b)	135,320
1,714	Henkel AG & Co., KGaA (b)	154,952
1,764	Henkel AG & Co., KGaA (Preference Shares) (b)	171,656
1,556	Puma SE (b) (c)	136,217
1,013	SAP SE (b)	108,072
1,794	Siemens AG (b)	210,465
664	Symrise AG (b)	81,878
3,732	TAG Immobilien AG (b)	109,981
7,327	TLG Immobilien AG (b)	131,115
		1,522,974
	Ireland – 0.9%
1,779	Kingspan Group PLC (b) (c)	155,252
Shares	Description	Value

	Israel – 0.6%
5,355	Plus500 Ltd. (b)	$102,627
	Italy – 1.0%
49,384	A2A S.p.A. (b)	62,717
2,570	Moncler S.p.A. (b) (c)	102,830
		165,547
	Jersey – 2.2%
5,551	Experian PLC (b)	203,355
1,715	Ferguson PLC (b)	170,335
		373,690
	Luxembourg – 1.1%
106	Eurofins Scientific SE (b) (c)	84,410
2,583	RTL Group S.A. (b) (c)	98,146
		182,556
	Netherlands – 9.9%
108	Adyen N.V. (b) (c) (d) (e)	181,520
1,337	ASML Holding N.V. (b)	483,731
3,426	ASR Nederland N.V. (b)	103,963
1,682	BE Semiconductor Industries N.V. (b)	67,774
946	Euronext N.V. (b) (d) (e)	98,499
276	Ferrari N.V. (b)	49,236
7,417	Koninklijke Ahold Delhaize N.V. (b)	203,343
1,702	Randstad N.V. (b) (c)	84,924
5,565	Unilever N.V. (b)	313,720
817	Wolters Kluwer N.V. (b)	66,150
		1,652,860
	Spain – 1.9%
83,453	CaixaBank S.A. (b)	152,267
6,847	Industria de Diseno Textil S.A. (b)	169,048
		321,315
	Sweden – 11.1%
4,924	Alfa Laval AB (b) (c)	100,015
6,464	Assa Abloy AB, Class B (b)	138,540
4,219	Atlas Copco AB, Class A (b)	186,232
4,073	Atlas Copco AB, Class B (b)	156,060
6,822	Epiroc AB, Class A (b)	101,863
2,307	Hexagon AB, Class B (b)	169,097
2,260	Indutrade AB (b) (c)	114,421
2,725	Investor AB, Class A (b)	162,943
3,606	Investor AB, Class B (b)	216,140
2,927	Kinnevik AB, Class B (b)	119,858
1,529	Lifco AB, Class B (b)	111,925
4,620	Volvo AB, Class A (b) (c)	89,690
9,352	Volvo AB, Class B (b) (c)	181,777
		1,848,561
	Switzerland – 19.5%
334	Geberit AG (b)	190,103

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
October 31, 2020
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Switzerland (Continued)
744	Kuehne + Nagel International AG (b)	$148,698
1,846	Logitech International S.A. (b)	155,297
7,265	Nestle S.A. (b)	817,152
4,943	Novartis AG (b)	385,171
177	Partners Group Holding AG (b)	159,354
1,913	Roche Holding AG (b)	614,707
401	Roche Holding AG (b)	129,203
339	Schindler Holding AG (b)	87,138
62	SGS S.A. (b)	154,865
807	Sika AG (b)	198,526
617	Sonova Holding AG (b) (f)	146,456
728	Temenos AG (b)	78,239
		3,264,909
	United Kingdom – 19.2%
4,321	Ashtead Group PLC (b)	156,149
1,057	AstraZeneca PLC (b)	106,129
9,743	Barratt Developments PLC (b)	60,899
12,464	Compass Group PLC (b)	170,604
8,678	Diageo PLC (b)	280,455
3,677	Diploma PLC (b)	105,881
5,136	Dunelm Group PLC (b)	86,829
14,909	Evraz PLC (b)	69,426
3,506	Fevertree Drinks PLC (b)	91,470
38,581	G4S PLC (b) (c)	101,735
19,052	GlaxoSmithKline PLC (b)	318,140
4,536	Hargreaves Lansdown PLC (b)	79,635
3,423	Hikma Pharmaceuticals PLC (b)	111,294
6,879	IMI PLC (b)	92,237
2,016	Intertek Group PLC (b)	145,214
62,448	Melrose Industries PLC (b) (c)	96,874
4,371	Mondi PLC (b)	82,845
10,168	RELX PLC (b)	201,203
4,527	Rio Tinto PLC (b)	256,054
15,216	RSA Insurance Group PLC (b)	83,560
66,511	Serco Group PLC (b) (c)	111,165
27,488	Spirent Communications PLC (b)	103,197
4,569	Unilever PLC (b)	260,382
13,493	William Hill PLC (b) (c)	47,920
		3,219,297
	Total Common Stocks	16,282,589
	(Cost $15,555,718)
REAL ESTATE INVESTMENT TRUSTS (a) – 0.7%
	Belgium – 0.7%
3,310	Warehouses De Pauw CVA (b)	110,896
	(Cost $85,950)
	Total Investments – 98.0%	16,393,485
	(Cost $15,641,668) (g)
	Net Other Assets and Liabilities – 2.0%	335,903
	Net Assets – 100.0%	$16,729,388

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At October 31, 2020, securities noted as such are valued at $16,393,485 or 98.0% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	Non-income producing security.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(e)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(f)	Non-income producing security which makes payment-in-kind (“PIK”) distributions. For the fiscal year ended October 31, 2020, the Fund received 6 PIK shares of Sonova Holding AG.
(g)	Aggregate cost for federal income tax purposes was $15,656,870. As of October 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,610,757 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $874,142. The net unrealized appreciation was $736,615.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 16,282,589	$ —	$ 16,282,589	$ —
Real Estate Investment Trusts*	110,896	—	110,896	—
Total Investments	$ 16,393,485	$—	$ 16,393,485	$—

*	See Portfolio of Investments for country breakout.

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
October 31, 2020
Currency Exposure Diversification	% of Total Investments
Euro	40.7%
British Pound Sterling	22.5
Swiss Franc	19.9
Swedish Krona	11.3
Danish Krone	4.8
Australian Dollar	0.8
Total	100.0%

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments
October 31, 2020
Shares	Description	Value
COMMON STOCKS (a) – 98.5%
	Argentina – 1.0%
113,734	Central Puerto S.A., ADR	$246,803
31,614	Grupo Financiero Galicia S.A., ADR	197,903
		444,706
	Bermuda – 2.2%
111,368	China Gas Holdings Ltd. (b)	342,240
2,433,060	Gemdale Properties & Investment Corp., Ltd. (b)	377,883
119,405	Hopson Development Holdings Ltd. (b)	305,471
		1,025,594
	Brazil – 6.0%
29,716	Centrais Eletricas Brasileiras S.A.	160,855
29,584	Centrais Eletricas Brasileiras S.A., ADR	161,825
27,148	Centrais Eletricas Brasileiras S.A., Class B (Preference Shares)	146,623
88,606	Cia Siderurgica Nacional S.A., ADR	316,324
55,274	CPFL Energia S.A.	268,473
85,927	Equatorial Energia S.A.	298,456
44,164	Itau Unibanco Holding S.A., ADR	180,631
93,896	Magazine Luiza S.A.	403,046
141,053	Metalurgica Gerdau S.A. (Preference Shares)	240,908
40,298	Petroleo Brasileiro S.A., ADR	267,176
69,133	TIM S.A.	142,773
16,670	Vale S.A.	175,911
		2,763,001
	Cayman Islands – 34.8%
14,815	Alibaba Group Holding Ltd., ADR (c)	4,513,982
293,294	Asia Cement China Holdings Corp. (b)	269,171
4,795	Autohome, Inc., ADR	458,162
61,180	China Conch Venture Holdings Ltd. (b)	272,423
369,614	China Resources Cement Holdings Ltd. (b)	483,984
300,530	Country Garden Holdings Co., Ltd. (b)	371,414
34,558	ENN Energy Holdings Ltd. (b)	437,370
10,741	JD.com, Inc., ADR (c)	875,606
202,976	Logan Group Co., Ltd. (b)	318,466
64,500	Longfor Group Holdings Ltd. (b) (d) (e)	353,403
16,612	Meituan, Class B (b) (c) (d)	619,282
11,544	Momo, Inc., ADR	173,160
7,203	NetEase, Inc., ADR	625,148
479,648	Seazen Group Ltd. (b)	359,596
Shares	Description	Value

	Cayman Islands (Continued)
25,600	Shenzhou International Group Holdings Ltd. (b)	$445,424
103,092	Sunac China Holdings Ltd. (b)	382,075
30,542	Sunny Optical Technology Group Co., Ltd. (b)	507,092
43,274	Tencent Holdings Ltd. (b)	3,306,378
17,648	Vipshop Holdings Ltd., ADR (c)	377,667
7,058	Weibo Corp., ADR (c)	293,260
420,607	Yuzhou Group Holdings Co., Ltd. (b)	162,805
63,788	Zhongsheng Group Holdings Ltd. (b)	454,824
		16,060,692
	China – 6.3%
63,052	Anhui Conch Cement Co., Ltd., Class H (b)	394,421
1,150,136	China Construction Bank Corp., Class H (b)	792,574
62,078	China Life Insurance Co., Ltd., Class H (b)	135,450
35,818	China Vanke Co., Ltd., Class H (b)	111,178
146,116	Guangzhou R&F Properties Co., Ltd., Class H (b)	185,813
80,550	Ping An Insurance Group Co. of China Ltd., Class H (b)	832,861
54,330	Shanghai Baosight Software Co., Ltd., Class B (b)	212,175
125,734	Weichai Power Co., Ltd., Class H (b)	238,427
		2,902,899
	Colombia – 0.4%
390,724	Ecopetrol S.A.	180,807
	Cyprus – 0.7%
12,734	TCS Group Holding PLC, GDR (b) (d)	303,807
	Hong Kong – 2.4%
362,140	CSPC Pharmaceutical Group Ltd. (b)	384,566
600,000	Lenovo Group Ltd. (b)	376,724
140,098	Sinotruk Hong Kong Ltd. (b)	358,350
		1,119,640
	India – 14.1%
14,379	Asian Paints Ltd. (b)	428,881
31,748	Aurobindo Pharma Ltd. (b)	330,858
7,357	Britannia Industries Ltd. (b)	344,551
53,964	Dabur India Ltd. (b)	372,404
9,074	Divi’s Laboratories Ltd. (b)	384,537
37,693	HCL Technologies Ltd. (b)	428,856
6,354	HDFC Asset Management Co., Ltd. (b) (d) (e)	192,821
13,786	Hindustan Unilever Ltd. (b)	385,462

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
October 31, 2020
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	India (Continued)
42,648	IndusInd Bank Ltd. (b) (c)	$335,806
56,431	Infosys Ltd. (b)	808,495
23,073	Infosys Ltd., ADR	329,252
3,732	Jubilant Foodworks Ltd. (b)	109,452
18,181	Pidilite Industries Ltd. (b)	385,017
6,213	Reliance Industries Ltd. (b)	172,254
41,752	Sun TV Network Ltd. (b)	237,603
19,492	Tata Consultancy Services Ltd. (b)	702,501
25,209	UPL Ltd. (b)	154,019
85,346	Wipro Ltd. (b)	391,396
		6,494,165
	Malaysia – 1.7%
152,500	Supermax Corp. Bhd (b) (c)	348,087
207,200	Top Glove Corp. Bhd (b)	427,355
		775,442
	Marshall Islands – 0.6%
32,481	Atlas Corp.	280,311
	Mexico – 1.8%
105,609	Qualitas Controladora S.A.B. de C.V.	423,253
169,918	Wal-Mart de Mexico S.A.B. de C.V.	411,427
		834,680
	Philippines – 0.6%
357,600	Metropolitan Bank & Trust Co. (b)	300,581
	Poland – 0.6%
15,902	Asseco Poland S.A. (b)	257,728
	Russia – 4.1%
1,532	MMC Norilsk Nickel PJSC (b)	364,628
13,507	MMC Norilsk Nickel PJSC, ADR (b)	321,931
79,489	Rosneft Oil Co. PJSC (b)	352,254
200,322	Sberbank of Russia PJSC (b)	507,708
26,634	Severstal PAO (b)	364,787
		1,911,308
	Singapore – 0.7%
52,400	Singapore Exchange Ltd. (b)	332,340
	South Africa – 3.5%
46,635	Exxaro Resources Ltd. (b)	314,605
40,712	Impala Platinum Holdings Ltd. (b)	362,350
12,588	Kumba Iron Ore Ltd. (b)	373,730
1,415	Naspers Ltd., Class N (b)	276,247
38,674	Vodacom Group Ltd. (b)	291,446
		1,618,378
Shares	Description	Value

	South Korea – 4.0%
4,976	Coway Co., Ltd. (b) (c)	$304,693
30,637	Samsung Electronics Co., Ltd. (b)	1,539,988
		1,844,681
	Taiwan – 10.7%
32,443	Accton Technology Corp. (b)	235,708
729,279	IBF Financial Holdings Co., Ltd. (b)	299,993
10,803	International Games System Co., Ltd. (b)	284,279
33,025	Realtek Semiconductor Corp. (b)	411,407
186,235	Taiwan Semiconductor Manufacturing Co., Ltd. (b)	2,817,675
3,977	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	333,551
22,870	United Integrated Services Co., Ltd. (b)	158,788
386,813	United Microelectronics Corp. (b)	415,727
		4,957,128
	Turkey – 1.6%
606,177	Dogan Sirketler Grubu Holding A.S. (b)	175,898
149,350	Eregli Demir ve Celik Fabrikalari T.A.S. (b)	170,789
348,877	Turkiye Sise ve Cam Fabrikalari A.S. (b)	254,539
328,476	Turkiye Vakiflar Bankasi TAO, Class D (b) (c)	149,432
		750,658
	United Kingdom – 0.7%
10,472	British American Tobacco PLC (b)	331,914
	Total Investments – 98.5%	45,490,460
	(Cost $39,448,766) (f)
	Net Other Assets and Liabilities – 1.5%	687,225
	Net Assets – 100.0%	$46,177,685

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
October 31, 2020
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At October 31, 2020, securities noted as such are valued at $33,007,167 or 71.5% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	Non-income producing security.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(e)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(f)	Aggregate cost for federal income tax purposes was $39,672,110. As of October 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $8,641,411 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,823,061. The net unrealized appreciation was $5,818,350.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Argentina	$ 444,706	$ 444,706	$ —	$ —
Brazil	2,763,001	2,763,001	—	—
Cayman Islands	16,060,692	7,316,985	8,743,707	—
Colombia	180,807	180,807	—	—
India	6,494,165	329,252	6,164,913	—
Marshall Islands	280,311	280,311	—	—
Mexico	834,680	834,680	—	—
Taiwan	4,957,128	333,551	4,623,577	—
Other Country Categories*	13,474,970	—	13,474,970	—
Total Investments	$ 45,490,460	$ 12,483,293	$ 33,007,167	$—

*	See Portfolio of Investments for country breakout.

Currency Exposure Diversification	% of Total Investments
Hong Kong Dollar	29.8%
United States Dollar	23.0
Indian Rupee	13.6
New Taiwan Dollar	10.2
South Korean Won	4.1
Brazilian Real	4.0
South African Rand	3.6
Russian Ruble	3.5
Mexican Peso	1.8
Malaysian Ringgit	1.7
Turkish Lira	1.6
Singapore Dollar	0.7
British Pound Sterling	0.7
Philippine Peso	0.7
Polish Zloty	0.6
Colombian Peso	0.4
Total	100.0%

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
October 31, 2020
	First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
ASSETS:
Investments, at value	$ 9,872,034	$ 130,049,222	$ 16,393,485	$ 45,490,460
Cash	36,621	46,615	639,963	1,012,727
Foreign currency	46,542	—	2	3,448,895
Receivables:
Dividends	38,366	230,482	19,846	92,335
Dividend reclaims	232	758,218	282,303	6,645
Investment securities sold	—	2,891,170	17,607	1,631,122
Total Assets	9,993,795	133,975,707	17,353,206	51,682,184
LIABILITIES:
Due to custodian foreign currency	—	1,059,213	—	—
Payables:
Investment securities purchased	46,541	1,770,934	611,335	5,460,926
Investment advisory fees	7,153	96,581	12,483	37,679
Deferred foreign capital gains tax	—	—	—	5,736
Other liabilities	—	—	—	158
Total Liabilities	53,694	2,926,728	623,818	5,504,499
NET ASSETS	$9,940,101	$131,048,979	$16,729,388	$46,177,685
NET ASSETS consist of:
Paid-in capital	$ 19,815,614	$ 206,598,210	$ 31,557,471	$ 65,612,478
Par value	2,000	24,000	3,000	7,500
Accumulated distributable earnings (loss)	(9,877,513)	(75,573,231)	(14,831,083)	(19,442,293)
NET ASSETS	$9,940,101	$131,048,979	$16,729,388	$46,177,685
NET ASSET VALUE, per share	$49.70	$54.60	$55.76	$61.57
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	200,002	2,400,002	300,002	750,002
Investments, at cost	$9,453,130	$123,926,738	$15,641,668	$39,448,766
Foreign currency, at cost (proceeds)	$46,611	$(1,054,373)	$2	$3,448,551

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended October 31, 2020
	First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
INVESTMENT INCOME:
Dividends	$ 355,598	$ 4,289,896	$ 720,150	$ 1,842,920
Interest	154	1,368	189	1,325
Foreign withholding tax	(18,177)	(320,257)	(64,368)	(195,084)
Other	—	281	188	43
Total investment income	337,575	3,971,288	656,159	1,649,204
EXPENSES:
Investment advisory fees	123,102	1,459,791	224,808	545,932
Total expenses	123,102	1,459,791	224,808	545,932
NET INVESTMENT INCOME (LOSS)	214,473	2,511,497	431,351	1,103,272
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,017,804)	(23,770,015)	(4,563,910)	(6,415,066)
In-kind redemptions	(442,770)	540,981	1,332,043	562,991
Foreign currency transactions	(11,204)	(8,474)	1,682	(91,356)
Foreign capital gains tax	—	—	—	1,787
Net realized gain (loss)	(2,471,778)	(23,237,508)	(3,230,185)	(5,941,644)
Net change in unrealized appreciation (depreciation) on:
Investments	796,627	7,279,975	1,120,989	5,411,816
Foreign currency translation	252	44,727	16,468	5,126
Deferred foreign capital gains tax	—	—	—	(4,153)
Net change in unrealized appreciation (depreciation)	796,879	7,324,702	1,137,457	5,412,789
NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,674,899)	(15,912,806)	(2,092,728)	(528,855)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,460,426)	$(13,401,309)	$(1,661,377)	$ 574,417
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets
	First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)		First Trust RiverFront Dynamic Developed International ETF (RFDI)
	Year Ended 10/31/2020	Year Ended 10/31/2019	Year Ended 10/31/2020	Year Ended 10/31/2019
OPERATIONS:
Net investment income (loss)	$ 214,473	$ 756,717	$ 2,511,497	$ 8,380,686
Net realized gain (loss)	(2,471,778)	(5,207,135)	(23,237,508)	(50,398,436)
Net change in unrealized appreciation (depreciation)	796,879	5,278,606	7,324,702	51,030,024
Net increase (decrease) in net assets resulting from operations	(1,460,426)	828,188	(13,401,309)	9,012,274
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(396,562)	(914,283)	(3,529,632)	(8,768,563)
Return of capital	—	—	—	—
Total distributions to shareholders	(396,562)	(914,283)	(3,529,632)	(8,768,563)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	—	—	7,194,088	—
Cost of shares redeemed	(14,406,917)	(17,746,758)	(104,447,692)	(254,736,487)
Net increase (decrease) in net assets resulting from shareholder transactions	(14,406,917)	(17,746,758)	(97,253,604)	(254,736,487)
Total increase (decrease) in net assets	(16,263,905)	(17,832,853)	(114,184,545)	(254,492,776)
NET ASSETS:
Beginning of period	26,204,006	44,036,859	245,233,524	499,726,300
End of period	$ 9,940,101	$ 26,204,006	$ 131,048,979	$ 245,233,524
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	500,002	850,002	4,250,002	8,950,002
Shares sold	—	—	150,000	—
Shares redeemed	(300,000)	(350,000)	(2,000,000)	(4,700,000)
Shares outstanding, end of period	200,002	500,002	2,400,002	4,250,002

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)		First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Year Ended 10/31/2020	Year Ended 10/31/2019	Year Ended 10/31/2020	Year Ended 10/31/2019

$ 431,351	$ 1,732,321	$ 1,103,272	$ 2,600,303
(3,230,185)	(7,778,919)	(5,941,644)	(8,404,037)
1,137,457	8,680,971	5,412,789	14,093,918
(1,661,377)	2,634,373	574,417	8,290,184

(536,232)	(1,694,053)	(1,856,301)	(2,069,623)
—	—	(399,153)	—
(536,232)	(1,694,053)	(2,255,454)	(2,069,623)

—	8,249,517	3,087,604	9,346,520
(19,739,261)	(59,229,655)	(28,146,130)	(44,161,386)
(19,739,261)	(50,980,138)	(25,058,526)	(34,814,866)
(21,936,870)	(50,039,818)	(26,739,563)	(28,594,305)

38,666,258	88,706,076	72,917,248	101,511,553
$16,729,388	$ 38,666,258	$ 46,177,685	$ 72,917,248

650,002	1,550,002	1,200,002	1,800,002
—	150,000	50,000	150,000
(350,000)	(1,050,000)	(500,000)	(750,000)
300,002	650,002	750,002	1,200,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
	Year Ended October 31,				Period Ended 10/31/2016 (a)
	2020	2019	2018	2017
Net asset value, beginning of period	$ 52.41	$ 51.81	$ 59.82	$ 52.14	$ 51.31
Income from investment operations:
Net investment income (loss)	0.89	1.22	1.27	1.42	0.55
Net realized and unrealized gain (loss)	(2.31)	0.65	(7.99)	7.66	0.60
Total from investment operations	(1.42)	1.87	(6.72)	9.08	1.15
Distributions paid to shareholders from:
Net investment income	(1.29)	(1.27)	(1.29)	(1.40)	(0.32)
Net asset value, end of period	$49.70	$52.41	$51.81	$59.82	$52.14
Total return (b)	(2.73)%	3.74%	(11.48)%	17.77% (c)	2.26%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 9,940	$ 26,204	$ 44,037	$ 29,911	$ 26,071
Ratio of total expenses to average net assets	0.83%	0.83%	0.83%	0.83%	0.83% (d)
Ratio of net investment income (loss) to average net assets	1.45%	2.11%	2.28%	1.93%	1.96% (d)
Portfolio turnover rate (e)	117%	96%	136%	131%	49%

(a)	Inception date is April 13, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	The Fund received a reimbursement from the advisor in the amount of $7,644, which represents $0.02 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Developed International ETF (RFDI)
	Year Ended October 31,				Period Ended 10/31/2016 (a)
	2020	2019	2018	2017
Net asset value, beginning of period	$ 57.70	$ 55.84	$ 63.96	$ 51.36	$ 50.73
Income from investment operations:
Net investment income (loss)	0.85	1.54	1.34	0.82	0.83
Net realized and unrealized gain (loss)	(2.84)	1.81	(8.00)	12.73	0.50
Total from investment operations	(1.99)	3.35	(6.66)	13.55	1.33
Distributions paid to shareholders from:
Net investment income	(1.11)	(1.49)	(1.44)	(0.71)	(0.70)
Net realized gain	—	—	(0.02)	(0.24)	—
Total distributions	(1.11)	(1.49)	(1.46)	(0.95)	(0.70)
Net asset value, end of period	$54.60	$57.70	$55.84	$63.96	$51.36
Total return (b)	(3.45)%	6.12%	(10.65)%	26.60% (c)	2.68%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 131,049	$ 245,234	$ 499,726	$ 444,522	$ 25,679
Ratio of total expenses to average net assets	0.83%	0.83%	0.83%	0.83%	0.83% (d)
Ratio of net investment income (loss) to average net assets	1.43%	2.51%	2.28%	1.86%	2.97% (d)
Portfolio turnover rate (e)	96%	87%	133%	106%	44%

(a)	Inception date is April 13, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	The Fund received a reimbursement from the advisor in the amount of $35,978, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Europe ETF (RFEU)
	Year Ended October 31,				Period Ended 10/31/2016 (a)
	2020	2019	2018	2017
Net asset value, beginning of period	$ 59.49	$ 57.23	$ 65.25	$ 51.17	$ 50.67
Income from investment operations:
Net investment income (loss)	0.96	1.78	1.48	0.82	0.91
Net realized and unrealized gain (loss)	(3.50)	2.20	(7.97)	14.86	0.41
Total from investment operations	(2.54)	3.98	(6.49)	15.68	1.32
Distributions paid to shareholders from:
Net investment income	(1.19)	(1.72)	(1.53)	(0.79)	(0.82)
Net realized gain	—	—	—	(0.81)	—
Total distributions	(1.19)	(1.72)	(1.53)	(1.60)	(0.82)
Net asset value, end of period	$55.76	$59.49	$57.23	$65.25	$51.17
Total return (b)	(4.22)%	7.01%	(10.16)%	31.21%	2.66%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 16,729	$ 38,666	$ 88,706	$ 123,980	$ 25,585
Ratio of total expenses to average net assets	0.83%	0.83%	0.83%	0.83%	0.83% (c)
Ratio of net investment income (loss) to average net assets	1.59%	2.77%	2.45%	1.71%	3.23% (c)
Portfolio turnover rate (d)	87%	81%	130%	110%	41%

(a)	Inception date is April 13, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
	Year Ended October 31,				Period Ended 10/31/2016 (a)
	2020	2019	2018	2017
Net asset value, beginning of period	$ 60.76	$ 56.40	$ 68.64	$ 56.27	$ 49.61
Income from investment operations:
Net investment income (loss)	1.10	1.79	1.20	0.71	0.55
Net realized and unrealized gain (loss)	1.81	3.94	(11.87)	13.70	6.66
Total from investment operations	2.91	5.73	(10.67)	14.41	7.21
Distributions paid to shareholders from:
Net investment income	(1.73)	(1.37)	(1.18)	(0.77)	(0.55)
Net realized gain	—	—	(0.30)	(1.27)	—
Return of capital	(0.37)	—	(0.09)	—	—
Total distributions	(2.10)	(1.37)	(1.57)	(2.04)	(0.55)
Net asset value, end of period	$61.57	$60.76	$56.40	$68.64	$56.27
Total return (b)	4.74%	10.32%	(15.92)%	26.49%	14.52%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 46,178	$ 72,917	$ 101,512	$ 75,506	$ 5,628
Ratio of total expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95% (c)
Ratio of net investment income (loss) to average net assets	1.92%	2.60%	1.90%	1.56%	2.66% (c)
Portfolio turnover rate (d)	89%	116%	126%	87%	81%

(a)	Inception date is June 14, 2016, which is consistent with the commencement of operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
October 31, 2020
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust consists of seventeen funds that are currently offering shares. This report covers the following funds, each a series of the Trust:
First Trust RiverFront Dynamic Asia Pacific ETF – (The Nasdaq Stock Market LLC (“Nasdaq”) ticker “RFAP”)
First Trust RiverFront Dynamic Developed International ETF – (Nasdaq ticker “RFDI”)
First Trust RiverFront Dynamic Europe ETF – (Nasdaq ticker “RFEU”)
First Trust RiverFront Dynamic Emerging Markets ETF – (Nasdaq ticker “RFEM”)
Each fund represents a separate series of shares of beneficial interest in the Trust (each a “Fund” and collectively, the “Funds”). Each Fund’s shares are currently listed and traded on Nasdaq. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, the shares are not redeemable securities of a Fund.
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to provide capital appreciation.
Under normal market conditions, RFAP seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of Asian Pacific companies, including through investments in common stocks, depositary receipts, common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such Asian Pacific companies are denominated.
Under normal market conditions, RFDI seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such developed market companies are denominated.
Under normal market conditions, RFEU seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such European companies are denominated.
Under normal market conditions, RFEM seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such emerging market companies are denominated.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2020
as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, REITs, and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2020
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of October 31, 2020, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2020
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2020, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust RiverFront Dynamic Asia Pacific ETF	$ 396,562	$ —	$ —
First Trust RiverFront Dynamic Developed International ETF	3,529,632	—	—
First Trust RiverFront Dynamic Europe ETF	536,232	—	—
First Trust RiverFront Dynamic Emerging Markets ETF	1,856,301	—	399,153
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2019, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust RiverFront Dynamic Asia Pacific ETF	$ 914,283	$ —	$ —
First Trust RiverFront Dynamic Developed International ETF	8,768,563	—	—
First Trust RiverFront Dynamic Europe ETF	1,694,053	—	—
First Trust RiverFront Dynamic Emerging Markets ETF	2,069,623	—	—
As of October 31, 2020, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust RiverFront Dynamic Asia Pacific ETF	$ 56,707	$ (10,346,588)	$ 412,368
First Trust RiverFront Dynamic Developed International ETF	227,138	(81,836,524)	6,036,155
First Trust RiverFront Dynamic Europe ETF	165,383	(15,744,689)	748,223
First Trust RiverFront Dynamic Emerging Markets ETF	—	(25,260,032)	5,817,739
E. Income and Other Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statements of Operations. The capital gains tax paid on securities sold is included in “Net realized gain (loss) on foreign capital gains tax” on the Statements of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2020
aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.
Until March 31, 2020, dividends received by a Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess. Subsequent to the Indian Finance Act, 2020, “The Taxation and Other Laws (Relaxation and Amendment of Certain Provisions) Bill, 2020” (the “Bill”) was enacted into law and is effective retroactively to April 1, 2020. The Bill caps the maximum surcharge at 15% of the tax on dividend income earned by the Fund. The highest effective tax rate proposed for non-corporate entities on dividends will be 23.92%. Note the Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be off-set against capital gains tax liability during the year or claimed as a refund in the annual tax return.
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019, and 2020 remain open to federal and state audit. As of October 31, 2020, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2020, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains.
Non-Expiring Capital Loss Carryforward
First Trust RiverFront Dynamic Asia Pacific ETF	$ 10,346,588
First Trust RiverFront Dynamic Developed International ETF	81,836,524
First Trust RiverFront Dynamic Europe ETF	15,744,689
First Trust RiverFront Dynamic Emerging Markets ETF	25,260,032
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2020
Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2020, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust RiverFront Dynamic Asia Pacific ETF	$ 66,575	$ 423,984	$ (490,559)
First Trust RiverFront Dynamic Developed International ETF	287,367	(623,271)	335,904
First Trust RiverFront Dynamic Europe ETF	190,413	(1,477,206)	1,286,793
First Trust RiverFront Dynamic Emerging Markets ETF	11,640	(447,705)	436,065
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust supervises the investment of the Funds’ assets and is responsible for the expenses of each Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses, if any, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, expenses associated with the execution of portfolio transactions, and extraordinary expenses, which are paid by each respective Fund. RFAP, RFDI and RFEU have each agreed to pay First Trust an annual unitary management fee equal to 0.83% its average daily net assets. RFEM has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Advisor”) serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.35% of each Fund’s average daily net assets that is paid by First Trust out of its investment advisory fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2020
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2020, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust RiverFront Dynamic Asia Pacific ETF	$ 17,733,475	$ 18,426,333
First Trust RiverFront Dynamic Developed International ETF	167,315,344	168,232,252
First Trust RiverFront Dynamic Europe ETF	23,193,775	23,197,723
First Trust RiverFront Dynamic Emerging Markets ETF	50,732,863	61,084,194

For the fiscal year ended October 31, 2020, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust RiverFront Dynamic Asia Pacific ETF	$ —	$ 13,786,115
First Trust RiverFront Dynamic Developed International ETF	6,777,932	102,309,499
First Trust RiverFront Dynamic Europe ETF	—	19,499,168
First Trust RiverFront Dynamic Emerging Markets ETF	961,693	16,946,689
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease with changes in each Fund’s portfolio. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease with changes in each Fund’s portfolio. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2020
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2022.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust RiverFront Dynamic Asia Pacific ETF, First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Europe ETF and First Trust RiverFront Dynamic Emerging Markets ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below for the Funds; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.
Individual Funds Included in the Trust	Financial Highlights
First Trust RiverFront Dynamic Asia Pacific ETF	For the years ended October 31, 2020, 2019, 2018, 2017 and the period from April 13, 2016 (commencement of operations) through October 31, 2016
First Trust RiverFront Dynamic Developed International ETF
First Trust RiverFront Dynamic Europe ETF
First Trust RiverFront Dynamic Emerging Markets ETF	For the years ended October 31, 2020, 2019, 2018, 2017 and the period from June 14, 2016 (commencement of operations) through October 31, 2016
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers, when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 23, 2020
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund III
October 31, 2020 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2020, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust RiverFront Dynamic Asia Pacific ETF	0.00%
First Trust RiverFront Dynamic Developed International ETF	0.00%
First Trust RiverFront Dynamic Europe ETF	0.00%
First Trust RiverFront Dynamic Emerging Markets ETF	0.00%
For the taxable year ended October 31, 2020, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust RiverFront Dynamic Asia Pacific ETF	100.00%
First Trust RiverFront Dynamic Developed International ETF	100.00%
First Trust RiverFront Dynamic Europe ETF	100.00%
First Trust RiverFront Dynamic Emerging Markets ETF	76.85%
The following Funds met the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, and elect to pass through to their shareholders credit for foreign taxes paid. For the taxable year ended October 31, 2020, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust RiverFront Dynamic Asia Pacific ETF	$ 355,332	$ 1.78	$ 18,157	$ 0.09
First Trust RiverFront Dynamic Developed International ETF	4,240,815	1.77	310,720	0.13
First Trust RiverFront Dynamic Europe ETF	713,758	2.38	61,541	0.21
First Trust RiverFront Dynamic Emerging Markets ETF	1,842,920	2.46	185,899	0.25
The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Gross foreign income and foreign taxes paid will be posted on each Fund’s website and disclosed in the tax letter.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2020 (Unaudited)
filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2020 (Unaudited)
a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. In 2017, the United Kingdom’s Financial Conduct Authority announced that LIBOR will cease to be available for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement,

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2020 (Unaudited)
the “Agreements”) among the Trust, the Advisor and RiverFront Investment Group, LLC (the “Sub-Advisor”) on behalf of the following four series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust RiverFront Dynamic Europe ETF (RFEU)
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
First Trust RiverFront Dynamic Developed International ETF (RFDI)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor and the Sub-Advisor on the operations of the Advisor and the Sub-Advisor, respectively, and the performance of the Funds since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. The Board considered that the Sub-Advisor is responsible for the selection and ongoing monitoring of the securities in the Funds’ investment portfolios, but that the Advisor executes each Fund’s portfolio trades. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2020 (Unaudited)
the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by each Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for each of RFEU and RFAP was below the median total (net) expense ratio of the peer funds in its respective Expense Group, that the unitary fee rate for RFEM was equal to the median total (net) expense ratio of the peer funds in its Expense Group and that the unitary fee rate for RFDI was above the median total (net) expense ratio of the peer funds in its Expense Group. With respect to the Expense Groups, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that RFAP’s Expense Group did not include any other actively-managed ETFs and that RFEU’s and RFEM’s Expense Groups each contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2019 to the performance of the funds in its Performance Universe and to that of a broad-based benchmark index. Based on the information provided, the Board noted that each Fund underperformed its Performance Universe median for the one- and three-year periods ended December 31, 2019. The Board also noted that RFEM outperformed its benchmark index for the one-year period ended December 31, 2019 but underperformed its benchmark index for the three-year period ended December 31, 2019 and that each other Fund underperformed its benchmark index for the one- and three-year periods ended December 31, 2019. The Board noted information provided by the Sub-Advisor on reasons for each Fund’s underperformance.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2019 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2020 (Unaudited)
profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board also considered the Advisor’s compensation for fund reporting services provided to the Funds pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement to the effect that, although growth of the Funds will provide some economies of scale, the Sub-Advisor believes that expenses will remain the same for the next twelve months. The Board also noted the Sub-Advisor’s recent investments in personnel and infrastructure to improve services to the Funds. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board noted that the Advisor pays the Sub-Advisor for each Fund from its unitary fee and its understanding that each Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential fall-out benefits to the Sub-Advisor from being associated with the Advisor and the Funds. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the May 11, 2020 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from June 1, 2019 (the initial compliance date for certain requirements of Rule 22e-4) through the Liquidity Committee’s annual meeting held on March 20, 2020 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted a highly liquid investment minimum.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
October 31, 2020 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	189	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	189	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	189	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	189	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	189	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
October 31, 2020 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund III
October 31, 2020 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
RiverFront Investment Group, LLC
1214 E. Cary Street
Richmond, VA 23219
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Institutional Preferred Securities and Income ETF (FPEI)

Annual Report
For the Year Ended
October 31, 2020

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Annual Report
October 31, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Institutional Preferred Securities and Income ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Institutional Preferred Securities and Income ETF (FPEI)
Annual Letter from the Chairman and CEO
October 31, 2020
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Institutional Preferred Securities and Income ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2020.
As I was collecting my thoughts for this annual roundup it occurred to me that my message this year should touch on the tone of the markets and the investing climate rather than belabor all the news and events that brought us to this juncture. We all know how tumultuous our lives have become over the past eight or so months. The phrase “shelter-at-home” says it all. I would rather talk about why I believe investors should be optimistic about where we could be headed.
Having said that, allow me to at least acknowledge the two elephants in the room: the coronavirus (“COVID-19”) and the election. In the first 12 days of November, we learned the following: that we likely have a new president-elect (Joe Biden), though it may not be official for some time because it is being contested by President Donald Trump and some of his loyal backers in the Republican Party citing voter fraud in certain states; that we still do not know which political party will have control of the Senate due to a couple of run-offs in Georgia to be held on January 5, 2021; and, that it looks as though we may be fortunate enough to have an FDA-approved COVID-19 vaccine by either the end of 2020 or the start of 2021, though that too is not yet official. It could be a game-changer in the COVID-19 battle. And, we may gain access to additional vaccines as well. The key to getting the economy back to running on all cylinders is to fully reopen, and a vaccine is “what the doctor ordered.”
With respect to the tone of the markets and investment climate, to say that I am encouraged about what has transpired in 2020 would be an understatement. Despite the extraordinary challenges so far this year, the S&P 500® Index posted a total return of 2.77% over the first 10 months of 2020, this despite plunging 33.8% into bear market territory from February 19, 2020 through March 23, 2020, according to Bloomberg. As impressive as that feat is, the future looks even brighter. While Bloomberg’s consensus earnings growth rate estimate for the S&P 500® Index for 2020 was -16.51%, as of November 13, 2020, its 2021 and 2022 estimates were 21.74% and 16.95%, respectively. That is a strong take on the prospects for a rebound in Corporate America over the next 24 months. One of the tailwinds that is providing a good deal of support to the economy and markets is the decision by the Federal Reserve (the “Fed”) to keep interest rates artificially low for as long as need be to meet both its employment and inflation targets. By keeping rates lower for longer, the Fed is essentially inviting investors to assume more risk to generate higher returns. Brian Wesbury, Chief Economist at First Trust, believes that the Fed could need until 2024 to accomplish its goals. That is a lot of runway for investors to reposition their portfolios, if needed, and a very generous, and perhaps unprecedented, amount of guidance from the Fed, in our opinion. Those investors with cash on the sidelines earning next to nothing have options if they choose to act.
We are encouraged about the prospects for the economy and the markets, but investors should be prepared to weather some volatility until the COVID-19 pandemic is better contained. As always, we encourage investors to stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
First Trust Institutional Preferred Securities and Income ETF’s (the “Fund”) investment objective is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in institutional preferred securities (“Preferred Securities”) and income-producing debt securities (“Income Securities”). Preferred Securities are a type of equity security that have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are generally junior to all forms of the company’s debt, including both senior and subordinated debt. The Fund’s investments in Preferred Securities will primarily be in institutional preferred securities. Institutional preferred securities are targeted to institutional, rather than retail, investors, are generally traded over-the-counter and may also be known as “$1,000 par preferred securities.” They are typically issued in large, institutional lot sized by U.S. and non-U.S. financial services companies and other companies. While all income-producing debt securities will be categorized as “Income Securities” for purposes of the 80% test above, the Income Securities in which the Fund intends to invest as part of its principal investment strategy include hybrid capital securities, contingent capital securities, U.S. and non-U.S. corporate bonds and convertible securities.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/20	Inception (8/22/17) to 10/31/20	Inception (8/22/17) to 10/31/20
Fund Performance
NAV	2.76%	4.28%	14.30%
Market Price	2.65%	4.30%	14.38%
Index Performance
ICE BofA US Investment Grade Institutional Capital Securities Index	5.48%	5.65%	19.19%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI) (Continued)
Sector Allocation	% of Total Investments
Financials	76.1%
Utilities	8.3
Energy	7.6
Consumer Staples	3.1
Industrials	3.1
Communication Services	1.8
Total	100.0%

Credit Quality(1)	% of Total Investments
A-	0.5%
BBB+	8.9
BBB	30.3
BBB-	30.4
BB+	19.4
BB	7.7
BB-	1.2
B+	1.6
Total	100.0%
Top Ten Holdings	% of Total Investments
Emera, Inc., Series 16-A	3.7%
Barclays PLC	2.8
Enbridge, Inc., Series 16-A	2.6
AXIS Specialty Finance LLC	2.4
Lloyds Banking Group PLC	2.1
Australia & New Zealand Banking Group Ltd.	2.0
Land O’Lakes, Inc.	2.0
AerCap Holdings N.V.	1.8
Markel Corp.	1.7
Apollo Management Holdings L.P.	1.6
Total	22.7%

Country Allocation	% of Total Investments
United States	40.4%
United Kingdom	12.3
Canada	10.2
France	9.0
Switzerland	6.3
Netherlands	5.1
Australia	5.0
Italy	3.7
Japan	2.2
Spain	2.0
Finland	1.0
Mexico	0.8
Chile	0.6
Denmark	0.5
Bermuda	0.5
Sweden	0.4
Total	100.0%

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of a Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Institutional Preferred Securities and Income ETF (FPEI)
Annual Report
October 31, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Institutional Preferred Securities and Income ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Stonebridge Advisors LLC
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is the investment sub-advisor to the Fund and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.
Stonebridge Advisors LLC Portfolio Management Team
Scott T. Fleming - Chief Executive Officer and President
Robert Wolf - Chief Investment Officer, Senior Vice President and Senior Portfolio Manager
Eric Weaver - Chief Strategist, Senior Vice President and Portfolio Manager
Commentary
Market Recap
The 12-month period ended October 31, 2020 was a volatile period for the preferred and hybrid securities market, yet all parts of the market earned positive returns. The beginning of the period was marked by very strong performance, as supportive central bank policy, solid economic data, the extension of the BREXIT deadline in the United Kingdom and positive fund flows all helped drive the market higher. However, this all changed during the latter part of the first quarter of 2020 with the onset of the coronavirus (“COVID-19”) pandemic and the associated economic shutdowns. Prices across the preferred and hybrid securities market dropped precipitously as investors pulled money from the space, funds de-levered aggressively and investor sentiment plummeted. In response to the economic fallout, central banks globally embarked on unprecedented stimulus measures while governments passed enormous fiscal spending plans to support consumers and households in the face of rising unemployment. These measures significantly improved liquidity and market functioning across financial markets and helped support the economic recovery. In the U.S., rates dropped across the curve, with 10-Year Treasury yields reaching all-time low levels, while current yield spreads versus 10-Year Treasuries in the preferred and hybrid securities market widened to levels not seen since the global financial crisis of 2008. Despite the economic slowdown, many issuers in the preferred and hybrid securities market were able to beat earnings expectations in both the second and third quarters of 2020. Banks in particular reported strong quarterly numbers overall, increasing capital buffers and reporting less provisions than expected, supporting the positive credit story. The improved investor sentiment and fundamentals during the latter part of the 12-month period ended October 31, 2020 spurred positive fund flows and spreads tightened across the space. The credit strength across the major issuers in the preferred and hybrid securities market, including banks, insurance companies and utilities, remained intact and proved resilient in the face of large shocks to the global economy. For the 12-month period ended October 31, 2020, the retail market produced returns of 4.03% while the institutional market gained 6.15%, according to the ICE BofA Fixed Rate Preferred Securities Index (“P0P1”) and the ICE BofA US Capital Securities Index (“C0CS”), respectively. European contingent convertible capital securities (“CoCos”) also performed well, returning 5.25% during the period, as measured by the ICE USD Investment Contingent Capital Index (“CDLR”).
Performance Analysis
For the 12-month period ended through October 31, 2020, the net asset value (“NAV”) and market price total returns for the Fund were 2.76% and 2.65%, respectively. This compares to a total return of 5.48% for the Fund’s benchmark, which is the ICE BofA US Investment Grade Institutional Capital Securities Index (“CIPS”). The largest contributors to the Fund’s underperformance relative to the benchmark during the period were the Fund’s underweight allocation to long duration securities (7+ years) and overweight allocation to floating rate securities and non-investment grade (non-IG) securities. Offsetting some of the underperformance were the Fund’s security selection and overweight allocation to new issuance from the second and third quarters of 2020.
As rates quickly dropped across the U.S. Treasury yield curve following the Federal Reserve’s (the “Fed”) unprecedented response to the COVID-19 pandemic, long duration securities outperformed, while floating rate and short duration securities underperformed. The Fund’s weighting in floating rate securities, which are not held in the benchmark, and its underweight allocation to long duration (7+ years) securities both contributed to underperformance during the period. We believe it is prudent to not extend duration of the Fund to match the benchmark as the prospect for yield curve steepening is increasing, which may result in a negative impact on longer duration preferred and hybrid securities.

Portfolio Commentary (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
Annual Report
October 31, 2020 (Unaudited)
Another consequence to the economic slowdown from the COVID-19 pandemic was spread decompression between investment grade (“IG”) and non-IG securities. The benchmark is entirely comprised of investment grade securities, including a relatively large weighting in high quality Japanese issuers, which outperformed during the period.
Furthermore, as travel and energy consumption materially decreased after the onset of the COVID-19 pandemic, midstream energy pipelines and aircraft lessors also underperformed during the period. The Fund maintains a small exposure to both industry segments, which had an outsized adverse impact to relative performance. However, we remain confident in the outlook for the securities held by the Fund in these industry segments, as issuer credit fundamentals are stable with recent earnings that have exceeded expectations, along with sufficient liquidity and favorable security structures.
After spreads widened following the pandemic, new issuance in the second and third quarters of 2020 came to market with attractive reset spreads and structures, such as constant maturity Treasury (“CMT”) resets and discrete call features. The Fund took advantage of these new issuance opportunities within the primary issuance market during the period, selectively focusing on newly issued securities with the best combination of credit, relative valuation, and structure.
Market and Fund Outlook
With the uncertainty due to macro conditions, Stonebridge is committed to protecting investor portfolios against near-term risks, while also positioning for future outperformance. Our focus is on improving the quality of investor portfolios, including strengthening the holdings in terms of credit and security structure, while also positioning for the possibility of interest-rate volatility due to fiscal stimulus and inflationary pressures. We are finding value across the entire universe of preferreds and strive to make portfolio adjustments as opportunities are presented. We believe the secondary market will likely find technical support from investor inflows and limited net new issue supply expectations. Attractive valuations, combined with high yields and strong issuer credit fundamentals will likely drive outperformance of preferreds compared to other asset classes, in our opinion.

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Understanding Your Fund Expenses
October 31, 2020 (Unaudited)
As a shareholder of the First Trust Institutional Preferred Securities and Income ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2020.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
Actual	$1,000.00	$1,102.40	0.85%	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	0.85%	$4.32

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2020 through October 31, 2020), multiplied by 184/366 (to reflect the six-month period).

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments
October 31, 2020
Shares	Description	Stated Rate	Stated Maturity	Value
$1,000 PAR PREFERRED SECURITIES – 1.0%
	Banks – 1.0%
2,209	Wells Fargo & Co., Series L	7.50%	(a)	$2,979,411
	(Cost $3,002,990)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 96.5%
	Banks – 43.7%
$4,950,000	Australia & New Zealand Banking Group Ltd. (b) (c) (d)	6.75%	(a)	5,618,720
1,145,000	Australia & New Zealand Banking Group Ltd. (c) (d) (e)	6.75%	(a)	1,299,684
2,600,000	Banco Bilbao Vizcaya Argentaria S.A., Series 9 (c) (d)	6.50%	(a)	2,567,584
400,000	Banco Mercantil del Norte S.A. (b) (c) (d)	7.50%	(a)	398,820
1,100,000	Banco Mercantil del Norte S.A. (b) (c) (d)	8.38%	(a)	1,169,036
3,000,000	Banco Santander S.A. (c) (d) (e)	7.50%	(a)	3,124,800
2,400,000	Bank of America Corp., Series X (d)	6.25%	(a)	2,619,422
3,700,000	Bank of Nova Scotia (The) (d)	4.90%	(a)	3,871,310
1,450,000	Barclays PLC (c) (d)	6.13%	(a)	1,478,831
2,850,000	Barclays PLC (c) (d) (e)	7.88%	(a)	2,947,755
7,250,000	Barclays PLC (c) (d)	8.00%	(a)	7,779,300
700,000	BBVA Bancomer S.A. (b) (c) (d)	5.88%	09/13/34	727,692
2,300,000	BNP Paribas S.A. (b) (c) (d)	6.63%	(a)	2,448,810
4,000,000	BNP Paribas S.A. (b) (c) (d)	7.38%	(a)	4,467,780
1,416,000	Citigroup, Inc. (d)	5.90%	(a)	1,467,684
250,000	Citigroup, Inc. (d)	5.95%	(a)	258,462
3,314,000	Citigroup, Inc., Series P (d)	5.95%	(a)	3,472,271
1,470,000	Citigroup, Inc., Series R (d)	6.13%	(a)	1,459,321
1,900,000	Citizens Financial Group, Inc., Series A, 3 Mo. LIBOR + 3.96% (f)	4.19%	(a)	1,840,235
1,500,000	Citizens Financial Group, Inc., Series F (d)	5.65%	(a)	1,599,375
1,358,000	CoBank ACB, Series I (d)	6.25%	(a)	1,453,060
800,000	Comerica, Inc. (d)	5.63%	(a)	856,000
2,806,000	Credit Agricole S.A. (b) (c) (d)	6.88%	(a)	3,006,110
1,600,000	Credit Agricole S.A. (b) (c) (d)	7.88%	(a)	1,768,256
1,000,000	Credit Agricole S.A. (c) (d) (e)	7.88%	(a)	1,105,160
2,400,000	Credit Agricole S.A. (b) (c) (d)	8.13%	(a)	2,824,080
550,000	Danske Bank A.S. (c) (d) (e)	6.13%	(a)	567,202
850,000	Danske Bank A.S. (c) (d) (e)	7.00%	(a)	914,659
800,000	Farm Credit Bank of Texas, Series 3 (b) (d)	6.20%	(a)	800,652
1,100,000	Farm Credit Bank of Texas, Series 4 (b) (d)	5.70%	(a)	1,186,350
1,450,000	Fifth Third Bancorp, Series L (d)	4.50%	(a)	1,468,125
3,070,000	HSBC Holdings PLC (c) (d)	6.38%	(a)	3,197,860
1,100,000	Huntington Bancshares, Inc., Series F (d)	5.63%	(a)	1,233,375
2,200,000	Huntington Bancshares, Inc., Series G (d)	4.45%	(a)	2,194,500
1,070,000	ING Groep N.V. (c) (d)	5.75%	(a)	1,115,705
1,400,000	ING Groep N.V. (c) (d)	6.50%	(a)	1,487,500
1,520,000	ING Groep N.V. (c) (d) (e)	6.88%	(a)	1,575,685
1,970,000	Intesa Sanpaolo S.p.A. (b) (c) (d)	7.70%	(a)	2,079,192
620,000	JPMorgan Chase & Co., Series R (d)	6.00%	(a)	636,012
3,116,000	JPMorgan Chase & Co., Series V, 3 Mo. LIBOR + 3.32% (f)	3.55%	(a)	2,904,606
475,000	JPMorgan Chase & Co., Series Z, 3 Mo. LIBOR + 3.80% (f)	4.05%	(a)	466,239
1,000,000	Lloyds Bank PLC (b) (d)	12.00%	(a)	1,121,290
900,000	Lloyds Bank PLC (d) (e)	12.00%	(a)	1,009,161
1,550,000	Lloyds Banking Group PLC (c) (d)	6.75%	(a)	1,626,857
5,638,000	Lloyds Banking Group PLC (c) (d)	7.50%	(a)	5,960,606
2,000,000	M&T Bank Corp., Series G (d)	5.00%	(a)	2,046,470
600,000	Natwest Group PLC (c) (d)	6.00%	(a)	622,320
1,550,000	Natwest Group PLC (c) (d)	8.00%	(a)	1,738,480

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2020
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$2,875,000	Natwest Group PLC (c) (d)	8.63%	(a)	$2,973,699
2,425,000	Nordea Bank Abp (b) (c) (d)	6.63%	(a)	2,714,994
1,000,000	Regions Financial Corp., Series D (d)	5.75%	(a)	1,073,750
200,000	Skandinaviska Enskilda Banken AB (c) (d) (e)	5.63%	(a)	205,236
2,866,000	Societe Generale S.A. (b) (c) (d)	7.38%	(a)	2,950,318
500,000	Societe Generale S.A. (c) (d) (e)	7.38%	(a)	514,710
1,321,000	Societe Generale S.A. (b) (c) (d)	7.88%	(a)	1,410,267
400,000	Societe Generale S.A. (c) (d) (e)	7.88%	(a)	427,030
2,639,000	Societe Generale S.A. (b) (c) (d)	8.00%	(a)	2,966,686
1,500,000	Standard Chartered PLC (b) (c) (d)	6.00%	(a)	1,545,000
1,000,000	Standard Chartered PLC (b) (c) (d)	7.75%	(a)	1,064,240
1,000,000	Swedbank AB (c) (d) (e)	6.00%	(a)	1,024,109
1,200,000	Truist Financial Corp., Series P (d)	4.95%	(a)	1,275,000
1,700,000	Truist Financial Corp., Series Q (d)	5.10%	(a)	1,864,577
3,850,000	UniCredit S.p.A. (c) (d) (e)	8.00%	(a)	4,061,111
750,000	UniCredit S.p.A. (b) (d)	5.46%	06/30/35	761,039
				124,414,170
	Capital Markets – 13.1%
4,520,000	Apollo Management Holdings L.P. (b) (d)	4.95%	01/14/50	4,526,934
1,300,000	Bank of New York Mellon (The) Corp., Series G (d)	4.70%	(a)	1,394,250
906,000	Bank of New York Mellon (The) Corp., Series H (d)	3.70%	(a)	901,315
3,000,000	Charles Schwab (The) Corp., Series G (d)	5.38%	(a)	3,290,400
3,370,000	Credit Suisse Group AG (b) (c) (d)	5.25%	(a)	3,401,341
3,300,000	Credit Suisse Group AG (b) (c) (d)	6.38%	(a)	3,546,131
250,000	Credit Suisse Group AG (b) (c) (d)	7.25%	(a)	271,101
314,000	Credit Suisse Group AG (b) (c) (d)	7.50%	(a)	341,915
4,150,000	Credit Suisse Group AG (b) (c) (d)	7.50%	(a)	4,409,416
2,100,000	Goldman Sachs Group (The), Inc., Series M, 3 Mo. LIBOR + 3.92% (f)	4.17%	(a)	2,071,125
3,200,000	Goldman Sachs Group (The), Inc., Series Q (d)	5.50%	(a)	3,434,929
200,000	Goldman Sachs Group (The), Inc., Series R (d)	4.95%	(a)	205,135
1,000,000	Morgan Stanley, Series H, 3 Mo. LIBOR + 3.61% (f)	3.85%	(a)	962,481
368,000	Morgan Stanley, Series J, 3 Mo. LIBOR + 3.81% (f)	4.05%	(a)	361,158
2,204,000	Morgan Stanley, Series M (d)	5.88%	(a)	2,432,665
2,500,000	UBS Group AG (c) (d) (e)	6.88%	(a)	2,766,375
1,425,000	UBS Group AG (b) (c) (d)	7.00%	(a)	1,534,647
1,000,000	UBS Group AG (c) (d) (e)	7.00%	(a)	1,076,945
313,000	UBS Group AG (c) (d) (e)	7.13%	(a)	321,021
				37,249,284
	Diversified Financial Services – 0.7%
1,050,000	Voya Financial, Inc. (d)	5.65%	05/15/53	1,084,655
755,000	Voya Financial, Inc., Series A (d)	6.13%	(a)	776,287
				1,860,942
	Diversified Telecommunication Services – 1.8%
2,500,000	Koninklijke KPN N.V. (b) (d)	7.00%	03/28/73	2,622,107
2,326,000	Koninklijke KPN N.V. (d) (e)	7.00%	03/28/73	2,439,609
				5,061,716
	Electric Utilities – 5.9%
1,290,000	Duke Energy Corp. (d)	4.88%	(a)	1,367,087
9,342,000	Emera, Inc., Series 16-A (d)	6.75%	06/15/76	10,362,567
3,000,000	Enel S.p.A. (b) (d)	8.75%	09/24/73	3,472,500
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2020
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Electric Utilities (Continued)
$1,500,000	Southern (The) Co., Series B (d)	4.00%	01/15/51	$1,526,085
				16,728,239
	Energy Equipment & Services – 1.6%
400,000	Transcanada Trust (d)	5.63%	05/20/75	409,499
2,000,000	Transcanada Trust (d)	5.50%	09/15/79	2,051,957
2,050,000	Transcanada Trust, Series 16-A (d)	5.88%	08/15/76	2,180,673
				4,642,129
	Food Products – 3.0%
1,000,000	Land O’Lakes Capital Trust I (g)	7.45%	03/15/28	1,140,000
6,146,000	Land O’Lakes, Inc. (b)	7.00%	(a)	5,545,812
1,490,000	Land O’Lakes, Inc. (b)	7.25%	(a)	1,392,100
535,000	Land O’Lakes, Inc. (b)	8.00%	(a)	532,325
				8,610,237
	Independent Power & Renewable Electricity Producers – 0.5%
1,500,000	AES Gener S.A. (b) (d)	6.35%	10/07/79	1,513,688
	Insurance – 15.6%
3,000,000	Asahi Mutual Life Insurance Co. (d) (e)	6.50%	(a)	3,202,500
2,700,000	Asahi Mutual Life Insurance Co. (d) (e)	7.25%	(a)	2,838,359
3,858,000	Assurant, Inc. (d)	7.00%	03/27/48	4,206,044
3,800,000	Assured Guaranty Municipal Holdings, Inc. (b) (d)	6.40%	12/15/66	3,727,696
1,700,000	Assured Guaranty Municipal Holdings, Inc. (d) (e)	6.40%	12/15/66	1,671,787
6,520,000	AXIS Specialty Finance LLC (d)	4.90%	01/15/40	6,614,509
1,332,000	Enstar Finance LLC (d)	5.75%	09/01/40	1,356,574
1,000,000	La Mondiale SAM (d) (e)	5.88%	01/26/47	1,127,402
531,000	Lincoln National Corp., 3 Mo. LIBOR + 2.36% (f)	2.64%	05/17/66	377,937
4,500,000	Markel Corp. (d)	6.00%	(a)	4,786,875
200,000	MetLife, Inc.	6.40%	12/15/36	248,195
2,900,000	MetLife, Inc. (b)	9.25%	04/08/38	4,186,814
1,350,000	MetLife, Inc., Series G (d)	3.85%	(a)	1,357,236
800,000	PartnerRe Finance B LLC (d)	4.50%	10/01/50	803,373
2,200,000	QBE Insurance Group Ltd. (b) (d)	5.88%	(a)	2,354,000
1,000,000	QBE Insurance Group Ltd. (b) (d)	7.50%	11/24/43	1,124,178
200,000	QBE Insurance Group Ltd. (d) (e)	7.50%	11/24/43	224,836
2,850,000	QBE Insurance Group Ltd. (d) (e)	6.75%	12/02/44	3,180,244
1,175,000	Reinsurance Group of America, Inc., 3 Mo. LIBOR + 2.67% (f)	2.92%	12/15/65	992,875
				44,381,434
	Multi-Utilities – 1.7%
2,848,000	CenterPoint Energy, Inc., Series A (d)	6.13%	(a)	2,882,972
906,000	NiSource, Inc. (d)	5.65%	(a)	906,444
1,000,000	Sempra Energy (d)	4.88%	(a)	1,042,500
				4,831,916
	Oil, Gas & Consumable Fuels – 5.9%
1,300,000	BP Capital Markets PLC (d)	4.88%	(a)	1,361,152
550,000	Buckeye Partners L.P. (d)	6.38%	01/22/78	354,362
650,000	DCP Midstream L.P., Series A (d)	7.38%	(a)	422,960
1,309,000	DCP Midstream Operating L.P. (b) (d)	5.85%	05/21/43	978,746
500,000	Enbridge, Inc. (d)	6.25%	03/01/78	501,127
7,236,000	Enbridge, Inc., Series 16-A (d)	6.00%	01/15/77	7,207,185
1,700,000	Enbridge, Inc., Series 20-A (d)	5.75%	07/15/80	1,736,585
1,395,000	Energy Transfer Operating L.P., 3 Mo. LIBOR + 3.02% (f)	3.27%	11/01/66	722,959

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2020
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Oil, Gas & Consumable Fuels (Continued)
$100,000	Energy Transfer Operating L.P., Series B (d)	6.63%	(a)	$71,175
2,200,000	Energy Transfer Operating L.P., Series G (d)	7.13%	(a)	1,800,942
2,000,000	Enterprise Products Operating LLC, 3 Mo. LIBOR + 2.78% (f)	3.02%	06/01/67	1,529,990
				16,687,183
	Trading Companies & Distributors – 1.8%
6,400,000	AerCap Holdings N.V. (d)	5.88%	10/10/79	5,077,792
	Transportation Infrastructure – 1.2%
3,950,000	AerCap Global Aviation Trust (b) (d)	6.50%	06/15/45	3,505,625
	Total Capital Preferred Securities			274,564,355
	(Cost $269,892,362)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 0.5%
	Insurance – 0.5%
1,400,000	Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. (b) (h)	7.63%	10/15/25	1,396,500
	(Cost $1,413,724)

Total Investments – 98.0%	278,940,266
(Cost $274,309,076) (i)
Net Other Assets and Liabilities – 2.0%	5,578,643
Net Assets – 100.0%	$284,518,909

(a)	Perpetual maturity.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2020, securities noted as such amounted to $91,412,908 or 32.1% of net assets.
(c)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2020, securities noted as such amounted to $103,144,776 or 36.3% of net assets. Of these securities, 2.2% originated in emerging markets, and 97.8% originated in foreign markets.
(d)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2020. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(f)	Floating or variable rate security.
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(h)	These notes are Senior Payment-in-kind (“PIK”) Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue on the notes at a rate of 7.63% per annum (“Cash Interest Rate”) and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. There were no PIK interest distributions received during the fiscal year ended October 31, 2020.
(i)	Aggregate cost for federal income tax purposes was $274,132,928. As of October 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $9,490,058 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,682,720. The net unrealized appreciation was $4,807,338.

LIBOR	London Interbank Offered Rate
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2020

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$1,000 Par Preferred Securities*	$ 2,979,411	$ 2,979,411	$ —	$ —
Capital Preferred Securities*	274,564,355	—	274,564,355	—
Corporate Bonds and Notes*	1,396,500	—	1,396,500	—
Total Investments	$ 278,940,266	$ 2,979,411	$ 275,960,855	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Statement of Assets and Liabilities
October 31, 2020
ASSETS:
Investments, at value (Cost $274,309,076)	$ 278,940,266
Cash	4,687,320
Receivables:
Interest	3,575,769
Investment securities sold	2,213,095
Interest reclaims	91,223
Fund shares sold	7,748
Total Assets	289,515,421
LIABILITIES:
Payables:
Fund shares redeemed	3,873,728
Investment securities purchased	906,000
Investment advisory fees	216,784
Total Liabilities	4,996,512
NET ASSETS	$284,518,909
NET ASSETS consist of:
Paid-in capital	$ 285,279,126
Par value	147,000
Accumulated distributable earnings (loss)	(907,217)
NET ASSETS	$284,518,909
NET ASSET VALUE, per share	$19.36
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	14,700,002
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Statement of Operations
For the Year Ended October 31, 2020
INVESTMENT INCOME:
Interest	$ 16,922,922
Dividends	1,748
Foreign withholding tax	(3,455)
Total investment income	16,921,215
EXPENSES:
Investment advisory fees	2,368,429
Total expenses	2,368,429
NET INVESTMENT INCOME (LOSS)	14,552,786
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(5,869,129)
Net change in unrealized appreciation (depreciation) on investments	(921,636)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(6,790,765)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 7,762,021

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Statements of Changes in Net Assets
	Year Ended 10/31/2020	Year Ended 10/31/2019
OPERATIONS:
Net investment income (loss)	$ 14,552,786	$ 8,281,677
Net realized gain (loss)	(5,869,129)	54,698
Net change in unrealized appreciation (depreciation)	(921,636)	10,673,383
Net increase (decrease) in net assets resulting from operations	7,762,021	19,009,758
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(14,004,420)	(8,164,160)
Return of capital	(507,892)	(204,397)
Total distributions to shareholders	(14,512,312)	(8,368,557)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	98,406,079	132,683,600
Cost of shares redeemed	(42,314,739)	(1,903,752)
Net increase (decrease) in net assets resulting from shareholder transactions	56,091,340	130,779,848
Total increase (decrease) in net assets	49,341,049	141,421,049
NET ASSETS:
Beginning of period	235,177,860	93,756,811
End of period	$284,518,909	$235,177,860
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	11,850,002	5,000,002
Shares sold	5,100,000	6,950,000
Shares redeemed	(2,250,000)	(100,000)
Shares outstanding, end of period	14,700,002	11,850,002
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,			Period Ended 10/31/2017 (a)
	2020	2019	2018
Net asset value, beginning of period	$ 19.85	$ 18.75	$ 20.26	$ 20.00
Income from investment operations:
Net investment income (loss)	1.01	1.01	0.99	0.18
Net realized and unrealized gain (loss)	(0.50)	1.12	(1.47)	0.22
Total from investment operations	0.51	2.13	(0.48)	0.40
Distributions paid to shareholders from:
Net investment income	(0.97)	(1.00)	(1.03)	(0.14)
Return of capital	(0.03)	(0.03)	—	—
Total distributions	(1.00)	(1.03)	(1.03)	(0.14)
Net asset value, end of period	$19.36	$19.85	$18.75	$20.26
Total return (b)	2.76%	11.75%	(2.42)%	2.00%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 284,519	$ 235,178	$ 93,757	$ 24,313
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85% (c)
Ratio of net investment income (loss) to average net assets	5.22%	5.39%	5.36%	4.93% (c)
Portfolio turnover rate (d)	48%	28%	25%	13%

(a)	Inception date is August 22, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2020
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is a diversified open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Institutional Preferred Securities and Income ETF (the “Fund”), which trades under the ticker “FPEI” on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in institutional preferred securities and income-producing debt securities, including hybrid capital securities, contingent capital securities, U.S. and non-U.S. corporate bonds and convertible securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Bonds, notes, capital preferred securities, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2020
has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2020
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2020, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
In July 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculations of the London Interbank Offered Rates (“LIBOR”) after 2021. Further, the FCA has subsequently stated, as recently as March 2020, that the central assumption continues to be that firms should not rely on LIBOR being published after the end of 2021.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2020, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Par Amount	Current Price	Carrying Cost	Value	% of Net Assets
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	05/04/18	$1,000,000	$114.00	$1,107,684	$1,140,000	0.40%
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2020
securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2020 and 2019, was as follows:
Distributions paid from:	2020	2019
Ordinary income	$14,004,420	$8,164,160
Capital gains	—	—
Return of capital	507,892	204,397
As of October 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(5,714,555)
Net unrealized appreciation (depreciation)	4,807,338
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019 and 2020 remain open to federal and state audit. As of October 31, 2020, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2020, for federal income tax purposes, the Fund had $5,714,555 of capital loss carryforward available to the extent provided by regulations, to offset future capital gains.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2020, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(19,067)	$(6,439)	$25,506
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
G. New Accounting Pronouncement
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2020
call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. ASU 2017-08 was adopted for these financial statements and did not have a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”), a majority-owned affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Stonebridge and its management of the investment of the Fund’s assets and will pay Stonebridge for its services as the Fund’s sub-advisor. First Trust is responsible for the Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. Stonebridge receives a sub-advisory fee equal to 0.425% of the average daily net assets of the Fund less Stonebridge’s share of the Fund’s expenses. The Sub-Advisor’s fee is paid by the Advisor out of the Advisor’s management fee. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2020, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $187,497,175 and $127,603,455, respectively.
For the fiscal year ended October 31, 2020, the Fund had no in-kind transactions.
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2020
market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Fund’s portfolio is adjusted to conform to changes in the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease with changes in the Fund’s portfolio. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease with changes in the Fund’s portfolio. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2022.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Other Matters
By operation of law, the Fund now operates as a diversified open-end management investment company as defined in Section 5(b) of the 1940 Act.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Institutional Preferred Securities and Income ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended October 31, 2020, 2019, and 2018, and the period from August 22, 2017 (commencement of operations) through October 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended October 31, 2020, 2019, and 2018, and for the period from August 22, 2017 (commencement of operations) through October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers, when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 23, 2020
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2020 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2020, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
14.83%	61.11%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or

Additional Information (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2020 (Unaudited)
economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. In 2017, the United Kingdom’s Financial Conduct Authority announced that LIBOR will cease to be available for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such

Additional Information (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2020 (Unaudited)
events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Institutional Preferred Securities and Income ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Stonebridge Advisors LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall-out benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor and the Sub-Advisor on the operations of the Advisor and the Sub-Advisor, respectively, and the performance of the Fund since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangements between the Trust

Additional Information (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2020 (Unaudited)
and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for the one-year period ended December 31, 2019 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median for the one-year period ended December 31, 2019 but underperformed the blended benchmark index for the one-year period ended December 31, 2019.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.

Additional Information (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2020 (Unaudited)
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2019 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that FTCP has an ownership interest in the Sub-Advisor and considered potential fall-out benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub Advisor’s expenses in providing sub-advisory services to the Fund and noted the Sub-Advisor’s hiring of additional personnel and commitment to add additional resources if assets increase. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from the unitary fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including potential fall-out benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board noted the Sub-Advisor’s statements that its relationship with the Advisor has helped it build relationships with Wall Street firms that have preferred and hybrid securities trading desks, which may lead to access to those firms’ research reports and analysts, but that the Sub-Advisor does not utilize soft-dollar arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the May 11, 2020 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from June 1, 2019 (the initial compliance date for certain requirements of Rule 22e-4) through the Liquidity Committee’s annual meeting held on March 20, 2020 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted a highly liquid investment minimum.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each

Additional Information (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2020 (Unaudited)
fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
October 31, 2020 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	189	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	189	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	189	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	189	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	189	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
October 31, 2020 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2020 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $228,500 for fiscal year ended October 31, 2019 and $223,500 for the fiscal year ended October 31, 2020.

(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2019, and $0 for the fiscal year ended October 31, 2020.

Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2019, and $0 for the fiscal year ended October 31, 2020.

(c)	Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $ $60,800 for fiscal year ended October 31, 2019 and $195,758 for the fiscal year ended October 31, 2020. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser and distributor were $0 for the fiscal year ended October 31, 2019, and $0 for the fiscal year ended October 31, 2020.

(d)	All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2019, and $0 for the fiscal year ended October 31, 2020.

All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2018, and $0 for the fiscal year ended October 31, 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant: Adviser and Distributor:

(b) 0% (b) 0%

(c) 0% (c) 0%

(d) 0% (d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year ended October 31, 2019 were $60,800 for the registrant, $28,500 for the registrant’s investment adviser, $34,400 for the registrant’s distributor and $18,500 for Stonebridge Advisors LLC (“Stonebridge”), which is under common control with the registrant’s investment adviser and serves as the registrant’s investment sub-advisor for the First Trust Preferred Securities and Income ETF and the First Trust Institutional Preferred Securities and Income ETF, and for the fiscal year ended October 31, 2020 were $195,758 for the registrant, $70,370 for the registrant’s investment adviser, $99,830 for the registrant’s distributor and $18,000 for Stonebridge.

(h)	The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of:Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund III

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	January 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	January 8, 2021

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	January 8, 2021

* Print the name and title of each signing officer under his or her signature.